1933 Act File No. 333-234244

1940 Act File No. 811-23483

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.
Post-Effective Amendment No. 3
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 5

AXONIC FUNDS

(Exact Name of Registrant as Specified in Charter)

520 Madison Avenue, 42nd Floor

New York, New York 10022

(Address of Principal Office)

Registrant’s Telephone Number, including Area Code: (212) 259-0430

Clayton DeGiacinto, President

c/o Axonic Capital LLC

520 Madison Avenue, 42nd Floor, New York, New York 10022

(Name and Address of Agent for Service)

With copy to: Jeffrey T. Skinner, Esq.

Kilpatrick Townsend & Stockton LLP

1001 West Fourth Street

Winston-Salem, NC 27101

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485
[X]	on February 28, 2021 pursuant to paragraph (b) of Rule 485
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]	on (date) pursuant to paragraph (a)(1) of Rule 485
[ ]	75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus February 28, 2021

Axonic Strategic Income Fund

Class A Shares (AXSAX)
Class I Shares (AXSIX)

A series of the
Axonic Funds

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as broker-dealer or bank) or, if you are a direct investor, by calling 833-429-6642.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 833-429-6642 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

TABLE OF CONTENTS
INVESTMENT OBJECTIVE	1
FEES AND EXPENSES	1
PRINCIPAL INVESTMENT STRATEGIES	2
PRINCIPAL RISKS	3
PERFORMANCE INFORMATION	5
MANAGEMENT OF THE FUND	6
ADDITIONAL INFORMATION ABOUT THE FUND	6
PURCHASE AND SALE OF FUND SHARES	6
TAX INFORMATION	6
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	6
ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RISKS	6
MANAGEMENT OF THE FUND	19
INVESTMENT ADVISER	19
BOARD OF TRUSTEES	20
ADMINISTRATOR AND TRANSFER AGENT	20
DISTRIBUTOR	20
EXPENSES OF THE FUND	20
INVESTING IN THE FUND	20
MINIMUM INVESTMENT	20
PRICING OF SHARES	25
PURCHASING SHARES	26
REDEEMING SHARES	28
FREQUENT TRADING POLICIES	30
DISTRIBUTIONS	30
FEDERAL TAXES	30
FINANCIAL HIGHLIGHTS	31
ADDITIONAL INFORMATION	35

Axonic Strategic Income Fund

INVESTMENT OBJECTIVE

The investment objective of the Axonic Strategic Income Fund (the “Fund”) is to seek to maximize total return, through a combination of current income and capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and members of your household invest, or agree to invest in the future, at least $100,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in this Prospectus in the “Class A Shares” section of the Fund’s Prospectus and in Appendix A - Waivers and Discounts Available from Intermediaries.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None
Maximum Deferred Sales Charge (Load)(as a percentage of the amount redeemed)	None(1)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class I Shares
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	None
Shareholder Service Fees	0.15%	None
Other Expenses	0.59%	0.34%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	1.88%	1.23%
Management Fee Waivers and Expense Reimbursements)(2)	(0.34)%	(0.09)%
Total Annual Fund Operating Expenses After Management Fee Waivers and Expense Reimbursements(2)	1.54%	1.14%

(1)

There is no initial sales charge on purchases of Class A shares of $1 million or more; however, a contingent deferred sales charge of up to 1.00% may be imposed if such Class A shares are redeemed within eighteen (18) months of their purchase.

(2)

The Fund’s investment adviser, Axonic Capital LLC (the “Adviser”), has entered into an Expense Limitation Agreement with the Fund under which it has contractually agreed to waive Management Fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of any front-end sales loads, interest expense on any borrowings, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses, payments, if any, under a Rule 12b-1 Distribution Plan and/or Shareholder Services Plan and certain other Fund expenses such as dividend and interest expense and broker charges on short sales) to not more than 1.10% of average daily net assets for each class of shares. The Expense Limitation Agreement is currently in effect until December 31, 2022. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after the date on which such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to December 31, 2022, this agreement may not be modified or terminated without the approval of the Board. After December 31, 2022, the Expense Limitation Agreement may continue from year-to-year provided such continuance is approved by the Board. The Expense Limitation Agreement may be terminated by the Adviser or the Board, without approval by the other party, at the end of the then current term upon not less than 90 days’ notice to the other party as set forth in the Expense Limitation Agreement. The Expense Limitation Agreement will terminate automatically if the Fund’s Advisory Agreement with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the contractual arrangement to waive Management Fees and reimburse expenses remains in effect only until December 31, 2022. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Class A	$378	$770	$1,187	$2,347
Class I	$116	$381	$667	$1,479

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most fiscal period December 31, 2019 (Commencement of Operations) to October 31, 2020, the Fund’s portfolio turnover rate was approximately 54% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In pursuing its investment objective, the Fund seeks to maximize risk-adjusted total returns by investing primarily in income-producing instruments (i.e., under normal circumstances, the Fund will invest at least 60% of its net assets in income-producing instruments). These instruments may include: (i) mortgage-backed securities (“MBS”), including agency and non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”); (ii) other asset-backed securities (“ABS”) and structured credit instruments, including instruments representing the ownership and cashflows from or financing of various assets, including aircraft, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and collateralized mortgage obligations (“CMOs”); and (iii) other income-producing investments, including corporate and bank-issued bonds, loans and participations, and instruments representing the ownership and cashflows from or financing of various assets, including aircraft and intellectual property royalties. The Fund also may invest in real estate investment trusts (“REIT”), equity securities of companies whose business is substantially related to the mortgage business (e.g., title, financial guaranty and other insurers and reinsurers; banks; marketplace and other lenders; mortgage originators; mortgage and other loan servicers; and homebuilders), and mortgage derivatives such as stripped RMBS and inverse floaters. Fund investments may also include private placement debt securities or loans, which may be directly or indirectly originated by the Fund or purchased from other originators. The Fund may be the sole buyer of such loans or securities designed for purchase by the Fund.

Credit instruments invested in by the Fund may be fixed, floating or inverse floating; interest-only or principal-only (i.e., stripped securities); of any maturity or no maturity; senior or subordinate (including equity tranches of structured credit instruments); and/or secured or unsecured debt instruments. There is no limit on the amount of Fund assets that may be invested in the junior debt, residual or equity tranches of any of the structured finance vehicles in which the Fund may invest. The Fund’s investments may be of any credit quality, including, without limitation, investments that are rated below investment grade (commonly referred to as “high yield” or “junk” instruments), are unrated or that are distressed or in default. The Fund’s investments may be issued by U.S. and non-U.S. issuers. There is no limit on the percentage of the Fund’s assets that may be invested in the securities of non-U.S. issuers, including, without limitation, securities of emerging markets issuers.

In addition, for speculative or hedging purposes, the Fund may use various cleared and uncleared over-the-counter and exchange-traded derivatives, including swaps, options, swaptions, futures and forward agreements on financial instruments, equity securities and indices, debt instruments and indices, government securities, treasuries, currencies and commodities.

The Fund’s portfolio will be deemed to be non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), meaning it may invest a greater percentage of its assets in a single or limited number of issuers than a diversified fund. Under normal circumstances, the Fund will concentrate its investments (i.e., invest 25% or more of its total assets (measured at the time of purchase)) in MBS and other mortgage-related securities (such as CMOs), which investments the Fund treats as investments in a group of industries. To the extent permitted by the 1940 Act, the Fund’s positions may be leveraged, and may be financed by various sources of funding, including bank lines, margin trading, short positions, derivatives (including total return swaps), and reverse repurchase arrangements and participations. The Fund may invest up to 15% of its net assets in illiquid investments.

The Adviser’s investment approach focuses primarily on generation of income and other gains while seeking to minimize the adverse effects of rising interest rates by: (i) utilizing both top-down and bottom-up analysis during the fundamental research phase; and (ii) focusing on key sources of risk during the portfolio construction and ongoing portfolio management phases.

The Adviser’s investment strategy relies on three primary components:

●	the Adviser’s ability to identify and purchase appropriate securities;

●	an intensive analytical approach to risk management and portfolio construction; and

●	the Adviser’s ability to construct a blended portfolio of risk-based assets and hedges with a return profile over time that demonstrates increased total return while mitigating discrete risks.

The Adviser carries out the Fund’s investment process and risk control procedures by applying various valuation tools, including the Adviser’s own risk and valuation pricing engine. In particular, the Adviser believes that attractive risk-adjusted returns can be produced by systematically discovering misvalued credit risk, structural nuances and other opportunities in income-producing investments.

In managing the Fund’s investments, the Adviser applies top-down research in an effort to optimize portfolio construction for attractive risk-adjusted returns. In selecting securities for the Fund, the Adviser attempts to take advantage of the inefficiencies that result from, among other things: (i) inconsistency of performance across deals, issuers, and sectors; (ii) heterogeneity of securities from both a collateral and structural perspective; and (iii) structural complexity. The Adviser then supplements the foregoing where applicable by making investments that provide appropriate hedging mechanisms, as necessary. The Adviser sells securities when the securities have realized the Adviser’s goals, the Adviser identifies more attractive opportunities or pressing needs for the Fund’s portfolio, the securities are no longer attractive, or the Adviser wishes to raise cash for the Fund.

2

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. The principal risks of an investment in the Fund are summarized below. For a more complete discussion of the risks of investing in the Fund, see “Principal Risks of Investing in the Fund”.

Residential Mortgage-Backed Securities Risks. Collateral underlying RMBS generally consists of mortgage loans secured by residential real estate or other RMBS. In addition to the risks associated with other asset-backed securities as described above, mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. In addition, the rate of prepayments on underlying mortgages affects the price and volatility of a mortgage-backed security, and may have the effect of shortening or extending the effective maturity beyond what was anticipated.

Commercial Mortgage-Backed Securities Risks. Collateral underlying CMBS generally consists of mortgage loans secured by income-producing property or other CMBS. Performance of a commercial mortgage loan and the market value of a commercial property both depend primarily on the net income generated by the underlying mortgaged property and performance of the related business (including property management). As a result, income generation will affect both the likelihood of default and the severity of losses with respect to a commercial mortgage loan. Issues associated with managing a commercial property may impact both performance and market value. The value of commercial real estate is also subject to limitations on remedies imposed by bankruptcy laws and state laws regarding foreclosure and rights of redemption. In addition, the unavailability of real estate financing may lead to default of mortgage loans on commercial properties, and there is no recourse against the borrower’s assets other than the collateral except in the case of borrowers acting fraudulently or otherwise illegally. As a result, payments on the CMBS may be adversely affected in such cases.

Concentration in Certain Mortgage-Related Assets Risk. The risks of concentrating in mortgage-related assets, including RMBS (agency and non-agency), CMBS and other mortgage-backed securities include susceptibility to changes in interest rates and the risks associated with the market’s perception of issuers, the creditworthiness of the parties involved and investing in real estate securities.

REIT Risk. Investments in REITS and in securities of other companies principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values.

Aircraft and Aviation Industry Risk. The Fund may invest in securities collateralized or otherwise backed by aircraft. Risks associated with aircraft securitizations include, but are not limited to, risks related to commercial aircraft, the leasing of aircraft by commercial airlines and the commercial aviation industry generally, as well as with respect to any one aircraft or type of aircraft, the particular maintenance and operating history for the aircraft or its components, the model and type of aircraft, the jurisdiction of registration and regulatory risk. In this regard, adverse developments with respect to particular aircraft will adversely affect the value of securities related to the same. In addition to the foregoing, market events such as economic declines and recessions, geopolitical conflicts and the occurrence or threat of pandemics, terrorism or war can have a material adverse effect on the aviation industry generally and securities related to the same, especially when such market events cause material declines in travel, increases in costs or future uncertainty for airlines, aircraft or the commercial aviation industry generally. For example, as a result of the COVID-19 pandemic, air travel has substantially declined, and many airlines have become dependent, at least in part, on government aid. There can be no assurance that this government aid will continue, that it will be sufficient to sustain airlines or the industry generally, or that it will limit or prevent decreases in the value of securities related to the aviation industry.

Asset-Backed Securities Risks. Asset-backed securities are subject to credit risk, interest rate risk, and to a lesser degree, prepayment risk. Asset-backed securities may also be subject to additional risks, including the fact that underlying assets may be unsecured.

Structured Investments Risks. The Fund may invest in entities organized and operated for the purpose of restructuring the investment characteristics of other debt securities, which may include CDOs, CLOs and CMOs. The Fund will not own the underlying assets of these entities directly, and the Fund will not benefit from rights that holders of the assets have, including indemnification and voting rights. Structured finance securities entail risks that are associated with their underlying assets and risks resulting from the entities’ structure and execution. Additionally, investments in the equity tranches (or other similar junior tranches) of structured investments typically represent the first loss position, are unrated and may be highly leveraged, which magnifies the risk of loss on such investments.

Commercial and Residential Mortgages and Loans Risks. Investing in commercial and residential mortgage loans involves the general risks typically associated with investing in traditional fixed-income securities (including interest rate and credit risk) and certain additional risks and special considerations (including the risk of principal prepayment and the risk of investing in real estate).

Direct Lending/Origination Risk. To the extent that the Fund invests in loans or privately placed debt securities that are directly or indirectly originated by the Fund or purchased from the originator, the Fund will be subject to the risk associated with investing in commercial and residential mortgages and loans and to certain additional risks and expenses, which may include the risks and expenses of servicing the accompanying debt and, if necessary, of foreclosure.

Interest Rate Risk. In recent years the U.S. has experienced historically low interest rates, increasing the exposure of fixed income investors to the risks associated with rising interest rates. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, some fixed income securities may experience increased volatility and may lose value, which could adversely impact the Fund’s net asset value. Rising interest rates could also impair the ability of borrowers to service interest payment obligations and make principal loan repayments, which could adversely impact the Fund’s net investment income and its distributions to Shareholders. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair the Fund’s ability to achieve its investment objective.

3

Equity Securities Risk. An equity security can fluctuate in price based upon many different factors, including, among others, factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management, or changes in the company’s financial condition or prospects. Equity security prices also fluctuate based on investors’ perceptions of a security’s value, regardless of the accuracy of those perceptions.

LIBOR Risk. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR.” LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR, especially for those instruments that do not provide for an alternative rate in the event that LIBOR ceases to be published. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. All of the aforementioned may adversely affect the Fund’s performance or NAV.

Market Risk. Market risk refers to the risk that the value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including fluctuation in interest rates, the quality of the Fund’s investments, general economic and market conditions, and investor sentiment. In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. Certain market events (including, without limitation, the occurrence or threat of pandemic, terrorism or war) could cause turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets, which may negatively affect many issuers domestically and around the world. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and rapidly and, therefore, adversely affect the Fund.

Unrated Securities Risk. The Fund may purchase unrated securities which are not rated by a rating agency. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating.

High Yield Securities Risk. The Fund may invest in below investment grade and/or unrated instruments (also known as “junk bonds”), which may include securities rated as low as “D” or unrated securities of comparable quality. Such instruments are regarded as predominantly speculative with respect to an issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments. Debt rated “D” is in default or is expected to default upon maturity of payment date. Such investments are inherently speculative and involve major risk exposure to adverse conditions. There is no minimum credit quality for securities in which the Fund may invest.

Leverage. The Fund may use leverage, which will cause the Fund’s NAV to be more volatile than it would otherwise be, may cause the Fund to experience losses if earnings on the investments made with borrowed money do not cover the costs of borrowing and may increase the risk of investing with the Fund.

Credit Risk. Certain investments may be exposed to the credit risk of the counterparties with whom the Fund deals.

Valuation Risk. The valuation of securities or instruments that lack a central trading place (such as fixed-income securities or instruments) may carry greater risk than those that trade on an exchange. Accordingly, there is a risk that the determination of the fair value of a security or instrument will not approximate the price at which the Fund could sell the security or instrument at the time of the fair valuation.

Illiquid Investments Risk. The Fund may, at times, hold illiquid investments, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. The Fund could lose money if it is unable to dispose of an investment at a time or price that is most beneficial to the Fund.

Conflicts of Interest Risk. There are significant and potential conflicts of interest that could impact the Fund’s investment returns, including the potential for portfolio managers to devote unequal time and attention to the management of the Fund and any other accounts managed; allocate a limited investment opportunity among more than one client for whom the investment may be suitable; and acquire material non-public information or otherwise be restricted from trading in certain potential investments.

Derivatives Risks. Credit derivatives are contracts that transfer price, spread and/or default risks of debt and other instruments from one party to another. Such instruments may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. In addition, the Fund is subject to the credit risk associated with the underlying assets of a derivatives contract as well as the risk of counterparty default. As a result, the Fund’s use of derivatives could result in losses, which could be significant.

Extension Risk. When interest rates rise, certain obligations may be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

Non-U.S. Investments Risks. Non-U.S. investments may be traded in undeveloped, inefficient and less liquid markets and may experience greater price volatility and changes in value. Investments in emerging markets can impose greater risk than investing in developed foreign markets.

Foreign Currency Risk. Changes in foreign currency exchange rates may adversely affect the U.S. dollar value of and returns on foreign denominated investments.

Security Selection Risk. The Fund’s financial condition and results of operations could be negatively affected if a significant investment fails to perform as expected.

4

General Market Risk. The capital markets may experience periods of disruption, instability and volatility. Such conditions may materially and adversely affect the markets globally and in the jurisdictions in which the Fund invests, which may have a negative impact on the Fund’s performance. The Fund’s NAV and investment return will fluctuate based on changes in the value of its portfolio securities.

Portfolio Turnover Risks. The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. The portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Fund, including, for example, brokerage commissions, dealer mark-ups and bid/ask spreads, and transaction costs on the sale of securities and reinvestment in other securities, and may result in the realization of taxable capital gains (including short-term capital gains, which are generally taxable to shareholders subject to tax at ordinary income rates).

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by a single corporate, economic, political or regulatory occurrence.

New Fund Risk. The Fund has a limited operating history. As a result, the Fund’s performance may not reflect how the Fund may be expected to perform over the long term, and prospective investors have no meaningful track record and history on which to base their investment decisions.

Regulatory and Legal Risk. Legal and regulatory changes, including those implemented in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), could occur, which may materially adversely affect the Fund.

Risk Relating to the Fund’s RIC Status. To qualify and remain eligible for the special tax treatment accorded to RICs and their Shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.

PERFORMANCE INFORMATION

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Class I shares performance from year to year and by showing how the Fund’s average annual total returns (before and after taxes) for 1 year and since inception compared to those of a broad based securities market index. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting calling (833) 429-6642 or by visiting www.axonicfunds.com.

Calendar Year Total Returns—Class I

Best Quarter – June 30, 2020	4.03%
Worst Quarter – March 31, 2020	-8.70%

The Fund’s Class I calendar year-to-date return as of December 31, 2020 was -0.03%

Average Annual Total Returns (as of December 31, 2020)

	1 Year	Since Inception
Axonic Strategic Income Fund – I (Inception: 12/30/19)
Return Before Taxes	-0.03%	-0.03%
Return After Taxes on Distributions	-0.92%	-0.92%
Return After Taxes on Distributions and Sale of Fund Shares	-0.03%	-0.40%
Bloomberg Barclays US Aggregate Bond Index	7.51%	7.40%

Performance for the Class A shares has not been presented because those shares have not completed a full year of operation as of the date of this prospectus. The Class A shares will have substantially similar annual returns to the Class I shares because the shares are invested in the same portfolio of securities and the annual returns will differ only to the extent that the classes do not have the same expenses.

5

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class I shares. After-tax returns for other classes will vary. The table includes all applicable fees and sales charges. All returns reflect reinvestment of all dividend and capital gain distributions.

MANAGEMENT OF THE FUND

Axonic Capital LLC is the Fund’s investment adviser.

The Adviser employs a team of investment professionals responsible for the day-to-day management of the Fund’s investments. The portfolio management team is comprised of Clayton DeGiacinto, Jamshed Engineer and Matthew Weinstein.

Name	Title with the Adviser	Length of Service to the Fund
Clayton DeGiacinto	Managing Member and Chief Investment Officer	Since Inception (December 2019)
Jamshed Engineer	Partner	Since Inception (December 2019)
Matthew Weinstein	Partner	Since Inception (December 2019)

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Additional Information About the Fund” of this Prospectus.

ADDITIONAL INFORMATION ABOUT THE FUND

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

$25,000 minimum initial investment for Class I shares. $2,500 minimum initial investment for Class A shares.

Minimum Additional Investment

$1,000 minimum additional investment for Class I shares and $1,000 minimum additional investment for Class A shares (or $100 for those participating in an automatic investment plan).

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary.

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

Investment Objective. The investment objective of the Fund is to seek to maximize total return, through a combination of current income and capital appreciation.

Changes to Investment Objectives. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval upon at least 60 days’ prior written notice to the shareholders.

The Investment Process

The Adviser’s investment strategies primarily focus on generation of income and other gains while seeking to minimize the adverse effects of rising interest rates by utilizing both top-down and bottom-up analysis during the fundamental research phase and focusing on key sources of risk during the portfolio construction and ongoing portfolio management phases. The Adviser’s investment strategy relies on three primary components: (i) the Adviser’s ability to identify and purchase appropriate securities; (ii) an intensive analytical approach to risk management and portfolio construction; and (iii) the Adviser’s ability to construct a blended portfolio of risk-based assets and hedges with a return profile over time that demonstrates increased total return while mitigating discrete risks.

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Idea Generation/Security Analysis

The Adviser’s idea generation and sourcing process seeks to identify repeatable themes that can meet the Fund’s investment objective, using a fundamental and data driven approach during the fundamental research process. The Adviser applies various trading models developed by the Adviser to evaluate prospective instruments. In addition, the Adviser’s portfolio managers and analysts regularly monitor market conditions, trade flows, and trade execution to understand current market trends and investment opportunities.

Portfolio Construction

The Adviser carries out the Fund’s investment process and risk control procedures by applying various valuation tools, including the Adviser’s own risk and valuation pricing engine. In particular, the Adviser believes that attractive risk-adjusted returns can be produced by systematically discovering misvalued credit risk, structural nuances and other opportunities in income-producing investments. The Adviser will attempt to take advantage of the inefficiencies that result from, among other things: (i) inconsistency of performance across deals, issuers, and sectors; (ii) heterogeneity of securities from both a collateral and structural perspective; and (iii) structural complexity. During the portfolio construction phase, the Adviser specifically focuses on minimizing or capitalizing on changes in key sources of risk for structured credit, including: prepayment rates, default rates, loss severity, regulation and legislation risk, and price/yield change risk. The Adviser seeks to achieve lower portfolio volatility by diversifying exposure to these risk sources.

Portfolio Management

In managing the Fund’s portfolio, the Adviser actively reallocates the portfolio among securities with different risk profiles in an effort to adapt to new fundamental or technical conditions. The Adviser will attempt to consistently achieve attractive risk-adjusted returns through a complex bottom-up evaluation process of individual securities as well as the top-down nature of optimal portfolio construction and hedging.

Portfolio Composition

Below is a description of certain types of securities in which the Fund may invest as a part of its principal investment strategies.

Residential Mortgage-Backed Securities. RMBS are fixed income instruments that may be secured by interests in a single residential mortgage loan or a pool of mortgage loans secured by residential property. RMBS may be senior, subordinate, interest-only, principal-only, investment-grade, non-investment grade or unrated. The Fund acquires RMBS from private originators as well as from other mortgage loan investors, including savings and loan associations, mortgage bankers, commercial banks, finance companies and investment banks. The credit quality of any RMBS issue depends primarily on the credit quality of the underlying mortgage loans. The investment characteristics of RMBS differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying residential mortgage loans or other assets generally may be prepaid at any time.

Commercial Mortgage-Backed Securities. CMBS are fixed income instruments that may be secured by interests in a single mortgage loan or a pool of mortgage loans that are secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals, trailer parks and senior living centers.

Structured Investments. The Fund may invest in structured investments, which may include:

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Collateralized Debt Obligations. The term “CDO” refers to a class of debt or equity securities issued by an entity that owns a pool of assets. The payments to the holders of those CDO securities depend primarily on the cash flows generated by the assets owned by the issuer of the CDO. A synthetic CDO typically is backed by collateral in the form of an over-the-counter derivatives contract in which a portfolio of CDOs are the reference underlying securities.

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Collateralized Mortgage Obligations. Each class of a CMO (often referred to as a “tranche”) is a debt obligation secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. In a CMO, bonds or certificates are issued in multiple classes. Each class of a CMO is issued at a specific coupon rate and has a stated maturity or final distribution date. CMO residuals generally represent the interests in any excess cash flow from a CMO remaining after the CMO makes required payments of principal and interest to the CMO bondholders and has paid the CMO’s administrative expenses.

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Collateralized Loan Obligations. CLOs are limited recourse obligations of the issuer payable solely from the cashflow obligations of corporate borrowers that represent the underlying assets. Consequently, holders of the notes must rely solely on distributions of cashflows for the payment of principal and interest on their particular notes. If distributions of cashflows are insufficient to make full payment on a particular note, no other assets are available from which to pay any deficiencies. Investments in CLOs may include investments in income notes (a type of fixed income investment that produces interest income) and other residual interests. The Fund may invest in any tranche of a structured investment vehicle, including junior debt, residual or equity tranches.

Asset-Backed Securities. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, home equity loans, aircrafts or aircraft leases, leases of various types of real, personal and other property (including those relating to automobiles and intellectual property), and receivables from credit card agreements. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

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Stripped Mortgage-Related Securities. Stripped mortgage-related securities (“SMRS”) usually are collateralized by a pool of mortgages or a pool of mortgage-backed bonds or pass-through securities. SMRS usually are structured with two classes that receive different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class receiving some of the interest and most of the principal, while the other class receives most of the interest and some of the principal. In the most extreme case, one class of interest-only securities (“IOs”) receives all of the interest payments from the underlying assets and one class of principal-only securities (“POs”) receives all of the principal payments from the underlying assets.

Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments may be generated by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by the Government National Mortgage Association (“GNMA”), are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not a mortgagor actually makes the payment.

Adjustable-Rate Mortgage Securities. Adjustable-rate mortgage securities (“ARMS”) bear interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase.

REIT and Other Equities. The Fund may invest in equities and related securities such as exchange traded funds (“ETFs”) and equity indices. Equity investments may include indices, ETFs or public or private companies, and may be effected directly in common or preferred stocks, or indirectly or through warrants, options or other derivatives. In general, equity positions are expected primarily to focus on financially-related companies such as mortgage, commercial and other REITs; title, financial guaranty and other insurers and reinsurers; banks; marketplace and other lenders; mortgage originators; mortgage and other loan servicers; and homebuilders. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies.

High Yield Securities. The Fund may invest in below investment grade securities. These “high-yield” securities (also known as “junk bonds”) will generally be rated BB or lower by S&P Global Ratings (“S&P”) or of equivalent quality rating from another Nationally Recognized Statistical Ratings Organization (“NRSRO”), or if unrated, considered by the Adviser to be of comparable quality. There is no minimum credit quality for securities in which the Fund may invest. Accordingly, the Fund may invest without limit in securities rated as low as D by S&P or of equivalent quality rating from another NRSRO or that are unrated securities of comparable quality.

International Securities. The Fund may invest in the securities of non-U.S. issuers, including direct investments in companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets. The Fund may invest, without limit, in securities of companies in developed, developing or emerging markets.

Credit Derivatives. The Fund may invest in credit derivatives, which are contracts that transfer price, spread and/or default risks of debt and other instruments from one party to another. Such instruments may include one or more debtors or indices, such as CMBX and CDX. Payments under credit derivatives may be made during the exercise period of the contracts. Payments under many credit derivatives are triggered by credit events such as bankruptcy, default, restructuring, failure to pay, cross default or acceleration, interest shortfalls, principal shortfalls or writedowns, etc. Such payments may be for notional amounts, actual losses or amounts determined by a formula. The CMBX and CDX indices are administered by Markit Group Limited.

Other Information

Cash Positions. The Fund may invest in all money market instruments, U.S. Government obligations, commercial paper, repurchase agreements, and other cash or cash equivalent positions (collectively, “Cash Positions”).

Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. In such circumstances, the Fund may also hold up to 100% of its portfolio in Cash Positions. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

CFTC Regulation. To the extent the Fund makes investments regulated by the Commodity Futures Trading Commission (the “CFTC”), the Fund intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”). The Adviser has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, is not subject to registration or regulation as a commodity pool operator under the CEA. If the Adviser is unable to comply with the requirements of Rule 4.5, the Fund may be required to modify its investment strategies or the Adviser may be subject to CFTC registration requirements, either of which may have an adverse effect on the Fund.

Portfolio Holdings and Disclosure Policy. A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

Additional Information. Whether the Fund is an appropriate investment for an investor will depend largely upon his or her financial resources and individual investment goals and objectives. The Fund may not be appropriate for investors who engage in short-term trading and/or other speculative strategies and styles.

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The risks below include risks associated with investments in the Fund specifically, as well as risks generally associated with investment in a fund with investment objectives, investment policies, capital structure or trading markets similar to the Fund’s. Investors should carefully consider the risk factors described below before deciding on whether to make an investment in the Fund.

Principal Risks of Investing in the Fund

Residential Mortgage-Backed Securities Risks. In addition to the risks associated with other asset-backed securities as described above, mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. Mortgage-backed securities may be issued by governments or their agencies and instrumentalities, such as, in the United States, Ginnie Mae, Fannie Mae and Freddie Mac. They may also be issued by private issuers but represent an interest in or are collateralized by pass-through securities issued or guaranteed by a government or one of its agencies or instrumentalities. In addition, mortgage-backed securities may be issued by private issuers and be collateralized by securities without a government guarantee. Such securities usually have some form of private credit enhancement.

The rate of prepayments on underlying mortgages affects the price and volatility of a mortgage-backed security, and may have the effect of shortening or extending the effective maturity beyond what was anticipated. Further, different types of mortgage-backed securities are subject to varying degrees of prepayment risk. Finally, the risks of investing in such instruments reflect the risks of investing in real estate securing the underlying loans, including the effect of local and other economic conditions, the ability of tenants to make payments, and the ability to attract and retain tenants.

Pools created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Notwithstanding that such pools may be supported by various forms of private insurance or guarantees, there can be no assurance that the private insurers or guarantors will be able to meet their obligations under the insurance policies or guarantee arrangements. The Fund may invest in private mortgage pass-through securities without such insurance or guarantees. Any mortgage-backed securities that are issued by private issuers are likely to have some exposure to subprime loans as well as to the mortgage and credit markets generally. In addition, such securities are not subject to the underwriting requirements for the underlying mortgages that would generally apply to securities that have a government or government-sponsored entity guarantee, thereby increasing their credit risk. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Commercial Mortgage-Backed Securities Risks. The Fund may invest in tranches of CMBS transactions, ranging from the most senior tranches to the most subordinated tranches, any of which may be unrated. The collateral underlying CMBS generally consists of mortgage loans secured by income-producing property or other CMBS. Performance of a commercial mortgage loan and the market value of a commercial property both depend primarily on the net income generated by the underlying mortgaged property. As a result, income generation will affect both the likelihood of default and the severity of losses with respect to a commercial mortgage loan. Successful management and operation of the related business (including property management decisions, such as pricing, maintenance and capital improvements) will have a significant impact on the performance of commercial mortgage loans. Issues such as tenant mix, success of tenant business, property location and condition, competition, increases in interest rates, real estate taxes and other operational expenses, general or local economic conditions and/or specific industry segments, declines in real estate values, declines in rental or occupancy rates and civil disturbances, changes in governmental rules, regulations and fiscal policies, acts of God, social unrest and insurance coverage are among the factors that may impact both performance and market value. The value of commercial real estate is also subject to limitations on remedies imposed by bankruptcy laws and state laws regarding foreclosures and rights of redemption.

Mortgage loans on commercial properties often are structured so that a substantial portion of the loan principal is not amortized over the loan term but is payable at maturity, and repayment of the loan principal thus often depends upon the future availability of real estate financing from the existing or an alternative lender and/or upon the current value and salability of the real estate. Therefore, the unavailability of real estate financing may lead to default. Most commercial mortgage loans underlying CMBS are effectively nonrecourse obligations of the borrower, meaning that there is no recourse against the borrower’s assets other than the collateral except in the case of borrowers acting fraudulently or otherwise illegally. If borrowers are not able or willing to refinance or dispose of encumbered property to pay the principal and interest owed on such mortgage loans, payments on the CMBS are likely to be adversely affected to some degree depending upon the seniority of the notes within a securitization’s capital structure.

The ultimate extent of the loss, if any, to the subordinated classes of CMBS may only be determined after a negotiated discounted settlement, restructuring or sale of the mortgage note, or the foreclosure (or deed in lieu of foreclosure) of the mortgage encumbering the property and subsequent liquidation of the property. Foreclosure can be costly and delayed by litigation and/or bankruptcy. Factors such as the property’s location, the legal status of title to the property, its physical condition and financial performance, environmental risks, and governmental disclosure requirements with respect to the condition of the property may make a third party unwilling to purchase the property at a foreclosure sale or to pay a price sufficient to satisfy the obligations with respect to the related CMBS. Revenues from the assets underlying such CMBS may be retained by the borrower and the return on investment may be used to make payments to others, maintain insurance coverage, pay taxes or pay maintenance costs. Such diverted revenue is generally not recoverable without a court-appointed receiver to control collateral cash flow.

Concentration in Certain Mortgage-Related Assets Risks. The risks of concentrating in mortgage-related assets, including RMBS (agency and non-agency), CMBS, CLOs, and other mortgage-backed securities include susceptibility to changes in interest rates and the risks associated with the market’s perception of issuers, the creditworthiness of the parties involved and investing in real estate securities.

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REIT Risks. Investments in REITs and in securities of other companies principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry generally. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Code. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. In addition, due to recent changes in tax laws, certain tax benefits of REITs may not be passed through to Fund shareholders. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

Aircraft and Aviation Industry Risk. The Fund may invest in securities collateralized or otherwise backed by aircraft. Risks associated with aircraft securitizations include, but are not limited to, risks related to commercial aircraft, the leasing of aircraft by commercial airlines and the commercial aviation industry generally, as well as with respect to any one aircraft or type of aircraft, the particular maintenance and operating history for the aircraft or its components, the model and type of aircraft, the jurisdiction of registration and regulatory risk.

With respect to risks related to particular aircraft and securities related to the same, values and income may be adversely affected by: (i) manufacturers merging or exiting the industry or ceasing to produce the aircraft; (ii) the particular operating and maintenance experience of the aircraft; (iii) the number of operators ordering or using the aircraft; (iv) whether and the extent to which the aircraft is subject to lease; (v) regulatory and legal requirements applicable to the aircraft’s operation, maintenance, sale or lease including, without limitation, airworthiness directives; (vi) market positioning and use of the aircraft; and (vii) other developments related to specific sales, leases or maintenance arrangements for the aircraft.

With respect to risks associated with the commercial aviation industry generally, economic declines and recessions, geopolitical conflict, the price of petroleum, the availability of more attractively priced and/or more efficient aircraft, price discounting by manufacturers of new aircraft, obsolescence (whether due to changes in technology or changes in regulation, particularly regulation related to environmental standards), declines in travel (whether as a result of government restrictions or changes in consumer preferences), and the occurrence or threat of pandemic, terrorism or war can have a material effect on aircraft values, especially in the short term, but the effect may be long-term or permanent.

The realization of any of the foregoing risks with respect to aircraft or the airline industry generally will adversely affect the ability or perceived ability of obligors to make payments on aircraft-related debt securities, any of which will cause declines in the value of the securities and the receipt of payments therefrom.

Asset-Backed Securities Risks. Asset-backed securities are subject to credit risk, interest rate risk and, to a lesser degree, prepayment risk. Asset-backed securities may also be subject to additional risks in that, unlike some mortgage-backed securities, asset-backed securities do not have the benefit of a security interest in the related collateral. Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Asset-backed securities typically experience credit risk. There is also the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities because of the inability to perfect a security interest in such collateral.

Structured Investments Risks. The Fund may invest in entities organized and operated for the purpose of restructuring the investment characteristics of other debt securities, which may include CDOs, CLOs and CMOs. These investments will typically consist of equity or subordinated debt securities issued by a private investment fund that invests, on a leveraged basis, in debt instruments, including primarily senior loans and high-yield bonds and mortgage-backed securities and asset-backed securities, directly or through total rate of return swaps or other credit derivatives. The cash flow on the underlying instruments may be apportioned among the newly issued security to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to such securities is dependent on the extent of the cash flow on the underlying instruments. Because the Fund will not own these assets directly, they will not benefit from rights that holders of the assets have, including indemnification and voting rights.

Exposure to structured finance securities entails various risks: credit risks, liquidity risks, prepayment risks, interest rate risks, market risks, operations risks, structural risks, geographical concentration risks, basis risks and legal risks. Structured finance securities are also subject to the risk that the servicer fails to perform. Structured finance securities are subject to risks associated with their structure and execution, including the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such structured finance securities, whether the collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including maturity of the structured finance instrument) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such structured finance securities. Most structured investments are issued in multiple tranches that offer investors various maturity and credit risk characteristics, which are often categorized as senior, mezzanine, and subordinated/equity. The Fund may invest in subordinated/equity tranches that typically represent the first loss position, are unrated and may be highly leveraged, which magnifies the risk of loss on such investments. As a result, investment in subordinated/equity tranches of structured investments may expose the Fund to a greater risk of loss.

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Some of the loans underlying the CDOs, CLOs and other types of structured securities in which the Fund may invest may be “covenant-lite” loans, which contain fewer or less restrictive constraints on the borrower than certain other types of loans. In a covenant-lite loan, the covenants that require the borrower to maintain certain financial ratios are eliminated altogether, and lenders are left to rely only on covenants that restrict a company from incurring or actively engaging in certain action. A covenant that only restricts a company from incurring new debt cannot be violated simply by a deteriorating financial condition. Instead, the company must take affirmative action in order to breach it. The impact of such covenant-lite loans may be to delay a lender’s ability to take control over troubled deals, which could impose a greater risk of loss on such investments as compared to investments that provide exposure to loans with additional or more conventional covenants.

Residential Mortgage Lending Market Risks. The residential mortgage market has been an attractive environment for finding value in securities and other instruments. There can be no assurance that the Adviser will continue to be able to find value in such market.

Delinquencies, defaults and foreclosures on residential mortgage loans may affect the performance of collateralized debt obligations, asset-backed securities and other securities, in particular residential mortgage securities that are backed by mortgage loans. Mortgage loans are generally made to borrowers with lower credit scores and are generally made with higher loan-to-value ratios than mortgage loans made to more creditworthy home buyers. Accordingly, mortgage loans backing residential mortgage securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. A portion of CDO and asset-backed securities’ collateral may consist of residential mortgage securities. A deterioration in the assets collateralizing the CDO, asset-backed or other securities held by the Fund would negatively affect the cash flows of the collateral securities, and consequently the performance or market value of the Fund. Therefore, the Fund will be sensitive to the same economic factors that affect residential mortgage securities. Further, a portion of the collateral securities may consist of securities which include or have significant exposure to residential mortgage securities which were originated or are serviced (or both) by mortgage companies which are currently in bankruptcy proceedings or which are experiencing financial difficulties or regulatory enforcement actions which have restricted the ability of the lender or its affiliates to originate mortgage loans and may affect its ability to service or subservice mortgage loans.

Commercial and Residential Mortgages and Loans Risks. Investing in commercial and residential mortgage loans involves the general risks typically associated with investing in traditional fixed-income securities (including interest rate and credit risk) and certain additional risks and special considerations (including the risk of principal prepayment and the risk of investing in real estate). In addition, in the event that a loan is foreclosed on, the Fund could become the owner (in whole or in part) of any collateral, which may include, among other things, real estate or other real or personal property, and the Fund would bear the costs and liabilities of owning, holding or disposing of such property.

The Fund may also experience difficulty disposing of loans, which do not trade in a liquid market and typically can only be sold to a limited universe of institutional investors. The absence of a liquid market for these instruments could adversely impact their value and may inhibit the Fund’s ability to dispose of them at times when it would be desirable to do so, including in response to particular economic events, such as a deterioration in the creditworthiness of the borrower. Because they do not trade in a liquid market residential loans may also be difficult for the Fund to value.

Investing in loans may subject the Fund to greater levels of credit risk, call risk, settlement risk and liquidity risk than other types of fixed income instruments. Transactions involving loans may also involve greater costs than transactions involving more actively traded securities. In addition, a number of factors, including restrictions on transfers, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may make it more difficult for the Fund to acquire, dispose of or accurately price such instruments compared with other types of investments. As a result, the Fund may not be able to realize the full value for loans and there may be extended delays in the Fund’s receipt of proceeds from the sale of a loan, which could adversely impact the Fund’s performance. Because transactions in many loans are subject to extended trade settlement periods, proceeds from the sale of a loan may not be immediately available to the Fund. As a result, proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s share repurchase obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

Direct Lending/Origination Risk. The Fund may invest in loans or privately placed debt securities, either of which may be directly or indirectly originated by the Fund or purchased from originators. To the extent that the Fund is the sole lender or investor in privately offered debt, the Fund will hold a promissory note or the equivalent and will be responsible for the expense of servicing the accompanying debt, including, without limitation, determining and/or monitoring the security for the debt and, if necessary, taking legal action to foreclose on the secured position. In such a case, the Fund is at risk for impairment of the security for the loan or debt security, expenses of foreclosure, and the potential failure of foreclosure to cover any unpaid principal or interest on the applicable debt. The Fund’s exposure to a direct loan, whether originated or purchased by the Fund, may exceed the exposure the Fund would have had had it purchased one or more similar investments in the secondary market with a third party issuer and servicer. Similarly, risks of such loans or debt securities are generally greater that similar syndicated or publicly offered debt, since responsibility and expense of collection and foreclosure, if necessary, falls on the holder. In addition to the foregoing, the availability of opportunities for the origination or acquisition of private debt securities, the level and volatility of interest rates, the availability of adequate short and long-term financing, conditions in the financial markets and economic conditions, and the illiquidity and inefficiency of private lending and private debt securities markets may also negatively impact the value of these kinds of investments. Finally, competition for originations of and investments in loans and private debt securities may lead to the price of such assets increasing, or make it more difficult to identify or successfully implement desirable investment opportunities. For more information, see “Commercial and Residential Mortgages and Loans Risks” above.

Credit Derivatives Risks. Credit derivatives are contracts that transfer price, spread and/or default risks of debt and other instruments from one party to another. Such instruments may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. In addition, the Fund is subject to the credit risk associated with the underlying assets of a derivatives contract as well as the risk of counterparty default. As a result, the Fund’s use of derivatives could result in losses, which could be significant.

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Credit derivatives used by the Fund may include one or more debtors. Payments under credit derivatives may be made during the exercise period of the contracts. Payments under many credit derivatives are triggered by credit events such as bankruptcy, default, restructuring, failure to pay, cross default or acceleration, etc. Such payments may be for notional amounts, actual losses or amounts determined by a formula.

The Fund may use derivatives for hedging or speculative purposes, and certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

The market for credit derivatives is somewhat illiquid and there are considerable risks that it may be difficult to either buy or sell the contracts as needed or at reasonable prices. Sellers of credit derivatives carry the inherent price, spread and default risks of the debt instruments covered by the derivative instruments. Buyers of credit derivatives carry the risk of non-performance by the seller due to inability to pay. There are also risks with respect to credit derivatives in determining whether an event will trigger payment under the derivative and whether such payment will offset the loss or payment due under another instrument. In the past, buyers and sellers of credit derivatives have found that a trigger event in one contract may not match the trigger event in another contract, exposing the buyer or the seller to further risk. Credit derivatives may be cleared or uncleared. The Fund is exposed to the risk of a counterparty default (in the case of an uncleared transaction) or futures commission merchant’s or clearinghouse’s default (in the case of a cleared transaction).

Credit Default Swap Agreements Risks. The buyer of a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract in return for one or more contingent payments upon the occurrence of a credit event with respect to one or more underlying reference obligations. Generally, a credit event means, (i) with respect to corporate reference obligations, bankruptcy, failure to pay and, in certain cases, restructuring, (ii) with respect to municipal or sovereign reference obligations, failure to pay, restructuring and, in certain cases, moratorium, and (iii) with respect to asset-backed security reference obligations, principal writedowns and interest shortfalls. If a credit event occurs under a swap referencing a corporate, sovereign or municipal reference obligation, the buyer typically receives the notional amount of the reference obligation subject to an obligation to physically deliver the notional amount of the reference obligation (or other permitted security) to the seller, which reference obligation (or other permitted security) may not be readily available to the buyer, in which case the buyer may forfeit its credit event payment. However, in many cases, the parties to the swap will agree to an industry-wide cash-settlement auction process. Following a credit event and the physical delivery or cash settlement thereof, a swap referencing a corporate, sovereign or municipal reference obligation will terminate. If a credit event occurs under a swap referencing an asset-backed security reference obligation, the buyer typically receives a payment calculated by reference to the principal writedowns and interest shortfalls under a notional amount of the reference obligation. In certain cases, the buyer may be required to make a payment calculated by reference to a write-up or recovery under a notional amount of the reference obligation, which may relate to a credit event that occurred prior to the time that the buyer entered into the swap. Swaps referencing asset-backed security reference obligations do not terminate following a credit event thereunder. Entering into a credit default swap may require an upfront payment be made by the buyer or seller thereunder. Credit default swaps may be cleared or uncleared and the Fund may be either the buyer or seller of a cleared or uncleared credit default swap. If the Fund is a buyer and no credit event occurs, the Fund will have made payments under the swap and received nothing. The selling of credit default swaps involves additional risks to those posed by investing in the reference obligation directly, including the credit risk of the counterparty (or the credit risk of the relevant futures commission merchants and clearinghouses, in the case of cleared swaps). The Fund is exposed to the risk of a counterparty’s default (in the case of an uncleared transaction) or futures commission merchant’s or clearinghouse’s default (in the case of a cleared transaction). In addition to general market risks, credit default swaps are subject to liquidity risk, and may be more or less liquid than the underlying reference obligations.

Interest Rate Risk. The Fund is subject to interest rate risk. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, some fixed income securities may experience increased volatility and may lose value, which could adversely impact the Fund’s net asset value. Rising interest rates could also impair the ability of borrowers to service interest payment obligations and make principal loan repayments, which could adversely impact the Fund’s performance. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair the Fund’s ability to achieve its investment objective. Declines in interest rates may increase prepayments of debt obligations.

Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. The Fund may attempt to minimize the exposure of the portfolios to interest rate changes through the use of interest rate swaps, interest rate futures and/or interest rate options. However, there can be no guarantee that such hedges will be implemented and, if implemented, will be successful in mitigating the impact of interest rate changes on the portfolios. In addition, if the Fund borrows money to finance shareholder redemptions, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income.

Distressed Investments and Non-Performing Loans Risks. The Fund may invest in debt and equity securities, accounts and notes payable, and other financial instruments and obligations of troubled obligors that may result in significant returns to the Fund, but which involve a substantial degree of risk. The Fund may lose its entire investment in a troubled obligor, may be required to accept cash or securities with a value less than the Fund’s investment and may be prohibited from exercising certain rights with respect to such investment. Troubled obligor investments may not show any returns for a considerable period of time. Funding a plan of reorganization involves additional risks, including risks associated with equity ownership in the reorganized entity. Troubled obligor investments may be adversely affected by state and federal laws relating to, among other things, fraudulent conveyances, voidable preferences, lender liability and the Bankruptcy Court’s discretionary power to disallow, subordinate or disenfranchise particular claims. Investments in securities and private claims of troubled obligors made in connection with an attempt to influence a restructuring proposal or plan of reorganization in a bankruptcy case may also involve substantial litigation.

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The Fund may have significant investments in companies involved in (or the target of) acquisition attempts or tender offers or companies involved in work-outs, liquidations, spin-offs, reorganizations, bankruptcies and similar transactions. In any investment opportunity involving any such type of business enterprise, there exists the risk that the transaction in which such business enterprise is involved either will be unsuccessful, take considerable time or result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Fund of the security, or other financial instrument in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled obligors in which the Fund may invest, there is a potential risk of loss by the Fund of its entire investment in such companies.

High Yield Securities Risks. The Fund may invest in “high yield” bonds and preferred securities (commonly referred to as “junk bonds”) that are rated in the lower rating categories by the various credit rating agencies (or in comparable non-rated securities), which may include securities rated as low as “D” or unrated securities of comparable quality. Securities in the lower rating categories are subject to greater risk of loss of principal and interest than higher-rated securities and are generally considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. They are also generally considered to be subject to greater risk than securities with higher ratings in the case of deterioration of general economic conditions. It is likely that a prolonged or deepening economic recession could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments. Because investors generally perceive that there are greater risks associated with lower-rated securities, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may be a contributing factor in a decrease in the value and liquidity of such lower- rated securities. Debt rated “D” is in default or is expected to default upon maturity of payment date. Such investments are inherently speculative and involve major risk exposure to adverse conditions.

Lower grade instruments, though higher yielding, are characterized by higher risk. The retail secondary market for lower grade instruments, which are often thinly traded or subject to irregular trading, may be less liquid than that for higher rated instruments. Such instruments can be more difficult to sell and to value than higher rated instruments because there is generally less public information available about such securities. As a result, subjective judgment may play a greater role in valuing such instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with investments in lower grade instruments, investors could lose money on their investment in the Fund, both in the short-term and the long-term.

Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. The equity securities in which the Fund invests may include common and preferred stocks.

Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including, competition; expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. If an investor held common stock of an issuer, the investor would generally be exposed to greater risk than if the investor held preferred stocks and debt obligations of the issuer because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors of such issuers.

A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. Because preferred stocks represent an equity ownership interest in an issuer, their value will usually react more strongly than bonds and other debt instruments to actual or perceived changes in an issuer’s financial condition or prospects or to fluctuations in the equity markets. Preferred stock may also be convertible. Convertible preferred stock may be converted at a stated price within a specified period of time into a certain quantity of common stock of the same or a different issuer. Convertible preferred stock is senior to common stocks in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities. However, convertible preferred stock provides a fixed-income stream (generally higher in yield than the income derived from common stock but lower than that afforded by a similar non-convertible security) and gives the investor the opportunity, through the conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock. The market value of convertible preferred stock performs like that of a regular debt security, that is, if market interest rates rise, the value of convertible preferred stock typically falls.

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LIBOR Risk. LIBOR is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt securities in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. Derivative investments made by the Fund may also reference LIBOR. In addition, issuers of instruments in which the Fund invests may obtain financing at floating rates based on LIBOR, and the Fund may use leverage or borrowings based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. Various financial industry groups have begun planning for the transition away from the use of LIBOR, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Fund’s performance or NAV.

Market Risk. Investments in securities and other investments in general are subject to market risks that may cause their prices to fluctuate over time. Investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic, political and market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of the Fund’s securities (which may be material on a daily, weekly, monthly or other basis) will cause the NAV of the Fund to fluctuate. Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, and epidemics, pandemics or other public health issues. For example, the novel coronavirus disease (COVID-19) emerged in 2020 resulted in closing borders, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty, thus causing significant disruptions to global business activity and financial markets, the broad effects of which are currently difficult to assess. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly and therefore adversely affect the Fund.

Unrated Securities Risks. The Fund may purchase unrated securities which are not rated by a rating agency if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt securities. To the extent that the Fund purchases unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s creditworthiness analysis than if the Fund invested exclusively in rated securities.

Options Risks. The purchase or sale of an option involves the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, either to purchase or sell the underlying security, commodity or other instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty solvency risk.

Non-U.S. Investments Risks. Investing in instruments of non-U.S. governments and companies, and non-U.S. properties and loans, including non-performing loans, which may be denominated in currencies other than the U.S. dollar and may be governed by laws of a foreign jurisdiction, and utilization of foreign currency forward contracts and options on foreign currencies, involve certain considerations comprising both risks and opportunities not typically associated with investing in securities of United States issuers. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of non-U.S. taxes (including non-U.S. withholding taxes and transfer and stamp taxes), less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, greater price volatility, and reliance on non-U.S. servicers and service providers.

The Fund may have exposure to loans from obligors located in non-U.S. jurisdictions. It may be more difficult and costly to enforce the terms of loans against foreign obligors than obligors of loans in U.S. jurisdictions. Adverse economic conditions in such jurisdictions, as well as foreign exchange rate fluctuations may affect the ability and incentive of foreign obligors to make timely payments of principal and interest on their loans. Collection on purchased loans may also be affected by economic and political conditions in the country or region in which the obligor is located. Rights and remedies available to enforce loan obligations and any security interest relating thereto will depend on the relevant country’s laws, including insolvency laws and laws specifying the priority of payments to creditors, all of which laws may be significantly different from U.S. law. Accordingly, the actual rates of delinquencies, defaults and losses on non-U.S. loans could be higher than those experienced with loans to obligors located in the United States.

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Investing in emerging markets can impose greater risk than investing in developed foreign markets. Governments of developing and emerging market countries may be more unstable as compared to those of more developed countries. Developing and emerging market countries may have less developed securities markets or exchanges and legal and accounting systems. It may be more difficult to sell securities at acceptable prices and security prices may be more volatile than in countries with more mature markets. Currency values may fluctuate more in developing or emerging markets. Developing or emerging market countries may be more likely to impose government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, and restrictions on foreign ownership of local companies. In addition, emerging markets may impose restrictions on the ability to repatriate investment income or capital and, consequently, may adversely affect the operations of the Fund. Certain emerging markets may impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. dollar. For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on the Fund.

Currency Risks. The Fund’s investments that are denominated in a foreign currency are subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.

Highly Volatile Markets Risks. The prices of financial instruments in which the Fund may invest can be highly volatile. Price movements of forward and other derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is subject to the risk of failure of any of the exchanges on which its positions trade and of the clearinghouses on which the positions are carried.

Trading Curbs Risks. Certain exchanges or markets may impose trading restrictions, also referred to as circuit breakers, which limit or stop trading in certain instruments when certain thresholds have been crossed. When a trading restriction is imposed, the Fund may be unable to enter into or close out desired positions or effectively hedge its existing portfolio, including when the Fund trades paired positions in different markets and a trading restriction impacts only one leg of the paired position.

Counterparty and Settlement Risks. Counterparty and settlement risk is the risk that the counterparty to a securities transaction (e.g., the issuer, seller, or buyer of a bond, derivative or other security), is, or is perceived as being, unable or unwilling to make timely interest, principal or settlement payments, or to otherwise honor its obligations. Transactions entered into directly between two counterparties (e.g., over-the-counter transactions, repurchase agreements, securities lending transactions, many derivatives contracts, and similar non-exchange traded securities) and transactions on foreign exchanges with few or no requirements for counterparties and intermediaries generally do not benefit from such protections and expose the parties to greater risk of counterparty default. Any such default by a trading counterparty could result in losses to the Fund due to the delay of settlement of a transaction or receipt of payments, loss of market gains or, in certain circumstances, loss of a portion or the full amount of the notional value of the transaction. If the creditworthiness of a counterparty to a security declines, the securityholder may not receive payments owed under the terms of the security in full or in a timely manner, and the value of the applicable securities can be expected to decline, either of which would result in losses. While counterparty and settlement risks apply to all securities transactions, the risks are lessened in U.S. exchange-traded transactions, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Nevertheless, these transactions and any other securities transactions that are cleared through an intermediary (e.g., a clearing broker or futures commission merchant) are subject to credit and liquidity risks of the intermediary. To the extent that the buyer of a security or debt instrument prepays for security or instrument, the counterparty risk is increased.

Portfolio Turnover Risks. The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. The portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a dividend to the Fund’s shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage and other transactional expenses that are borne by the Fund.

Proprietary Models Risks. The Adviser carries out its investment process and risk control procedures, in part, by applying various trading models (including proprietary models) developed by it. These models are used to evaluate prospective investments, as well as to monitor and value existing holdings. The accuracy and effectiveness of these models cannot be guaranteed.

Valuation Risk. The valuation of securities or instruments that lack a central trading place (such as fixed-income securities or instruments) may carry greater risk than those that trade on an exchange. Accordingly, there is a risk that the determination of the fair value of a security or instrument will not approximate the price at which the Fund could sell the security or instrument at the time of the fair valuation.

Private Placement Securities Risk. A private placement is a direct offering of securities that is exempt from registration under the Securities Act of 1933, generally made to a single or limited number of sophisticated investors (such as mutual funds, insurance companies, pension funds and accredited individual investors). Issuance is typically made by direct negotiation between an issuer and the investor(s), but may also be made with the assistance of a placement agent. Private placement debt securities may: (i) bear fixed or floating rates of interest; (ii) permit the issuer to increase the size of the issue at some future date; (iii) permit the issuer to extend or shorten the repayment date; (iv) be secured or unsecured; (v) or offer additional terms which are generally more flexible than those offered in the public market. Private placement debt securities are subject to all of the risks applicable to debt securities generally, as well as the risks described for applicable specific asset classes. In addition, because private placement securities are generally illiquid, purchases of such securities are subject to the risks of illiquid securities described below.

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Illiquid Securities Risks. The Fund may invest up to 15% of its net assets in illiquid securities. The Fund may also invest in restricted securities, including Section 4(a)(2) commercial paper and Rule 144A securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. To dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period. The Fund may be forced to sell securities at inopportune prices to meet redemption requests or to satisfy margin calls.

Certain fixed-income instruments are not readily marketable and may be subject to restrictions on resale. Fixed-income instruments may not be listed on any national securities exchange and no active trading market may exist for certain of the fixed-income instruments in which the Fund will invest. Where a secondary market exists, the market for some fixed-income instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In addition, dealer inventories of certain securities are at historic lows in relation to market size, which indicates a potential for reduced liquidity as dealers may be less able to “make markets” for certain fixed-income securities.

Borrowing Risks and Leverage Risks. Money borrowed will be subject to interest and other costs (including commitment fees and/or the cost of maintaining minimum average balances). Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Fund. The Fund may borrow money through a credit facility or other arrangements for investment purposes, to satisfy redemptions, and to provide the Fund with liquidity. The amount the Fund may borrow is limited by the provisions of Section 18 of the 1940 Act, which requires a fund to have net asset coverage of 300% of the amount of its indebtedness, including amounts borrowed. As a result, the value of the Fund’s total indebtedness may not exceed one-third of the value of the Fund’s total assets, including the value of the any assets purchased using the proceeds of the indebtedness. However, subsequent drops in asset values may magnify losses or totally eliminate the Fund’s equity in a leveraged investment.

Fixed-Income Instruments Risks. Changes in interest rates generally will cause the value of fixed-income instruments held by the Fund to vary inversely to such changes. Prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. In addition, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. For example, if a portfolio has a duration of three years, and interest rates increase (fall) by 1%, the portfolio would decline (increase) in value by approximately 3%. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, therefore the Fund’s exposure to changes in interest rates.

Fixed-income instruments that are fixed-rate are generally more susceptible than floating rate instruments to price volatility related to changes in prevailing interest rates. The prices of floating rate fixed-income instruments tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation, particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time. The Fund may invest in short-term securities that, when interest rates decline, affect the Fund’s yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Subordinated debt securities that receive payments of interest and principal after other more senior security holders are paid carry the risk that the issuer will not be able to meet its obligations and that the subordinated investments may lose value. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by its cash flow.

Floating or Variable Rate Securities Risks. Floating or variable rate securities pay interest at rates that adjust in response to changes in a specified interest rate or reset at predetermined dates (such as the end of a calendar quarter). Securities with floating or variable interest rates are generally less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. Conversely, floating or variable rate securities will not generally increase in value if interest rates decline. The impact of interest rate changes on floating or variable rate securities is typically mitigated by the periodic interest rate reset of the investments. Floating or variable rate securities can be rated below investment grade or unrated; therefore, the Fund relies heavily on the analytical ability of the Adviser. Lower-rated floating or variable rate securities are subject to many of the same risks as high yield securities, although these risks are reduced when the instruments are senior and secured as opposed to many high yield securities that are junior and unsecured. Floating or variable rate securities are often subject to restrictions on resale, which can result in reduced liquidity.

Prepayment Risks. When interest rates decline, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Extension Risks. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Rating Agencies Risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

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Reverse Repurchase Agreement Risks. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at a higher price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. Reverse repurchase agreements also create Fund expenses and require that the Fund have sufficient cash available to purchase the debt obligations when required. Reverse repurchase agreements also involve the risk that the market value of the debt obligation that is the subject of the reverse repurchase agreement could decline significantly below the price at which the Fund is obligated to repurchase the security. Reverse repurchase agreements also may be viewed as borrowings made by the Fund and are a form of leverage which also may increase the volatility of the Fund.

Sector Risks. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Conflicts of Interest Risk. There are significant and potential conflicts of interest that could impact the Fund’s investment returns, including the potential for portfolio managers to devote unequal time and attention to the management of the Fund and any other accounts managed; allocate a limited investment opportunity among more than one client for whom the investment may be suitable; and acquire material non-public information or otherwise be restricted from trading in certain potential investments.

Security Selection Risk. The Fund is actively managed and its performance may reflect the Adviser’s ability to make decisions which are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could under perform other funds with similar investment objectives.

General Market Risk. The NAV of the Fund and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. Other general market risks include: (i) the market may not recognize what the Adviser believes to be the true value or growth potential of the securities held by the Fund; (ii) the earnings of the companies in which the Fund invests will not continue to grow at expected rates, thus causing the price of the underlying securities to decline; (iii) the smaller a company’s market capitalization, the greater the potential for price fluctuations and volatility of its securities due to lower trading volume for the stock, less publicly available information about the company and less liquidity in the market for the stock; (iv) the potential for price fluctuations in the securities of a medium capitalization company may be greater than that of a large capitalization company; (v) the Adviser’s judgment as to the growth potential or value of a security may prove to be wrong; and (vi) a decline in investor demand for the securities held by the Fund also may adversely affect the value of the securities.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. A non-diversified fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. Consequently, the securities of a particular issuer or a small number of issuers may constitute a significant portion of the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject the Fund’s NAV to greater volatility than that experienced by more diversified investment companies.

New Fund Risks. The Fund has a limited operating history. As a result, the Fund’s performance may not reflect how the Fund may be expected to perform over the long term once its strategies have been fully implemented. In addition, until the Fund achieves a larger scale, the performance of certain of its investments may disproportionately impact the performance of the Fund, which may be subject to heightened volatility. In addition, prospective investors in the Fund have no meaningful track record and history on which to base their investment decisions.

Regulatory and Legal Risks. U.S. and non-U.S. government agencies and other regulators regularly adopt new regulations and legislatures enact new statutes that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation that applies to the Fund. These statutes and regulations may impact the investment strategies, performance, costs and operations of the Fund or the taxation of its shareholders.

Risks Relating to the Fund’s RIC Status. To qualify and remain eligible for the special tax treatment accorded to a RIC and its shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. Very generally, to qualify as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain publicly traded partnerships or other income derived with respect to its business of investing in stock or other securities. The Fund must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter may result in the Fund having to dispose of certain investments quickly to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times, and may result in substantial losses to the Fund. In addition, to be eligible for the special tax treatment accorded RICs, the Fund must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year an amount at least equal to 90% of the sum of its “investment company taxable income” (generally its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, and determined without regard to any deduction for dividends paid) and its net tax-exempt income (if any), to its shareholders. If the Fund fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and its shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions to re-qualify as a RIC.

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RIC-Related Risks of Investments Generating Non-Cash Taxable Income. Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in debt obligations that will be treated as having “market discount” and/or OID for U.S. federal income tax purposes. Additionally, some of the CLOs in which the Fund invests may be considered passive foreign investment companies, or under certain circumstances, controlled foreign corporations. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, the Fund shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

Uncertain Tax Treatment Risks. The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease accruing interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

Cybersecurity Risks. Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its respective affiliates and third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years, and the Fund could suffer material losses relating to cyber attacks or other information security breaches in the future. The Fund’s and its respective affiliates’ and third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of its respective affiliates and third-party service providers. This could result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; or additional compliance costs. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future. The Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cybersecurity. However, there is no guarantee that such efforts will succeed, especially since the Fund does not directly control the cybersecurity systems of issuers or third-party service providers. The Fund and its shareholders could be negatively impacted as a result.

Other Investment Companies Risks. To the extent the Fund invests in other investment companies that invest in fixed-income securities, risks associated with investments in other investment companies will include fixed-income securities risks. In addition to the brokerage costs associated with the Fund’s purchase and sale of the underlying securities, ETFs and mutual funds incur fees that are separate from those of the Fund. As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs and mutual funds, in addition to Fund expenses. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its NAV or an active market may not develop. The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. The 1940 Act and the rules and regulations adopted under that statute impose conditions on investment companies which invest in other investment companies, and as a result, the Fund is generally restricted on the amount of shares of another investment company to shares amounting to no more than 3% of the outstanding voting shares of such other investment company.

In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds. One such risk is the risk that the market price of an ETF’s shares may be above or below its NAV. For example, where all or a portion of an ETF’s underlying securities trade in a market that is closed when the market in which the ETF’s shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the ETF’s domestic trading day. Additionally, in stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. Either of these can result in differences between the market price of the ETF’s shares and the underlying value of those shares. Furthermore, if securities underlying an ETF are traded outside of a collateralized settlement system, there are a limited number of financial institutions that may act as authorized participants that post collateral for certain trades on an agency basis (i.e., on behalf of other market participants). To the extent that those authorized participants exit the business or are unable to process creation and/or redemption orders and no other authorized participant is able to step forward to do so, there may be a significantly diminished trading market for the ETF’s shares. This could in turn lead to difference between the market price of the ETF’s shares and the Fund’s NAV.

Other risks of ETFs that do not apply to traditional mutual funds include the risk that: (i) an active trading market for an ETF’s shares may not develop or be maintained; (ii) the ETF may employ an investment strategy that utilizes high leverage ratios; (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate; and (iv) underlying ETF shares may be de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) may temporarily stop stock trading. In addition, purchases and redemptions of creation units primarily with cash, rather than through in-kind delivery of portfolio securities, may cause an ETF to incur certain costs. These costs could include brokerage costs or taxable gains or losses that the ETF might not have incurred if it had made redemption in-kind. These costs could be imposed on the ETF, and thus decrease the ETF’s net asset value, to the extent that the costs are not offset by a transaction fee payable by an authorized participant.

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U.S. Government Securities Risks. Some obligations issued or guaranteed by U.S. government agencies, instrumentalities or government sponsored enterprises (“GSEs”), including, for example, pass-through certificates issued by Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies or GSEs, such as securities issued by Fannie Mae or Freddie Mac, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency or GSE, while other obligations issued by or guaranteed by federal agencies or GSEs, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Axonic Capital LLC, 520 Madison Avenue, 42nd Floor, New York, New York 10022, an investment adviser registered with the SEC under the Advisers Act, serves as the investment adviser to the Fund. The Adviser serves in that capacity pursuant to an investment advisory agreement with the Trust on behalf of the Fund. Subject to the authority of the Trust’s Board of Trustees (the “Board”), the Adviser provides guidance and policy direction in connection with its daily management of the Fund’s assets. The Adviser is also responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies approved by the Board.

The Adviser was formed in 2010 as a Delaware limited liability company and provides advisory services to high net worth individuals, institutions and registered investment companies. As of September 30, 2020, the Adviser had net assets under management of approximately $3 billion. The Adviser is controlled by Clayton DeGiacinto, the Managing Member of the Adviser.

As full compensation for the investment advisory services provided to the Fund, the Adviser receives monthly compensation from the Fund computed at the annual rate of 0.85% of the Fund’s average daily net assets (the “Management Fee”). The Adviser has entered into an Expense Limitation Agreement with the Fund, under which the Adviser has contractually agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of any front-end sales loads, interest expense on any borrowings, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses, payments, if any, under a Rule 12b-1 Distribution Plan and/or Shareholder Services Plan and certain other Fund expenses such as dividend and interest expense and broker charges on short sales) to not more than 1.10% of average daily net assets of each class of shares. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after the date on which such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to December 31, 2022, this agreement may not be modified or terminated without the approval of the Board. After December 31, 2022, the Expense Limitation Agreement may continue from year-to-year provided such continuance is approved by the Board. The Expense Limitation Agreement may be terminated by the Adviser or the Board, without approval by the other party, not less than 60 days’ notice to the other party as set forth in the Expense Limitation Agreement. The Expense Limitation Agreement will terminate automatically if the Fund’s Advisory Agreement with the Adviser is terminated.

Disclosure Regarding Advisory Agreement Approval. A discussion regarding the basis for the Board’s most recent approval of the investment advisory agreement for the Fund is available in the semi-annual report to shareholders for the fiscal period ended April 30, 2020. You may obtain a copy of the annual report, without charge, upon request to the Fund.

Portfolio Managers

The Fund is managed by a portfolio management team consisting of Clayton DeGiacinto, Jamshed Engineer and Matthew Weinstein. Information regarding the portfolio managers for the Fund is provided below. Each member of the Fund’s portfolio management team is jointly and primarily responsible for the day-to-day management of the Fund and each has been on the portfolio management team since the Fund’s inception.

Clayton DeGiacinto is Managing Member and Chief Investment Officer of the Adviser. Prior to forming the Adviser, Mr. DeGiacinto was the Head of Mortgage Trading for Tower Research Capital LLC from December 2008 through December 2010. From July 2002 through March 2008, he was a Vice President in the Fixed Income, Currency and Commodities group at Goldman Sachs & Co. with responsibility for the hybrid and adjustable rate mortgage trading businesses, in both primary and secondary markets. Mr. DeGiacinto’s duties at Goldman included securitization and retention of levered credit risk and convexity risk backed by adjustable rate and negatively amortizing residential mortgages. He was also responsible for running the RMBS credit book for all prime, alt-A and negatively amortizing structures. Mr. DeGiacinto received his MBA in Finance and Statistics from the Wharton School of Business. He served as a Captain in the U.S. Army in the 25th Infantry Division (Hawaii) from 1995 to 2000 after completing the U.S. Army Ranger School, Airborne School and Air Assault Course. He received a B.S. in Mechanical Engineering from the U.S. Military Academy at West Point.

Jamshed Engineer is a Partner at the Adviser. Mr. Engineer joined the Adviser at inception and is responsible for trading and portfolio management across the Adviser’s credit businesses. Prior to joining the Adviser, Mr. Engineer was a Vice President in the Mortgage Fund at Tower Research Capital LLC from May 2009 through December 2010. From April 2006 to May 2009, he was in the Fixed Income, Currency and Commodities group at Goldman Sachs & Co. with responsibilities for structuring, valuing and advising on diverse securitization products for both principal and third party transactions. Prior to Goldman, Mr. Engineer was at KPMG where he structured various securitization transactions in the structured products group. Mr. Engineer was at Tata TD Waterhouse and Tata Finance in Mumbai from 1999 to 2002. He received a B. Comm. in Finance and Accounting from University of Mumbai and an MBA in Finance from the University of Southern California.

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Matthew Weinstein is a Partner at the Adviser. Mr. Weinstein joined the Adviser in 2012 and is responsible for trading and portfolio management across the Adviser’s credit businesses. Prior to joining the Adviser, Mr. Weinstein was a Vice President at Macquarie Capital where he managed a Commercial Mortgage Backed Securities (CMBS) principal investment strategy from 2010 through 2012. From 2003 to 2008, he was an Associate Director in the CMBS group at Bear Stearns & Co. Mr. Weinstein received his MBA in Finance at the New York University Stern School of Business and graduated from Cornell University with a BS in Industrial Labor Relations.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Fund is available in the SAI.

BOARD OF TRUSTEES

The Fund is the sole series of the Trust, an open-end management investment company organized as a Delaware statutory trust on October 8, 2019. The Board supervises the operations of the Fund according to applicable state and federal law, and is responsible for the overall management of the Fund’s business affairs.

ADMINISTRATOR AND TRANSFER AGENT

ALPS Fund Services, Inc. (“ALPS”), 1290 Broadway, Suite 1000 Denver, Colorado 80203, serves as the Fund’s administrator and fund accounting agent and DST Asset Manager Solutions, Inc. 330 W. 9th St. Kansas City, MO 64105 serves as the Fund’s transfer agent (the “Transfer Agent”). Administrative services of ALPS and the Transfer Agent may include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, and (v) processing shareholder account transactions and disbursing dividends and distributions.

DISTRIBUTOR

ALPS Distributors, Inc. (the “Distributor”), 1290 Broadway, Suite 1000 Denver, Colorado 80203, is the principal underwriter of the Fund’s shares and serves as the exclusive agent for the distribution of the Fund’s shares. The Distributor may sell the Fund’s shares to or through qualified securities dealers or other approved entities, including, without limitation, sub-distributors, fund supermarkets, wholesalers, and other marketing and distribution outlets.

EXPENSES OF THE FUND

In addition to fees payable under the Fund’s Rule 12b-1 Distribution Plan and Shareholder Services Plan and the investment advisory fees, the Fund pays all expenses not assumed by the Adviser, including, without limitation: (i) the fees and expenses of its independent registered public accounting firm and legal counsel; (ii) the costs of printing and mailing to existing shareholders annual and semi-annual reports, proxy statements, prospectuses, SAIs and supplements thereto; (iii) fees of the Fund’s administrator and transfer agent; (iv) bank transaction charges and custodian fees; (v) proxy solicitors’ fees and expenses; (vi) registration and filing fees; (vii) federal, state or local income or other taxes; (viii) interest; (ix) membership fees of the Investment Company Institute and similar organizations; (x) fidelity bond and liability insurance premiums; and (xi) any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. In the event that the Trust establishes additional series, all general Trust expenses would be allocated among and charged to the assets of the Fund and the other series on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of each or the nature of the services performed and relative applicability to each.

INVESTING IN THE FUND

MINIMUM INVESTMENT

Class A Shares. The minimum initial investment is $2,500 and the minimum additional investment is $1,000 (or $100 for those participating in an automatic investment plan). The Fund may, at the Adviser’s sole discretion, accept accounts with less than the minimum investment.

Class I Shares. The minimum initial investment is $25,000 and the minimum additional investment is $1,000 (or $100 for those participating in an automatic investment plan). The Fund may, at the Adviser’s sole discretion, accept accounts with less than the minimum investment.

The Adviser may waive or lower investment minimums for accounts participating in an automatic investment program and in certain other circumstances. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. The financial intermediary may also impose minimum requirements that are different from those set forth in this Prospectus.

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CHOOSING A SHARE CLASS

Through this Prospectus, the Fund is offering two classes of shares: Class A shares and Class I shares (each a “Class” and collectively the “Classes”). The two Classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in sales charges and the expenses to which they are subject. The decision as to which Class of shares (A or I) is more beneficial to you depends on the amount of your investment. If you are investing a large amount, you should consider purchasing Class I shares. If you are investing a lesser amount, you should consider Class A shares. Class A shares are sold subject to a sales charge and are subject to higher ongoing expenses than Class I shares. Class I are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Class I shares generally are available only to investors investing at least $25,000. Not all financial intermediaries make all classes of shares available to their clients. Third parties making Fund shares available to their clients determine which share class(es) to make available.

DISTRIBUTION OF SHARES

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act that allows it to pay for certain expenses related to the distribution of its shares and for other services provided to Fund shareholders (“12b-1 fees”), including, but not limited to, payments to securities dealers and other persons (including the Distributor and its affiliates) who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders; expenses of obtaining such information, analysis and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of Fund shares.

The annual limitation for payment of expenses pursuant to the Plan is 0.25% of the Fund’s average daily net assets allocable to Class A. The Distributor may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of such class’ shares, or who provides certain shareholder services, pursuant to a written agreement. Payments of 12b-1 fees to broker-dealers and others generally begin immediately after the purchase of Fund shares. For purchases of Class A shares of $1,000,000 or more upon which a sales commission was paid to a broker-dealer, the payment of 12b-1 fees to such broker-dealer and others will begin after the shares have been held for eighteen months.

In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. Under the terms of the Plan and the Distribution Agreement with the Distributor, the Fund is authorized to make payments to pay or reimburse entities providing distribution and shareholder support services. The Distributor may make additional payments to dealers and other persons. Payments available under the Plan may exceed amounts received by broker-dealers or other financial intermediaries in connection with the sale of the Fund’s shares. Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES PLAN

The Fund has adopted a shareholder services plan (the “Shareholder Services Plan”) with respect to Class A shares of the Fund. Under the Shareholder Services Plan, the Fund is authorized to pay third party service providers for non-distribution related services to Class A shareholders. Payments under the Shareholder Services Plan are calculated daily and paid monthly, and are not to exceed an annual rate of 0.15% of the Fund’s average daily net assets attributable to Class A shares.

Payments under the Shareholder Services Plan are an operating expense of the Fund. Shareholder Services Fees vary according to the agreement and services provided up to the maximum amount provided by the Plan. Payments available under the Shareholder Services Plan may exceed amounts received by third party service providers for the provision of shareholder services. Because these shareholder services fees are paid out of assets attributable to the Fund’s Class A shares on an ongoing basis, over time these fees will increase the cost of an investment in such shares.

CLASS A SHARES

Class A shares can be purchased directly through the Distributor or through registered broker-dealers, banks, advisers and other financial institutions. Class A shares are purchased at net asset value, plus an initial sales charge (unless you qualify for a reduction or waiver of the sale charge) and are subject to 12b-1 fees and shareholder servicing fees. There is no initial sales charge on purchases of Class A shares of $1 million or more; however, a contingent deferred sales charge (“CDSC”) of up to 1.00% may be imposed if such Class A shares are redeemed within eighteen (18) months of their purchase. Class A shares are intended primarily for investors who meet the investment minimum for Class A shares and investors investing through omnibus accounts held by financial intermediaries that have entered into arrangements with the Fund’s distributor to offer Class A shares.

Information about sales charges, including applicable waivers, breakpoints, and discounts to the sales charges, is fully disclosed in this Prospectus, which is available, free of charge, on the Fund’s website at www.axoniccap.com. The Fund believes that it is very important that an investor fully consider all aspects of their investment and be able to access all relevant information in one location. Therefore, the Fund does not make the sales charge information available to investors on the website independent of the Prospectus.

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Sales Charges. The public offering price of Class A shares of the Fund is the NAV per share plus a sales charge, as shown in the table below. Certain persons may be entitled to purchase Class A shares of a Fund without paying a sales charge. See “Waived Sales Charges.” The sales charge payable to the Distributor and the dealer reallowances may be suspended, terminated, or amended. The Distributor or the Adviser, at their expense, may, from time to time, provide additional promotional incentives to broker-dealers who sell shares of the Fund. Sales charges are not imposed on shares purchased with reinvested dividends or distributions. The table below also shows the portion of the sales charge that may be re-allowed to the broker-dealer or financial intermediary through whom you purchased your Class A shares.

Amount of Investment	Public Offering Price	Net Amount Invested	Dealer Reallowance As % of Public Offering Price
Less than $100,000	2.25%	2.30%	2.25%
$100,000 but less than $250,000	1.75%	1.78%	1.75%
$250,000 but less than $500,000	1.25%	1.27%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	1.00%
$1,000,000 or more	None	None	None

*

A maximum CDSC of 1.00% will be imposed on redemptions of these shares (exclusive of shares purchased with reinvested dividends and/or distributions) within the first 18 months after the initial sale. The Adviser intends to pay a commission to financial advisers who place an order for a single purchaser based on the rates set forth in the section below entitled “Contingent Deferred Sales Charge and Dealer Reallowance”.

The following sections discuss ways to obtain discounts on purchases and waivers of contingent deferred sales charges on Class A shares of the Fund. The availability of sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The Fund’s sales charge waivers and discounts described in this Prospectus are available for Fund share purchases made directly from the Fund (or the Distributor) and are generally available through financial intermediaries. The sales charge waivers and discounts available through certain other financial intermediaries are set forth in Appendix A - Waivers and Discounts Available from Intermediaries, attached to this Prospectus, which may differ from the sales charge waivers and discounts available for purchases made directly from the Fund (or the Distributor). Please contact your financial intermediary for information about which classes of shares of the Fund they offer and to take advantage of the sales charge waivers and discounts described in this Prospectus or in Appendix A.

Reduced Sales Charges. Consistent with the policies in this Prospectus, certain investments in the Fund may be combined for purposes of purchasing shares with a lower sales charge.

Aggregating Accounts. Investors and members of the same household may aggregate investments in Class A shares held in all accounts (e.g., non-retirement and retirement accounts) with the Fund and/or with financial intermediaries in order to obtain a reduced sales charge.

Concurrent Purchases. For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of Class A shares of the Fund. This privilege may be modified or eliminated at any time by the Trust without notice.

Rights of Accumulation. The sales charge applicable to a purchase of Class A shares by an investor is determined by adding the purchase price of the Class A shares to be purchased, including any concurrent purchases as described above, to the aggregate value of Class A shares of the Fund previously purchased and then owned, provided the Distributor is notified by the investor or the investor’s broker-dealer each time a purchase is made which would so qualify. For example, an investor who is purchasing Class A shares with an aggregate value of $100,000 and who currently owns Class A shares of the Fund with an aggregate value of $250,000 would pay a sales charge of 1.25% of the offering price on the new investment.

Letter of Intent. Investors may qualify for a lower sales charge for Class A shares of the Fund by executing a letter of intent. A letter of intent allows an investor to purchase Class A shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser’s combined holdings of Class A shares of the Fund. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases of Class A shares over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Fund is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor’s cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Fund whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund’s Account Application, or is otherwise available from the Fund. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

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Investments of $1,000,000 or More. If you invest $1,000,000 or more either as a lump sum or through rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial charge.

In order to obtain a reduced sales charge, it may be necessary at the time of purchase for an investor to inform the Fund, the Distributor, or the investor’s broker-dealer of the existence of other accounts or purchases which are eligible to be aggregated in order to obtain a reduced sales charge. An investor may be required to provide the Fund, the Distributor, or the investor’s broker-dealer certain information to verify the investor’s eligibility for a reduced sales charge. This information may include, to the extent applicable, the following: (i) information or records regarding shares of the Fund eligible to be aggregated that are in all accounts held at the Fund by the investor; (ii) information or records regarding shares of the Fund eligible to be aggregated that are in accounts held at broker-dealers by the investor; and (iii) information or records regarding shares of the Fund eligible to be aggregated that are in accounts held at the Fund or at any broker-dealers by related parties of the investor, such as members of the same household or certain qualified groups.

Waived Sales Charges. To encourage investment in the Fund, the Fund may sell Class A shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, directors, managers, and employees of the Trust, the Adviser, and other service providers to the Trust, and to employees and principals of related organizations and their families, and certain parties related thereto, including clients and related accounts of the Adviser. Clients of financial intermediaries may also purchase Class A shares at net asset value, without a sales charge, if the financial intermediary has made arrangements to permit them to do so with the Adviser or the Distributor. The public offering price of Class A shares of the Fund may also be reduced to the net asset value of such shares in connection with the acquisition of the assets of, or merger or consolidation with, a personal holding company or a public or private investment company.

The conditions upon which Class A shares of the Fund may be purchased without a front-end sales charge, provided that you notify the Fund in advance that the trade qualifies for this privilege, include the following:

●

Purchases by current and former officers, Trustees, directors, managers, and employees of the Fund, the Adviser, or any of the Adviser’s current affiliates and those that may in the future be created. At the direction of such persons, their family members (regardless of age), and any employee benefit plan established by any of the foregoing entities may also purchase shares at NAV.

●	Participants in “no transaction fee” programs of discount brokerages that maintain an omnibus account with the Fund.

●	Purchases resulting from the reinvestment of a distribution.

●

Purchases through eligible Retirement Plans. “Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, rabbi trusts, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

The Fund reserves the right to modify or terminate these arrangements at any time.

The Fund may also waive applicable sales charges under certain other conditions. Please contact the Fund or the Distributor to determine eligibility for waived sales charges.

Additional Information About Sales Charges. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see Appendix A - Waivers and Discounts Available from Intermediaries for a description of waivers or discounts available through certain intermediaries.

Information regarding the Fund’s sales charges, as well as information regarding reduced sales charges and waived sales charges, and the terms and conditions for the purchase, pricing and redemption of Fund shares is available on the Fund’s website at www.axoniccap.com. Further information is available by calling the Fund at 833-429-6642.

Contingent Deferred Sales Charge and Dealer Reallowance – Class A Shares. There is no initial sales charge on purchases of Class A shares of $1 million or more; however, a CDSC of up to 1.00% may be imposed if such Class A shares are redeemed within eighteen (18) months of their purchase, based on the lower of the shares’ NAV at the time of purchase or current NAV. Such CDSC will be reduced for amounts over $3 million and for shares held for at least twelve (12) months, and the amount of such CDSC will be as follows:

	Shares Redeemed Within
Purchased Amount	Less than twelve (12) months	At least twelve (12) months and up to fifteen (15) months	More than fifteen (15) months and up to eighteen (18) months
$1,000,000 to $2,999,999.99	1.00%	0.50%	0.25%
$3,000,000 to $49,999,999.99	0.50%	0.25%	0.12%
$50,000,000 and greater	0.25%	0.12%	0.06%

For example, an investment of $5 million redeemed after thirteen (13) months would be charged a CDSC of 0.50% on the first $2,999,999.99 and 0.25% on the balance of the $5 million. Any Class A shares acquired by reinvestment of distributions and dividends will be redeemed without a CDSC.

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The Distributor may pay a commission of up to 1.00% to a dealer of record for purchase amounts of $1 million or more. After paying this commission, the Distributor will be entitled to receive 12b-1 fees for the first 18 months following your purchase, to permit the Distributor to recoup the commission. Starting in the nineteenth month after purchase, the dealer of record will also receive an annual distribution fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients.

The Distributor may pay a commission to a dealer of record for an investor’s purchases of Class A shares that are subject to a sales charge waiver due to the investor’s cumulative holdings of $1 million or more. Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter. Starting in the nineteenth month after such a purchase, the dealer of record will also receive an annual distribution fee of up to 0.25% of the average daily net assets represented by that purchase. Prior to the nineteenth month, the Distributor will retain this fee. Where the dealer of record does not receive the payment of this commission, the dealer of record will instead receive the annual distribution and fee starting immediately after purchase. Please contact your dealer of record for more information.

The CDSC is used to reimburse the Distributor for paying broker-dealers a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your purchase.

The Fund uses a “first in, first out” method for calculating the CDSC. This means that Fund shares held the longest will be redeemed first, and Fund shares held the shortest time will be redeemed last. The CDSC will not be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing a capital appreciation of shares. In determining whether a CDSC is payable, the applicable Fund will first redeem Class A shares not subject to any charge. In determining whether a particular redemption is subject to a CDSC, the holding period for the CDSC begins on the day you buy your Fund shares. Your Fund shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any Fund shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the Fund shares in the order they were purchased.

No CDSC is applied in the following instances:

●	The redemption is due to the death or post-purchase disability of a shareholder or settlor of a living trust account.

●

Redemptions from retirement plans qualified under Section 401 of the Code. The CDSC will be waived for benefit payments made directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Code), in-service distributions, hardships, loans, and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial intermediary.

●	The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2.

●	In the case of a divorce, where there exists a court decree that requires redemption of the shares.

●	When shares are involuntarily redeemed due to low balance or other reasons.

●	When shares are redeemed in accordance with the Fund’s Systematic Withdrawal Program.

●	Circumstances that the officers of the Fund, in their discretion, deem to warrant a waiver of the CDSC.

●	The redemption relates to shares for which no commission was paid to the dealer of record (as described below).

Documentation may be required prior to the waiver of the CDSC, including death certificates, physicians’ certificates, etc., in applicable instances. Under certain circumstances, the Fund’s Distributor may change the reallowance to dealers and may also compensate dealers out of its own assets. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Fund’s Distributor retains the entire sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record and any portion of a sales charge that is not re-allowed to a broker-dealer or financial intermediary.

CDSC waivers and discounts available through certain financial intermediaries are set forth in Appendix A - Waivers and Discounts Available from Intermediaries, attached to this Prospectus, which may differ from the CDSC waivers and discounts available for purchases made directly from a Fund (or the Distributor), as described in this Prospectus.

CLASS I SHARES

Class I shares are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the applicable Fund. Class I shares are not subject to 12b-1 fees or fees under the Shareholder Services Plan. Class I shares can be purchased directly through the Distributor or other financial institutions, which may charge transaction fees with respect to your purchase. Class I shares are intended for: (i) investors who meet the investment minimum for Class I shares, (ii) institutional investors (e.g., financial institutions, corporations, trusts, foundations), (iii) funds of funds, (iv) investors investing through omnibus accounts held by financial intermediaries that charge transaction fees and have entered into arrangements with the Fund’s distributor to offer Class I shares, (v) current and former trustees of the Fund, and (vi) other investors that have been approved by the Fund or the Adviser.

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The Fund may offer Class I shares through platforms of brokers and other financial intermediaries that have agreements with the Fund’s distributor to offer such shares solely when acting as an agent for the investor. Because the Fund does not charge any distribution fees or sales charges in connection with Class I shares, these shares are often referred to as “Clean Shares”. However, financial intermediaries may charge fees (including, without limitation, a commission) for investors’ purchases and/or redemptions of Clean Shares, as determined by the financial intermediary. Therefore, investors of Clean Shares should consider that other share classes of the Fund are sold subject to different fees and expenses. Investors should discuss their share class purchase options with their financial intermediary representative.

ADDITIONAL PAYMENTS TO DEALERS

In addition to dealer reallowances and payments made by the Fund for distribution and shareholder servicing, the Adviser or its affiliates may make additional payments (“Additional Payments”) to certain selling or shareholder servicing agents for the Fund, which includes broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Adviser or its affiliates, out of their own resources, which may include profits derived from servicing the Fund. Such payments by such parties may create an incentive for these financial institutions to recommend that you purchase Fund shares.

In return for these Additional Payments, the Adviser expects to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent’s clients (sometimes referred to as “Shelf Space”); access to the selling agent’s registered representatives; and the ability to assist in training and educating the selling agent’s registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the Plan. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by the Transfer Agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings) or other service providers.

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

PRICING OF SHARES

The price at which you purchase or redeem Fund shares is based on the Fund’s NAV. The Fund’s NAV is calculated at the close of trading (normally 4:00 p.m. Eastern Time) on each day the NYSE and the principal bond markets (as recommended by the Securities Industry and Financial Markets Association) are open for regular trading (e.g., the NYSE is closed on weekends, most federal holidays and Good Friday). The Fund’s NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate the Fund’s NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as Fund management believes there remains an adequate market to meet purchase and redemption orders for that day.

In the event the Fund holds portfolio securities that trade in foreign markets or that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

The Board has approved procedures pursuant to which the Fund will value its investments and has delegated to the Adviser general responsibility for determining, in accordance with such procedures, the value of such investments. Generally, portfolio investments for which market quotations are readily available are valued at market value, which is ordinarily determined based on official closing prices or the last reported sale prices of an instrument. Where no such closing price or sale price is reported, market value is determined based on quotes obtained from market makers or prices supplied by one or more third-party pricing source (“Pricing Services”), which may include evaluated prices. Many of the types of investments in which the Fund invests are valued using evaluated prices provided by Pricing Services, which may be based on a number of factors, including, among other things, information obtained from market makers and estimates based on recent market prices for investments with similar characteristics. If market or evaluated prices are not readily available (including when they are not reliable), or if an event occurs after the close of the trading market but before the calculation of the applicable NAV that materially affects the values, assets may be valued at a fair value, pursuant to guidelines established by the Board.

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In instances in which the market value of an asset is deemed by the Adviser not to reflect fair value, the asset may be valued at a fair value, pursuant to guidelines established by the Board. Fair valuation may occur in instances when market or evaluated prices are not available or are deemed not to be reliable or accurate in the opinion of the Adviser, or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the values. Fair valuation could also occur in instances of (a) thinly traded securities, or (b) lack of liquidity or depth in the market for the security. For example, the Fund may be obligated to fair value a foreign security because many foreign markets operate at times that do not coincide with those of the major U.S. markets. In such situations, the Adviser may consider, when calculating fair value, (a) the nature and duration of the restrictions upon disposition of the securities or other assets, (b) the extent to which there is market for similar securities or other assets of the same class, or (c) availability of fundamental analytical data relating to the investment including the use of proprietary pricing models. When pricing securities using these methods, the Fund (with the assistance of its Pricing Services and other service providers) seeks to assign the value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities. In this regard, the Adviser, pursuant to the terms of the investment advisory agreement with the Fund, has agreed to provide the Fund’s pricing information that the Adviser reasonably believes may assist in the determination of fair value consistent with requirements under the 1940 Act and the Fund’s policies and procedures. The Fund’s policies and procedures include the consideration of pricing information from one or more Pricing Services (including averages of pricing information from multiple Pricing Services), which information is monitored by the Adviser daily. The Board oversees the Adviser’s implementation of the fair valuation policies and procedures established by the Board.

When using pricing models or other pricing methods that are not based solely on market quotes for actively-traded securities, the Adviser’s review process may include periodic back-testing by appropriate valuation personnel or third-party service providers, when applicable, of a sample of valuations, to the extent possible and where it is likely to provide a reasonable base of comparison, against the recent sale prices of investment positions. Back-testing, if performed, may focus on identifying trends in valuations versus sale prices, not the accuracy of individual marks for individual investment positions. Differences will be expected and viewed in the context of the overall analysis, especially since back-testing has inherent limitations, particularly during periods of market stress. This analysis can provide further assurance in assessing the quality of models and other evaluative processes being employed internally or by third-party service providers, but not absolute certainty to the accuracy of the fair value itself.

In calculating the Fund’s NAV, the Adviser, subject to the oversight of the Board, uses various valuation techniques. To the extent practicable, the Adviser generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors. When valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment, and may involve alternative methods to obtain fair values where market prices are not readily available. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used if a ready market for the investments existed. As a result, the Adviser may exercise a higher degree of judgement in determining fair value for certain financial instruments.

Notwithstanding the foregoing, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Fund at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Fund’s fair value methodology is inappropriate. The Fund will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available. The Fund (and its service providers) continually monitor and evaluate the appropriateness of their fair value methodologies through systematic comparisons of fair values to the actual next available market prices of securities contained in the Fund’s portfolio. To the extent the Fund invests in other investment companies, the Fund’s NAV is calculated based, in part, upon the NAVs of such investment companies; the prospectuses for those investment companies in which the Fund will invest describe the circumstances under which those investment companies will use fair value pricing, which, in turn, affects their NAVs.

Because the Fund relies on various sources to calculate its NAVs, the Fund is subject to certain operational risks associated with reliance on the Pricing Services and other service providers and data sources. The Fund’s NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures.

PURCHASING SHARES

Shares of the Fund may be purchased directly through the Fund or through any broker-dealer authorized to sell shares of the Fund.

Opening An Account

By Mail. To open a new account by mail:

●	Complete and sign the account application.

●	Enclose a check payable to the Fund; reference Class A or Class I shares to ensure proper crediting to your account.

●	Mail the application and the check to the Trust’s Transfer Agent at the following address:

Regular Mail Axonic Funds PO Box 219576 Kansas City MO 64121-9576	Overnight Delivery Axonic Funds C/O SS&C. 430 W. 7th Street Kansas City MO 64105-1407

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Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. When Fund shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction. The Fund does not accept third party checks, checks drawn on non-U.S. financial institutions, cash, drafts, money orders, cashier’s checks, traveler’s checks, credit card checks, “starter” checks, or post-dated checks.

By sending your check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Fund receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

The Fund does not consider the US Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Trust’s post office box, of purchase orders or redemption requests does not constitute receipt by the Fund.

By Wire Transfer. To open a new account by wire transfer of federal funds, call the Transfer Agent at 833-429-6642. A representative will assist you in obtaining an account application, which must be completed, signed and delivered by facsimile, email or mail to the Transfer Agent before payment by wire may be made.

The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order is considered received when the Fund receives payment by wire in proper form, provided that the completed and signed account application has been accepted by the Transfer Agent and determined to be in proper form. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds.

Through Your Broker or Financial Intermediary. Shares of the Fund may be purchased through certain brokerage firms and financial intermediaries that are authorized to receive orders on behalf of the Fund and such organizations may be authorized to designate intermediaries to receive orders on behalf of the Fund. Receipt of your order by such authorized organizations and intermediaries will constitute receipt of your order by the Fund. Orders will be priced at the NAV (plus any applicable sales charge) next determined after your order is received by such organization, or its authorized designee, in proper form.

Certain financial intermediaries may charge fees for purchase and/or redemption transactions by customers, depending on the nature and terms of the financial intermediaries’ particular platform. Additionally, investors purchasing “clean shares” from a broker or other financial intermediary may be required to pay a commission in connection with such purchase, and therefore such investors should consider that other share classes of a Fund are sold subject to different fees and expenses. Such investors should consult with their financial intermediary regarding any commissions and other fees and expenses of the shares being purchased and whether other classes of shares of the Fund may be available on the financial intermediary’s platform. An investor transacting in Class I shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund. These organizations may be the shareholders of record of your Fund shares. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem Fund shares.

Additional Investments. Once an account is open, additional purchases of shares may be made at any time in minimum amounts of $1,000 for Class I shares or Class A shares, except for accounts participating in an automatic investment plan, which must be in amounts of at least $100. Additional purchases may be made:

●

By sending a check, made payable to the Fund, Axonic Funds, PO Box 219576 Kansas City MO 64121-9576. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds;

●	By wire transfer of federal funds, as described above under “Opening an Account – By Wire Transfer.” Shareholders should call the Transfer Agent at 833-429-6642 before wiring funds; or

●	Through your brokerage firm or other financial institution.

Automatic Investment Plan and Direct Deposit Plans. You may make automatic monthly or quarterly investments in the Fund from your bank, savings and loan, or other depository institution account. The minimum investment must be $100 under the automatic investment plan and investments are made on or about the 15th and/or last business day of each month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Please call 833-429-6642 for more information about the automatic investment plan and direct deposit plans.

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Important Information about Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your Fund shares will be redeemed at the NAV next calculated after the account is closed. In that case, your redemption proceeds may be worth more or less than your original investment. The Fund will not be responsible for any loss incurred due to the Fund’s inability to verify your identity.

If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.

Additional Information. The Fund reserves the right to reject any purchase request and suspend the offering of its shares at any time. The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

Interclass Exchanges. You may exchange your shares of the Fund for another Class of the Fund, provided that you hold your shares through an eligible institution that has a valid sales agreement with the Distributor authorizing such transaction, and you are eligible to invest in another Class of the Fund in accordance with the criteria set for in this prospectus. In the event that you no longer meet eligibility requirements for investment in one or more classes of shares, the Fund or your authorized representative may elect to exchange your shares for another Class of the Fund for which you are eligible. Interclass exchanges are generally not taxable. Shares otherwise subject to a CDSC will be charged a CDSC in an exchange, depending upon when you originally purchased the exchanged shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

REDEEMING SHARES

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at their NAV (subject to any applicable CDSC) next determined after the Fund receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

By Mail. You may redeem shares by mailing a written request to the Axonic Funds, PO Box 219576, Kansas City MO 64121-9576. Written requests must state the shareholder’s name, the account number and the shares or dollar amount to be redeemed and be signed exactly as your name appears on the Fund’s account records.

The Fund does not consider the US Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Fund’s post office box, of purchase orders or redemption requests does not constitute receipt by the Fund.

Signature Guarantees. If the shares to be redeemed have a value greater than $100,000, you must have all signatures on redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 30 days of your redemption request, or if the payment of the proceeds of a redemption of any amount is to be sent to a person, address or bank account not on record with the Fund, the request must be made in writing with your signature guaranteed, regardless of the value of the Fund shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial intermediary that participates in the STAMP Medallion signature guarantee program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. Members of STAMP are subject to dollar limitations which must be considered when requesting their guarantee. The Fund may reject any signature guaranteed transaction if it believes the transaction would otherwise be improper. The Fund and the Transfer Agent reserve the right to require signature guarantees on all redemptions. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

Telephone Redemptions. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem Fund shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 833-429-6642.

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Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by an ACH transaction, and proceeds of $5,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders may be charged a fee by the Fund’s custodian for outgoing wires. Account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

Through Your Broker or Financial Intermediary. You may also redeem your shares through a brokerage firm or financial intermediary that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined as of 4:00 p.m., Eastern time. Your brokerage firm or financial intermediary may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Receiving Payment. The Fund normally makes payment for all shares redeemed within 7 days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances as provided by the rules of the SEC, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. A requested wire of redemption proceeds normally will be sent on the business day following a redemption. However, when Fund shares are purchased by check, the proceeds from the redemption of those Fund shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days.

The Fund typically expects to meet redemption requests by borrowing cash pursuant to the Fund’s line of credit or through the sale of cash equivalents and other Fund assets. These methods may be used during both normal and stressed market conditions.

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank when shareholder payment instructions are followed.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at more than $25,000 at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly payment in a stated amount (not less than $100). Each month or quarter, as specified, shares in your account will automatically be redeemed to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 833-429-6642 for additional information.

Redemptions In Kind. The Fund reserves the right to make redemptions in kind (a payment in portfolio securities rather than cash). For example the Fund may elect to make redemptions in kind where the redemption might be expected to have an unfavorable tax effect on the Fund, during a period of deteriorating market conditions or market stress, or in the case of a very large redemption that could adversely affect Fund operations. In such a case, the Fund may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions will be valued at the same value assigned to them in computing the Fund’s NAV. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. For federal income tax purposes, redemptions paid in securities are taxed in the same manner as redemptions paid in cash.

Minimum Account Balance. Due to the high cost of maintaining shareholder accounts, the Fund may involuntarily redeem Fund shares in an account and pay the proceeds to the shareholder if the shareholder’s account balance falls below the minimum initial investment required for the shareholder’s type of account due to shareholder redemptions (see “Investing in the Fund – Minimum Investment” above). This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund’s NAV. Before Fund shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Fund shares to meet the minimum account balance requirement.

Verification of Shareholder Transaction Statements. You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire / Insufficient Funds Policy. The Fund reserves the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. The Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

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FREQUENT TRADING POLICIES

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders and discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of the Fund’s investments, and increase brokerage and administrative costs. The Fund may reject purchase orders or temporarily or permanently revoke privileges if there is reason to believe that a shareholder is engaging in market timing activities. Brokers maintaining omnibus accounts with the Fund generally agree to provide shareholder transaction information, to the extent known to the broker, to the Fund upon request. The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

To prevent disruption in the management of the Fund, excessive trading activity is limited. An investor’s right to purchase additional shares may be revoked if the redemption or exchange activity is considered excessive. Generally, trading or exchange activity is considered excessive if an exchange or redemption in excess of a predetermined dollar amount occurs within 10 calendar days of purchase.

The Fund may accept redemptions and exchanges in excess of the above guidelines if it believes that granting such exceptions is in the best interest of the Fund and the redemption is not part of a market timing strategy.

The Fund will apply its policies and procedures uniformly to all Fund shareholders. Although the Fund intends to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of the Fund’s shares and redeemers of the Fund’s shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries.

The Fund reserves the right to modify its policies and procedures at any time without prior notice as it deems in its sole discretion to be in the best interests of its shareholders, or to comply with state or Federal legal requirements.

DISTRIBUTIONS

The Fund may distribute its net investment income to its shareholders monthly, but, in any event, expects to distribute substantially all of its net investment income to its shareholders at least annually. The Fund expects to distribute its net realized capital gains at least annually. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional shares of the Fund.

FEDERAL TAXES

U.S. Shareholders.

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Fund.

Shareholders may elect to receive dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are paid in cash or reinvested in additional Fund shares.

Distributions attributable to net investment income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates and certain qualified REIT dividend income may be eligible for a 20% deduction for “qualified business income” under Code section 199A (discussed below).. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

Regulated investment companies that receive qualified REIT dividend income may designate such amounts as Section 199A dividends. Qualified REIT dividend income is the excess of qualified REIT dividends received by the regulated investment company over the amount of the regulated investment company’s deductions that are properly allocable to such income. If the Fund designates a dividend as a Section 199A distribution, it may be treated by shareholders as a qualified REIT dividend that is taxed as ordinary income and for non-corporate taxpayers eligible for the 20% deduction for “qualified business income” under Code section 199A. Generally, only non-corporate shareholders who have held their shares for more than 45 days during the 91 day period beginning on the date which is 45 days prior to the ex-dividend date for such dividend are eligible for such treatment.

Under newly issued final Treasury Regulations, regulated investment companies that receive business interest income may pass through its business interest income under Code section 163(j) as a “section 163(j) interest dividend.” A regulated investment company’s total section 163(j) interest dividend amount for a tax year is limited to the excess of the regulated investment company’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. The final Treasury Regulations provide that a registered investment company shareholder that receives a section 163(j) interest dividend may treat the dividend as interest income for purposes of section 163(j), subject to holding period requirements and other limitations.

In general, a shareholder who sells or redeems Fund shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares. Generally, an exchange of shares is treated as a sale and any gain may be subject to tax. However, certain exchanges of shares may be exempt from tax, including exchanges of Fund shares for shares of a different class of the Fund.

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As with all mutual funds, the Fund may be required to withhold U.S. federal income tax (presently at the rate of 24%) for all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Mutual fund companies are required to report cost basis information to the IRS on Form 1099-B for sales of mutual fund shares (“Covered Shares”). Under these regulations, mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the Fund’s default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Fund’s default method of Average Cost is more appropriate, the shareholder must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades.

Shareholders should consult with their own tax advisors to ensure that distributions and income from the sale of Fund shares are treated appropriately on their income tax returns.

Non-U.S. Shareholders.

Shareholders that are not “U.S. persons” within the meaning of the Code (“non-U.S. shareholders”) should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of U.S. tax rules and tax rules of other applicable jurisdictions to their investment in the Fund.

A non-U.S. shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund except under certain circumstances (e.g., such gain is effectively connected with the conduct by the non-U.S. shareholder of a trade or business within the United States, or in the case of a non-U.S. shareholder that is an individual, the shareholder is present in the United States for a certain period of time during the year of the sale and certain other conditions are met).

Subject to certain exceptions, distributions by the Fund to non-U.S. shareholders properly reported by the Fund as: (1) capital gain dividends; (2) short-term capital gain dividends; (3) interest-related dividends; and (4) exempt-interest dividends, generally are not subject to withholding of U.S. federal income tax (though exempt interest dividends may be subject to backup withholding). Other distributions by the Fund to non-U.S. shareholders (e.g., dividends attributable to dividend and foreign source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Subject to certain exceptions, the Fund is generally not required to withhold on the amount of a non-dividend distribution (i.e., a distribution that is not paid out of the Fund’s current or accumulated earnings and profits for the applicable taxable year) when paid to its non-U.S. shareholders.

In order to qualify for any exemptions from withholding or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a non-U.S. shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation. A non-U.S. shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights are included in the Fund’s annual report, which is available upon request by calling the Fund at (833) 429-6642.

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Axonic Strategic Income Fund Class A

For a Share Outstanding Throughout the Period Presented

	For the Period July 17, 2020 (Commencement of Operations) to October 31, 2020
OPERATING PERFORMANCE:
Net asset value - beginning of period	$9.55
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.06
Net realized and unrealized gain on investments	0.15
Total Income from Investment Operations	0.21

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.08)
Total Distributions to Shareholders	(0.08)

Net asset value - end of period	$9.68

Total Investment Return - Net Asset Value(b)	2.17	%(c)(d)

RATIOS AND SUPPLEMENTAL DATA:
Net assets end of period (000s)	$22,495
Ratio of expenses to average net assets excluding reimbursement(e)	1.84	%(f)
Ratio of expenses to average net assets including reimbursement(e)	1.50	%(f)
Ratio of net investment income to average net assets(e)	2.28	%(f)
Portfolio turnover rate	54	%(c)

(a)	Calculated using average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been reimbursed during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude applicable sales charges.

(c)	Not Annualized.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)

Expenses and net investment income/(loss) amounts used to calculate the ratios above include amounts allocated to investors. An individual investor’s results may vary based on a variety of factors and the timing of capital transactions.

(f)	Annualized.

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Axonic Strategic Income Fund Class I

For a Share Outstanding Throughout the Period Presented

	For the Period December 31, 2019 (Commencement of Operations) to October 31, 2020
OPERATING PERFORMANCE:
Net asset value - beginning of period	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19
Net realized and unrealized gain on investments	(0.40	)(b)
Total Loss from Investment Operations	(0.21)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.10)
Total Distributions to Shareholders	(0.10)

Net asset value - end of period	$9.69

Total Investment Return - Net Asset Value(c)	(2.11	%)(d)(e)

RATIOS AND SUPPLEMENTAL DATA:
Net assets end of period (000s)	$615,640
Ratio of expenses to average net assets excluding reimbursement(f)	1.19	%(g)
Ratio of expenses to average net assets including reimbursement(f)	1.10	%(g)
Ratio of net investment income to average net assets(f)	2.40	%(g)
Portfolio turnover rate	54	%(d)

(a)	Calculated using average shares method.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been reimbursed during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude applicable sales charges.

(d)	Not Annualized.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)

Expenses and net investment income/(loss) amounts used to calculate the ratios above include amounts allocated to investors. An individual investor’s results may vary based on a variety of factors and the timing of capital transactions.

(g)	Annualized.

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Appendix A – Waivers and Discounts Available From Intermediaries

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. The availability of sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. For waivers or discounts not available through a particular financial intermediary described in this Appendix A, investors will have to purchase shares directly from the Funds (or the Distributor).

As of the date of this Prospectus, no intermediary specific information is required to be included in this Appendix A.

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ADDITIONAL INFORMATION

The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus. A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call Toll-Free:

833-429-6642

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Fund’s website at www.axoniccap.com or upon written request to PO Box 219576 Kansas City MO 64121-9576.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of information on the SEC’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Axonic Funds: Investment Company Act file number 811-23483

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STATEMENT OF ADDITIONAL INFORMATION

Axonic Strategic Income Fund

Class A Shares (axsax)

Class I Shares (axsix)

February 28, 2021

A series of the

AXONIC FUNDS

520 Madison Avenue, 42nd Floor

New York, New York 10022

Telephone 833-429-6642

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus for Class A and Class I shares of the Axonic Strategic Income Fund, dated February 28, 2021, which incorporates this SAI by reference in its entirety (the “Prospectus”). Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus and Annual Report for the Fund may be obtained at no charge by writing or calling the Fund at the address or phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

TABLE OF CONTENTS

TRUST HISTORY	1
OTHER INVESTMENT POLICIES AND RISKS	1
INVESTMENT LIMITATIONS	30
PORTFOLIO TRANSACTIONS	32
DESCRIPTION OF THE TRUST	34
MANAGEMENT AND OTHER SERVICE PROVIDERS	35
PORTFOLIO MANAGERS	43
FUND ADMINISTRATOR AND TRANSFER AGENT	45
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	46
DISTRIBUTION PLAN	48
SPECIAL SHAREHOLDER SERVICES	49
DISCLOSURE OF PORTFOLIO HOLDINGS	49
ADDITIONAL TAX INFORMATION	51
APPENDIX A – DESCRIPTION OF RATINGS	57
APPENDIX B – PROXY VOTING POLICIES	62

TRUST HISTORY

The Axonic Funds (the “Trust”) was organized on October 8, 2019 as a Delaware statutory trust. The Trust is as an open-end management investment company and currently consists of one non-diversified series, the Axonic Strategic Income Fund (the “Fund”).

OTHER INVESTMENT POLICIES AND RISKS

The following policies supplement the Fund’s investment objectives and policies as described in the Prospectus for the Fund. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for certain securities in which the Fund may invest.

Borrowing. The Fund may borrow for investment purposes and for other purposes permitted by the Investment Company Act of 1940 (the “1940 Act”). Under current law as interpreted by the U.S. Securities and Exchange Commission (“SEC”) and its staff, the Fund may borrow money in the amount of up to one-third of the Fund’s total assets for any purpose and up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. The Fund’s total assets include the amounts being borrowed. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to permitted borrowings. Borrowing tends to amplify the effects on the Fund’s net asset value (“NAV”) of any change in the value of the Fund’s portfolio securities. Borrowing subjects the Fund to costs in the form of interest, which the Fund may not recover through investment earnings. The Fund may also be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. These types of requirements would increase the cost of borrowing to the Fund over the stated interest rate.

Cash Investments. When Axonic Capital LLC (“Axonic” or the “Adviser”) believes market, economic or political conditions are unfavorable for investors, the Adviser may invest up to 100% of the Fund’s net assets in cash, cash equivalents or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets or the U.S. economy. The Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the U.S. government and the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as certain foreign governments and central banks, took steps to support financial markets, including seeking to maintain interest rates at or near historically low levels and by purchasing large quantities of fixed income securities on the open market, such as securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (“Quantitative Easing”). Similar steps took place again in 2020 in an effort to support the economy during the COVID-19 pandemic. It is unclear how long these policies will last. In addition, this and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. When the Federal Reserve determines to “taper” or reduce Quantitative Easing and/or raise the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. Such policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fixed income investments, including fixed income investments held by the Fund, which could cause the value of the Fund’s investments and share price to decline. To the extent that the Fund invests in derivatives tied to fixed income markets, the Fund will be more substantially exposed to these risks than a fund that does not invest in such derivatives.

Collateralized Debt Obligations (“CDOs”). The Fund may invest in CDOs. A CDO is a security backed by a pool of bonds, loans and other debt obligations or preferred stock, including trust preferred securities (“TruPS”). CDOs are not limited to investing in one type of debt and accordingly, a CDO may own corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities, and emerging market debt. The CDO’s securities are typically divided into several classes, or bond tranches, that have differing levels of investment grade or credit tolerances. Most CDO issues are structured in a way that enables the senior bond classes and mezzanine classes to receive investment-grade credit ratings. Credit risk is shifted to the most junior class of securities. If any defaults occur in the assets backing a CDO, the senior bond classes are first in line to receive principal and interest payments, followed by the mezzanine classes and finally by the lowest rated (or non-rated) class, which is known as the equity tranche. Similar in structure to a collateralized mortgage obligation (described above) CDOs are unique in that they represent different types of debt and credit risk.

Collateralized Loan Obligations (“CLOs”). The Fund may invest in CLOs, which are debt instruments typically backed by a pool of loans, including domestic and non-U.S. senior secured loans, senior unsecured loans, subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans and loans secured by real property or by ownership of entities that own real property. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO (“tranches”) in which the Fund invests. Some CLOs have credit ratings, but are typically issued in various classes with various priorities. The most senior tranche has the highest credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk, as it typically first bears the defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults. However, even the most senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold (that is, they are not registered under the securities laws) and may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CLOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in CLOs that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results. In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Fund against the risk of loss due to defaults on the collateral. Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments.

Collateralized Mortgage Obligations (“CMOs”). The Fund may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. A CMO is a type of mortgage-backed security that creates separate classes with varying maturities and interest rates, called tranches. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“GNMA”), Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation) (“Freddie Mac”), or the Federal National Mortgage Association (“FNMA”), and their income streams.

CMOs are structured into multiple classes, each bearing a different fixed or floating interest rate and stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a special purpose entity (issuer) issues multiple series (e.g., Series A, B, C and Z) of CMO bonds (Bonds). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (Collateral). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the following order: Series A, B, C and Z. The Series A, B, and C Bonds all bear current interest. Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. Only after the Series A, B, and C Bonds are paid in full does the Series Z Bond begin to receive payment. With some CMOs, the issuer serves as a conduit to allow loan originators to borrow against their loan portfolios.

CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Fund, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying the Fund’s diversification tests.

Freddie Mac CMOs are debt obligations of Freddie Mac issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by Freddie Mac. Payments of principal and interest on the Freddie Mac CMOs are made semiannually. The amount of principal payable on each semiannual payment date is determined in accordance with Freddie Mac’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the Freddie Mac CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of Freddie Mac’s minimum sinking fund obligation for any payment date are paid to the holders of the Freddie Mac CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of Freddie Mac’s minimum sinking fund requirement, the rate at which principal of the Freddie Mac CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet Freddie Mac CMO’s minimum sinking fund obligation on the next sinking fund payment date, Freddie Mac agrees to make up the deficiency from its general funds.

Classes of CMOs may also include interest only (“IOs”) and principal only (“POs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

CMOs are generally subject to the same risks as mortgage-backed securities. In addition, CMOs may be subject to credit risk because the issuer or credit enhancer has defaulted on its obligations and the Fund may not receive all or part of its principal. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. Although GNMA guarantees timely payment of GNMA certificates even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Commercial and Residential Mortgages and Loans Risks. The Fund may, directly or indirectly, purchase U.S. residential mortgages that do not satisfy the U.S. Consumer Financial Protection Bureau’s (“CFPB”) definition for a “qualified mortgage” (or similar definitions of other regulators) as well as qualified mortgages and secured or unsecured consumer loans. Purchasers of non-qualified mortgages may be subject to borrower defenses and claims (whether or not the purchaser was at fault) that may not be available to qualified mortgage borrowers. In addition, purchasers and originators of residential mortgage loans or consumer loans may be subject to enforcement and other actions by the CFPB or other regulators, class action lawsuits by mortgagors or borrowers and actions by governmental authorities. The Fund may directly or indirectly purchase residential or commercial mortgage loans and consumer or commercial loans from various originators and, in certain cases, may engage and rely on third party due diligence firms to determine whether these loans are originated to acceptable standards. Such third-party due diligence firms generally will be exculpated from liability (except for their own fraud) and the Fund may not discover any failures by such firms until many years following the acquisition of such loans. The Fund may have lender liability under these loans, even if it did not act as the originator, and borrowers may have defenses to payment, including that the loans violate applicable usury law or that the Fund does not have the proper licenses to originate, acquire or hold the loans. Usury and other violations of applicable law (which may be criminal law) may allow borrowers to recover amounts paid and additional amounts as a penalty, may void the enforceability of the loan, and may subject the Fund to adverse regulatory actions, penalties and punitive damages. While the Fund may have a claim against the relevant originator for a breach of a representation or warranty made or guaranteed by the Fund for which the Fund has liability, such claim may not be economically viable. The Fund may be required to obtain licenses or qualify in those jurisdictions in which the borrowers under these loans or in which the properties secured by the loans are located, and the failure to obtain and maintain those licenses and qualifications may limit the ability of the Fund to continue to hold these loans or exercise remedies in respect thereof as well as subjecting the Fund to sanctions and/or monetary penalties from relevant regulatory authorities.

Despite the Fund’s efforts to manage credit risk related to the residential mortgage loans the Fund acquires, there are many aspects of credit risk that the Fund cannot control. The Fund’s due diligence process may not be effective at preventing or limiting compliance violations or borrower delinquencies and defaults, and the loan servicing companies that service the mortgage loans may not comply with applicable servicing regulations or investor requirements. Prior to acquiring loans, the Fund will perform due diligence and the Fund will rely on resources and data available to it from the seller, which may be limited. The Fund’s due diligence efforts may not detect matters that could lead to losses. If the Fund’s due diligence processes are not adequate, and the Fund fails to detect certain loan defects or compliance issues related to origination, the Fund may incur losses. The Fund could also incur losses if a counterparty that sold the Fund a loan is unwilling or unable (e.g., due to its financial condition) to repurchase that loan or asset or pay damages to the Fund if the Fund determines subsequent to purchase that one or more of the representations or warranties made to the Fund in connection with the sale was inaccurate. There may be less readily available information about loans and their underlying borrowers than is the case for other types of investments and issuers. In addition, because loans may not be considered “securities,” investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.

The mortgage loans that the Fund purchases may be concentrated in a specific state or states. Weak economic conditions in these locations or any other location (which may or may not affect real property values), may affect the ability of borrowers to repay their mortgage loans on time. Properties in certain jurisdictions may be more susceptible than homes located in other parts of the country to certain types of uninsurable hazards, such as earthquakes, floods, hurricanes, wildfires and other natural disasters. Declines in the residential real estate market of a particular jurisdiction may reduce the values of properties located in that jurisdiction, which would result in an increase in the loan-to-value ratios. Any increase in the market value of properties located in a particular jurisdiction would reduce the loan-to-value ratios of the mortgage loans and could, therefore, make alternative sources of financing available to the borrowers at lower interest rates, which could result in an increased rate of prepayment of the mortgage loans.

Convertible Securities. The Fund may invest in convertible securities which are preferred stocks or bonds that pay a fixed or floating rate-based dividend or interest payment and are convertible into common stock or other equity interests at a specified price or conversion ratio during a specified period. Although convertible bonds, convertible preferred stocks, and other securities convertible into equity securities may have some attributes of income securities or debt securities, the Fund generally treats such securities as equity securities. By investing in convertible securities, the Fund may seek income, and may also seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock or other interests into which the securities are convertible, while potentially earning a higher fixed rate of return than is ordinarily available in common stocks. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuers, the value of these securities will also change based on changes in the value of the underlying stock. Income paid by a convertible security may provide a limited cushion against a decline in the price of the security; however, convertible securities generally have less potential for gain than common stocks. Also, convertible bonds generally pay less income than non-convertible bonds.

The Fund may invest in contingent securities structured as contingent convertible securities, also known as “CoCos.” Contingent convertible securities are a hybrid debt securities typically issued by non-U.S. banks and are designed to behave like bonds in times of economic health and either convert into equity at a predetermined share price or are written down in value based on the specific terms of the individual security if a pre-specified trigger event occurs. Unlike traditional convertible securities, the conversion of a contingent convertible security from debt to equity is “contingent” and will occur only in the case of a trigger event. Trigger events vary by instrument and are defined by the documents governing the contingent convertible security. Trigger events may include a decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events.

Contingent convertible securities are subject to the credit, interest rate, high yield security, foreign security and markets risks associated with bonds and equities, and to the risks specific to convertible securities in general. Contingent convertible securities are also subject to additional risks specific to their structure including conversion risk. Because trigger events are not consistently defined among contingent convertible securities, this risk is greater for contingent convertible securities that are issued by banks with capital ratios close to the level specified in the trigger event.

In addition, coupon payments on contingent convertible securities are discretionary and may be cancelled by the issuer at any point, for any reason, and for any length of time. Due to the uncertainty surrounding coupon payments, contingent convertible securities may be volatile and their price may decline rapidly in the event that coupon payments are suspended.

Convertible contingent securities are a newer form of instrument and the regulatory environment for these instruments continues to evolve. Because the market for contingent convertible securities is evolving, it is uncertain how the larger market for contingent convertible securities would react to a trigger event or coupon suspension applicable to a single issuer.

Corporate and Other Debt Obligations Risks. The Fund may invest its assets in debt obligations, which include interests in loans to entities or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans that are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans may bear fixed or floating rates. Syndicated loans have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (“Lenders”), including banks. The Fund’s investment may be in the form of participations in loans (“Participations”) or of assignments of all or a portion of loans from third parties (“Assignments”). Borrowers may include corporations, partnerships, trusts and sovereigns (including Indian tribes) and their affiliates. Obligations of sovereigns and their affiliates may be difficult or impossible to enforce.

In certain cases, the rights and obligations acquired by the Fund through the purchase of an assignment may differ from, and be more limited than, those held by the assigning selling institution. Assignments are sold strictly without recourse to the selling institutions, and the selling institutions will generally make no representations or warranties to the Fund about the underlying loan, the borrowers, the documentation of the loans or any collateral securing the loans.

With respect to Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan in which it has purchased a Participation, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In addition, in connection with purchasing Participations, the Fund generally will have no role in terms of negotiating or effecting amendments, waivers and consents with respect to the loans underlying the Participations. In the event of the insolvency of the Lender, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

Investments in Participations and Assignments involves additional risks, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired and that the Fund may obtain less than the full value for the loan interests sold because they may be illiquid. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Participations may also have the risk that the counterparty to the Participation defaults or becomes insolvent.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, in which case it would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender.

A syndicated loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, the Fund may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Interests in loans are also subject to additional liquidity risks. Loans are generally subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system, but are traded by banks and other institutional investors engaged in loan syndication. As a result, no active market may exist for some loans, and to the extent a secondary market exists for other loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Consequently, the Fund may have difficulty disposing of Assignments or Participations in response to a specific economic event such as deterioration in the creditworthiness of the borrower, which can result in a loss. In such market situations, it may be more difficult for the Fund to assign a value to Assignments or Participations when valuing the Fund’s securities and calculating its net asset value.

The loans acquired by the Fund may be unsecured or undersecured. In addition, in the event of the insolvency of the selling institution, under the U.S. laws, the Fund may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, a secured loan. Consequently, the Fund may be subject to the credit risk of the selling institution as well as of the borrower. Certain of the secured loans or loan participations may be governed by the law of a jurisdiction other than the United States which may present additional risks as regards the characterization under such laws of such participation in the event of the insolvency of the selling institution or the borrower.

The Fund may originate loans directly. Loan origination results in risks in addition to the acquisition of a loan and may accordingly subject the Fund to lender liability claims and additional regulation and taxation.

Corporate Debt Securities. Corporate debt securities are long- and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB- or higher by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.

Credit Linked Notes. The Fund may invest in CLNs. A CLN is a security with an embedded credit default swap allowing the issuer to transfer a specific credit risk to credit investors. In addition to the risk of loss of its principal investment, the Fund bears the risk that the issuer of the CLN will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment. A downgrade or impairment to the credit rating of the issuer will also likely impact negatively the price of the CLN, regardless of the price of the bond(s) underlying the CLNs. A CLN is typically structured as a limited recourse, unsecured obligation of the issuer of such security such that the security will usually be the obligation solely of the issuer and will not be an obligation or responsibility of any other person, including the issuer of the underlying bond(s).

In addition to the risk of loss of its principal investment, the Fund bears the risk that a counterparty may be unable to fulfill the transaction or that the Fund may be required to purchase securities to meet delivery obligations. The Fund may have difficulty, be unable, or may incur additional costs to acquire such securities. Most CLNs are structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, the market for CLNs may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the CLN to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of CLNs. In certain cases, a market price for a CLN may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the portfolio manager believes is fair.

Cybersecurity Risk. As technology becomes more integrated into the Fund’s operations, the Fund will face greater operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. This in turn could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. Cybersecurity threats may result from unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, because the Fund works closely with third-party service providers (e.g., administrators, transfer agents, and custodians), cybersecurity breaches at such third-party service providers may subject the Fund to many of the same risks associated with direct cybersecurity breaches. The same is true for cybersecurity breaches at any of the issuers in which the Fund may invest. While the Fund has established risk management systems designed to reduce the risks associated with cybersecurity, there can be no assurance that such measures will succeed.

Derivative Instruments. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security.

Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

Over-the-counter (“OTC”) derivatives may be more difficult to purchase, sell or value than other investments. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than OTC cleared and exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make cash payments of variation (or mark-to-market) margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close derivatives transactions positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. OTC derivatives that are not cleared are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). In addition, the use of certain derivatives may cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

The derivatives markets have become subject to comprehensive statutes, regulations and margin requirements. In particular, in the United States the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) regulates the OTC derivatives market by, among other things, requiring many derivative transactions to be cleared, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether.

The Fund’s investments in regulated derivatives instruments, such as swaps, futures and options, may be subject to maximum position limits established by the U.S. Commodity Futures Trading Commission (the “CFTC”) and U.S. and foreign futures exchanges. Under the exchange rules all accounts owned or managed by advisers, such as the Adviser, their principals and affiliates would be combined for position limit purposes. To comply with the position limits established by the CFTC and the relevant exchanges, the Adviser may in the future reduce the size of positions that would otherwise be taken for the Fund or not trade in certain markets on behalf of the Fund to avoid exceeding such limits. A violation of position limits by the Adviser could lead to regulatory action resulting in mandatory liquidation of certain positions held by the Adviser on behalf of the Fund. There can be no assurance that the Adviser will liquidate positions held on behalf of all the Adviser’s accounts in a proportionate manner or at favorable prices, which may result in substantial losses to the Fund. Such policies could affect the nature and extent of derivatives use by the Fund.

The SEC recently finalized new Rule 18f-4 under the 1940 Act, which provides for the regulation of registered investment companies’ use of derivatives and certain related instruments. Compliance with Rule 18f-4 to invest in derivatives and certain related instruments will not be required until approximately the middle of 2022. The new rule, among other things, limits derivatives exposure through one of two value-at-risk tests and eliminates the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC’s Release 10666 and ensuing staff guidance. The rule also requires funds to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements) and subjects funds to certain reporting requirements in respect of derivatives. Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements under the rule. As the Fund transitions into reliance on Rule 18f-4, the Fund’s approach to asset segregation and coverage requirements described in this SAI may be impacted.

The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”), with respect to the Fund’s operation. Accordingly, the Adviser with respect to the Fund, and the Fund, are not subject to registration or regulation under the CEA as a CPO or commodity pool. Changes to the Fund’s investment strategies or investments may trigger additional CFTC regulation, in which case the Adviser or the Fund may incur additional expenses.

Swaps. The Fund may transact in credit default swaps, total return swaps, interest rate swaps, equity swaps, currency swaps and other types of swaps. Such transactions are subject to market risk, liquidity risk, risk of default by the other party to the transaction, known as “counterparty risk,” regulatory risk and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs.

A credit default swap agreement may reference one or more debt securities or obligations that may not then be currently held by the Fund. The buyer of a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract in return for one or more contingent payments upon the occurrence of a credit event with respect to one or more underlying reference obligations. If a credit event occurs under a swap referencing a corporate, sovereign or municipal reference obligation, the buyer typically receives the notional amount of the reference obligation subject to an obligation to physically deliver the notional amount of the reference obligation (or other permitted security) to the seller, which reference obligation (or other permitted security) may not be readily available to the buyer, in which case the buyer may forfeit its credit event payment. However, in many cases, the parties to the swap will agree to an industry-wide cash-settlement auction process. Following a credit event and the physical delivery or cash settlement thereof, a swap referencing a corporate, sovereign or municipal reference obligation will terminate. If a credit event occurs under a swap referencing an asset-backed security reference obligation, the buyer typically receives a payment calculated by reference to the principal write-downs and interest shortfalls under a notional amount of the reference obligation. In certain cases, the buyer may be required to make a payment calculated by reference to a write-up or recovery under a notional amount of the reference obligation, which may relate to a credit event that occurred prior to the time that the buyer entered into the swap. Swaps referencing asset-backed security reference obligations do not terminate following a credit event thereunder. The Fund is permitted to enter into a credit default swap as either the protection buyer or seller in the discretion of the Adviser. If the Fund is a buyer and no credit event occurs, the Fund will have made payments under the swap and received nothing. If the Fund is a seller of protection under a credit default swap, the Fund effectively adds leverage to its portfolio because it gains exposure to the notional amount of the swap. Entering into a credit default swap may subject the Fund to greater risk than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps also involve illiquidity risk, counter-party risk (for OTC swaps) and credit risk.

Swap agreements are primarily entered into by institutional investors and the value of such agreements may be extremely volatile. Certain swap agreements are traded OTC between two parties, while other more standardized swaps must be transacted through a futures commission merchant and centrally cleared or exchange-traded. While central clearing and exchange-trading are intended to reduce counterparty credit and liquidity risk, they do not make a swap transaction risk-free. The current regulatory environment regarding swap agreements is subject to change. The Adviser will continue to monitor these developments, particularly to the extent regulatory changes affect the Fund’s ability to enter into or close out swap agreements.

The swap market has matured in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid; however there is no guarantee that the swap market will continue to provide liquidity and may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close derivative positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying loans or debt securities. The Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap and, therefore, incurs a form of leverage. The Fund would typically have to post collateral to cover this potential obligation.

The Fund will “cover” its swap positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time.

Options and Futures Risk. The Fund may utilize options, including equity options, futures contracts and so-called “synthetic” options or other derivatives written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the OTC market. When options are purchased OTC, the Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. OTC options also may include options on baskets of specific securities.

The Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing its investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option for American options or only at expiration for European options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of or with a custodian to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

The Fund may close out a position when writing options by purchasing an option on the same underlying security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

Engaging in transactions in futures contracts and options involves risk of loss to the Fund. No assurance can be given that a liquid market will exist for any particular futures contract or option at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

A market could become unavailable if one or more exchanges were to stop trading options or it could become unavailable with respect to options on a particular underlying security if the exchanges stopped trading options on that security. In addition, a market could become temporarily unavailable if unusual events (e.g., volume exceeds clearing capability) were to interrupt normal exchange operations. If an options market were to become illiquid or otherwise unavailable, an option holder would be able to realize profits or limit losses only by exercising and an options seller or writer would remain obligated until it is assigned an exercise or until the option expires.

If trading is interrupted in an underlying security, the trading of options on that security is usually halted as well. Holders and writers of options will then be unable to close out their positions until options trading resumes, and they may be faced with considerable losses if the security reopens at a substantially different price. Even if options trading is halted, holders of options will generally be able to exercise them. However, if trading has also been halted in the underlying security, option holders face the risk of exercising options without knowing the security’s current market value. If exercises do occur when trading of the underlying security is halted, the party required to deliver the underlying security may be unable to obtain it, which may necessitate a postponed settlement and/or the fixing of cash settlement prices.

Structured Notes. Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the “reference instrument”) or the relative change in two or more reference instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities. In order to cover structured notes, the Fund, to the extent required by the SEC, will designate assets to cover its obligations with respect to such instruments.

Dollar Rolls. A dollar roll transaction involves a sale by the Fund of a security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. A dollar roll may be considered a borrowing giving rise to leverage. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but the assets collateralizing these securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional investments, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. Dollar rolls involve the risk that the market value of the securities subject to the Fund’s forward purchase commitment may decline below, or the market value of the securities subject to the Fund’s forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the current sale portion of the transaction may be restricted.

Equity Securities.

Common and Preferred Stock. The Fund may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Warrants. The Fund may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

REITs and Other Equities. The Fund may invest in equities in mortgage, commercial and other REITs; title, financial guaranty and other insurers and reinsurers; banks; marketplace and other lenders; mortgage originators; mortgage and other loan servicers; and homebuilders. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The Fund may also invest in loans or other investments secured by real estate and may, as a result of default, foreclosure or otherwise, take possession of and hold real estate as a direct owner. Investments in REITs, securities of other companies principally engaged in the real estate industry, and other investments secured by real estate may subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general, including changes in the general and local economic conditions, loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, including competition based on rental rates, variations in market value, changes in the financial condition of tenants, changes in operating costs, attractiveness and location of the properties, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities.

Generally, REITs are subject to management fees and other expenses, and so the Fund might bear its proportionate share of the costs of the REITs’ operations. In addition, REITs are subject to additional risks associated with poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

Depositary Receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Holding Company Depositary Receipts (“HOLDRs”), New York Registered Shares (“NYRs”) or American Depositary Shares (“ADSs”). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs are issued by European financial institutions and typically trade in Europe and GDRs are issued by European financial institutions and typically trade in both Europe and the United States. HOLDRs trade on the American Stock Exchange and are fixed baskets of U.S. or foreign stocks that give an investor an ownership interest in each of the underlying stocks. NYRs, also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market. ADSs are shares issued under a deposit agreement that represents an underlying security in the issuer’s home country. (An ADS is the actual share trading, while an ADR represents a bundle of ADSs.) The Fund invests in depositary receipts to obtain exposure to foreign securities markets. For purposes of the Fund’s investment policies, the Fund’s investments in an ADR will be considered an investment in the underlying securities of the applicable foreign company.

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs of a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

European Securities. European countries can be significantly affected by the actions of their own individual governments as well as the actions of other European institutions, such as the European Union (“EU”), the European Economic and Monetary Union (“EMU”) and the European Central Bank. The EU is an intergovernmental and supranational union consisting of 28 member states. One of the key responsibilities of the EU is to create and administer a unified trade policy. The member states created the EMU that established different stages and commitments that member states need to follow to achieve greater economic policy coordination and monetary cooperation. Member states relinquish their monetary control to the European Central Bank and use a single unified currency, the euro.

Investments in Europe are also subject to currency risks. Further, because many countries are dependent on foreign exports, any fluctuations in the euro exchange rate could have a negative effect on an issuer’s profitability and performance.

The EU has been extending its influence to the east as it has accepted several new Eastern European countries as members. Some of the new members remain burdened by the inherited inefficiencies of centrally planned economies. Additionally, these countries are dependent on Western Europe for trade and credit. The current and future status of the EU continues to be the subject of political and regulatory controversy, with widely differing views both within and between member countries.

The European financial markets have experienced uncertainty over the past few years, largely because of concerns about rising government debt levels and increased budget deficits. Political and regulatory responses to address structural and policy issues have created even greater instability throughout the region. The high levels of public debt increases the likelihood that certain European issuers will either default or restructure their debt obligations, which would have a negative effect on asset values. The use of austerity measures in countries such as Spain, Italy, Greece, Portugal and Ireland during times in which the eurozone has high levels of unemployment has limited economic growth. European countries can be adversely affected by the tight fiscal and monetary controls that the EMU requires its members to comply with.

In a recent referendum, citizens of the United Kingdom (the “UK”) voted to withdraw from the EU, which caused significant volatility in global financial markets. In March 2017, the UK formally triggered Article 50 of the Lisbon Treaty, launching a two-year period of negotiations regarding the terms of the UK’s withdrawal from the EU (commonly referred to as “Brexit”). There is still significant uncertainty regarding the potential consequences and precise timeframe for Brexit. During this period of uncertainty, the UK and European economies and the broader global economy may experience increased volatility and illiquidity, and companies that conduct a significant amount of business in the UK or Europe may experience lower revenue and/or profit growth, all of which may adversely affect the value of the Fund’s investments. Brexit also may cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

Exchange-Traded Notes. The Fund may invest in exchange-traded notes (“ETNs”). ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and exchange traded funds (“ETFs”). An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.

Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the U.S. Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress have considered proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Fixed Income Securities. The Fund may invest in fixed income securities. Even though interest-bearing securities are investments that promise a stable stream of income, the prices of such securities are affected by changes in interest rates. In general, fixed income security prices rise when interest rates fall and fall when interest rates rise. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. A fund with a negative average portfolio duration may increase in value when interest rates rise, and generally incurs a loss when interest rates decline. If an issuer calls or redeems an instrument held by the Fund during a time of declining interest rates, the Fund might need to reinvest the proceeds in an investment offering a lower yield, and therefore may not benefit from any increase in value as a result of declining interest rates. A fund with a negative average portfolio duration may decline in value as interest rates decrease.

Fixed income investments bear certain risks, including credit risk, or the ability of an issuer to pay interest and principal as they become due. Generally, higher yielding bonds are subject to more credit risk than lower yielding bonds. Interest rate risk refers to the fluctuations in value of fixed income securities resulting from the inverse relationship between the market value of outstanding fixed income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed income investments and a decline in interest rates will tend to increase their value.

Call risk is the risk that an issuer will pay principal on an obligation earlier than scheduled or expected, which would accelerate cash flows from, and shorten the average life of, the security. Bonds are typically called when interest rates have declined. In the event of a bond being called, the Adviser may have to reinvest the proceeds in lower yielding securities to the detriment of the Fund.

Extension risk is the risk that an issuer may pay principal on an obligation slower than expected, having the effect of extending the average life and duration of the obligation. This typically happens when interest rates have increased.

A number of factors, including changes in a central bank’s monetary policies or general improvements in the economy, may cause interest rates to rise. Fixed income securities with longer durations are more sensitive to interest rate changes than securities with shorter durations, making them more volatile. This means their prices are more likely to experience a considerable reduction in response to a rise in interest rates.

High Yield Securities. When investing in fixed income securities, the Fund may purchase securities regardless of their rating, including fixed income securities rated below investment grade – securities rated below investment grade are often referred to as high yield securities or “junk bonds”. Investments in securities rated below investment grade that are eligible for purchase by the Fund are described as “speculative” by Moody’s, S&P and Fitch. Investments in lower rated corporate debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund by investing in such securities may incur additional expenses to obtain recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily NAV of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit to evaluate high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting securities for the Fund, and develops its own analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the security if the Adviser deems it in the best interest of shareholders.

Hybrid Securities. Preferred stock, including trust-preferred stocks, has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody’s although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Adviser expects, however, that generally the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that are not readily marketable). Illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Fund’s Board of Trustees (the “Board”). In making such determinations it takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the Securities Act or other exemptions, the Adviser may determine that the securities are liquid.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board.

Industrial Development Bonds. The Fund may invest in municipal securities, such as industrial development bonds that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports). Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or periodic basis.

International Securities. The Fund may invest directly in international securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers as well as gains or proceeds realized from the sale or other disposition of international securities may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, the imposition of economic sanctions, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in international securities will generally result in higher commissions than investing in similar domestic securities.

Decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Investing in emerging markets can have more risk than investing in developed foreign markets. The risks of investing in these markets may be exacerbated relative to investments in foreign markets. Governments of developing and emerging market countries may be more unstable as compared to more developed countries. Developing and emerging market countries may have less developed securities markets or exchanges, and legal and accounting systems. It may be more difficult to sell securities at acceptable prices and security prices may be more volatile than in countries with more mature markets. Currency values may fluctuate more in developing or emerging markets. Developing or emerging market countries may be more likely to impose government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, and restrictions on foreign ownership of local companies. In addition, emerging markets may impose restrictions on the Fund’s ability to repatriate investment income or capital and thus, may adversely affect the operations of the Fund. Certain emerging markets may impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. Dollar. For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on the Fund.

Investment Company Securities. The Fund may invest in the securities of other investment companies, including ETFs, closed-end funds and open-end (mutual) funds (also called underlying funds). The Fund may invest in inverse ETFs, including leveraged ETFs. Inverse ETFs seek to provide investment results that match a certain percentage of the inverse of the results of a specific index on a daily or monthly basis.

To the extent such underlying funds are index-based, these underlying funds will generally attempt to replicate the performance of a particular index. An underlying fund may not always hold all of the same securities as the index it attempts to track. An underlying fund may use statistical sampling techniques to attempt to replicate the returns of an index. Statistical sampling techniques attempt to match the investment characteristics of the index and the fund by taking into account such factors as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, and earnings growth. An underlying fund may not track the index perfectly because differences between the index and the fund’s portfolio can cause differences in performance. In addition, expenses and transaction costs, the size and frequency of cash flow into and out of the fund, and differences between how and when the fund and the index are valued can cause differences in performance.

When the Fund invests in underlying funds it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying fund. In connection with its investments in other investment companies, the Fund will incur higher expenses, many of which may be duplicative. Furthermore, because the Fund invests in shares of ETFs and underlying funds their performances are directly related to the ability of the ETFs and underlying funds to meet their respective investment objectives, as well as the allocation of the Fund’s assets among the ETFs and underlying funds by the Adviser. Accordingly, the Fund’s investment performance will be influenced by the investment strategies of and risks associated with the ETFs and underlying funds in direct proportion to the amount of assets the Fund allocates to the ETFs and underlying funds utilizing such strategies.

Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks, including risks that: (1) the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF, to the extent such ETF is index-based, may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF, to the extent such ETF is index-based, may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s NAV. Additionally, investments in fixed income ETFs involve certain inherent risks generally associated with investments in fixed income securities, including the risk of fluctuation in market value based on interest rates rising or declining and risks of a decrease in liquidity, such that no assurances can be made that an active trading market for underlying ETFs will be maintained.

There is also a risk that the underlying funds or ETFs may terminate due to extraordinary events. For example, any of the service providers to the underlying fund or ETF, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the underlying fund or ETF, and the underlying fund or ETF may not be able to find a substitute service provider. Also, the underlying fund or ETF may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the respective underlying fund or ETF may also terminate. In addition, an underlying fund or ETF may terminate if its net assets fall below a certain amount. Although the Fund believes that in the event of the termination of an underlying fund or ETF, the Fund will be able to invest instead in shares of an alternate underlying fund or ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate underlying fund or ETF would be available for investment at that time.

Inverse and leveraged ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that the Fund invests in inverse ETFs, the value of the Fund’s investments will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The NAV and market price of leveraged or inverse ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. This is because inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. The use of these techniques may cause the inverse or leveraged ETFs to lose more money in market environments that are adverse to their investment strategies than other funds that do not use such techniques.

Generally, under Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) if such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) if more than 10% of such fund’s total assets would be invested in investment companies. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits. The Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Fund may also invest in ETFs that have not received such exemptive orders as long as the Fund (and all of is affiliated persons, including the Adviser) do not acquire more than 3% of the total outstanding stock of such underlying ETF, unless otherwise permitted to do so pursuant to permission granted by the SEC. If the Fund seeks to redeem shares of an underlying ETF purchased in reliance on Section 12(d)(1)(F), the underlying ETF is not obligated to redeem an amount exceeding 1% of the underlying ETF’s outstanding shares during a period of less than 30 days.

On October 7, 2020, the SEC adopted Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”) which allows funds to invest in other investment companies in excess of some of the limitations discussed above, subject to certain limitations and conditions. An acquiring fund relying on Rule 12d-4 must enter into a fund of funds investment agreement with the acquired fund. Rule 12d1-4 outlines the requirements for fund of funds agreements and specifies certain reporting responsibilities of the acquiring fund’s adviser. Rule 12d1-4 is effective January 19, 2021 and rescinds certain types of relief for funds of funds that invest in other investment companies in excess of the limitations under Section 12(d)(1) of the 1940 Act, as discussed above and below, one year after the effective date. The Fund s-expects to rely on Rule 12d1-4 to the extent the Adviser deems such reliance necessary or appropriate.

Money Market Funds. The Fund may invest in underlying money market funds that either seek to maintain a stable $1 NAV (“stable NAV money market funds”) or that have a share price that fluctuates (“variable NAV money market funds”). Although an underlying stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible for the Fund to lose money by investing in such a money market fund. Because the share price of an underlying variable NAV money market fund will fluctuate, when the Fund sells the shares it owns they may be worth more or less than what the Fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions and general market conditions. Certain market events could increase volatility and exacerbate market risk, and could result in trading halts, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, terrorism, military action and epidemics, pandemics or other public health issues. Any of the foregoing market events can adversely affect the economies of one or more countries or the entire global economy, certain industries or individual issuers, and capital and security markets in ways that cannot necessarily be foreseen or quickly addressed.

As shown with the novel coronavirus disease that emerged in 2020 (COVID-19), market events (including public health crises and concerns) can have a profound economic and business effect that results in cancellations and disruptions to supply chains and customer activity, disruption and displacement of one or more sectors or industries, closing of borders and imposition of travel restrictions and quarantines, general public concern and uncertainty and, in extreme cases, exchange trading halts due to rapidly falling prices. Further, the impact of COVID-19 has caused significant volatility and declines in global financial markets, including the U.S. financial markets. The duration and lasting impact of the COVID-19 outbreak is unclear and may not be fully known for some time.

Market events such as these and other types of market events may cause significant declines in the values and liquidity of many securities and other instruments, and significant disruptions to global business activity and financial markets. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers both domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and rapidly and therefore adversely affect the Fund.

Mortgage-Backed and Asset-Backed Securities. The Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies such as the Government National Mortgage Association (“GNMA”) and government-related organizations such as the Federal National Mortgage Association (“FNMA”) and Freddie Mac, as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.

In addition, there are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as Ginnie Maes) which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as Fannie Maes) and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as Freddie Macs) guaranteed as to payment of principal and interest by Freddie Mac itself and backed by a line of credit with the U.S. Treasury. Freddie Mac is a government-sponsored entity wholly owned by public stockholders.

In September 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and Freddie Mac into conservatorship, and FHFA succeeded to all rights, titles, powers and privileges of FNMA and Freddie Mac. The U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and Freddie Mac pursuant to which the U.S. Treasury will disburse up to an aggregate of $200 billion to each of FNMA and Freddie Mac to maintain a positive net worth in each enterprise; this agreement contains various covenants that severely limit each enterprise’s operation. The U.S. Treasury also announced the creation of a new secured lending facility that is available to FNMA and Freddie Mac as a liquidity backstop and announced the creation of a temporary program to purchase mortgage-backed securities issued by FNMA and Freddie Mac. FHFA has the power to repudiate any contract entered into by FNMA or Freddie Mac prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or Freddie Mac’s affairs. FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or Freddie Mac. FHFA also has the right to transfer or sell any asset or liability of FNMA or Freddie Mac without any approval, assignment or consent, although FHFA has stated that is has no present intention to do so. In addition, holders of mortgage-backed securities issued by FNMA and Freddie Mac may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship. While the actions of the U.S. Treasury are intended to support the operations of FNMA and Freddie Mac, there is no guarantee that such actions will be successful. Furthermore, the U.S. Congress has recently considered proposals to wind down or restructure the operations of both FNMA and Freddie Mac. The passage of any such proposal has the potential to impact the value of securities issued by FNMA or Freddie Mac, which could adversely affect the Fund.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales contracts or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received on asset-backed securities include both interest and principal. Asset-backed securities typically have no U.S. government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

If the Fund purchases a mortgage-backed or other asset-backed security at a premium, the premium may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities may become restricted.

Mortgage Servicing Rights. Mortgage servicing rights are agreements involving the sale of rights to service mortgage loans. Mortgage servicing is the activity of keeping a mortgage loan current, including collecting monthly mortgage payments, forwarding principal and interest payments to the current mortgage holder (if the loan has been sold to a third party), maintaining escrow accounts, paying taxes and insurance premiums, and taking steps to collect overdue payments. Mortgage servicing may be performed by the original lender or may be sold to a third party.

Municipal Securities. Municipal securities include, among other instruments, general obligation bonds, revenue bonds, municipal leases, certificates of participation, private activity bonds, and moral obligation bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. The yields on municipal securities are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issuer. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments. To be tax-exempt, municipal securities must meet certain regulatory requirements. If a municipal security fails to meet such requirements, the interest may be taxable, which could impact the value of the security.

General Obligation Bonds. General obligation bonds are backed by the issuer’s full faith and credit and taxing authority for the payment of principal and interest. The taxing authority of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes (i.e., taxes based on the value of real property) and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; port, airport, and mass transit facilities; colleges and universities; and hospitals. Revenue bonds may be repaid only from the revenues of a specific facility or source. An investment in revenue bonds is subject to greater risk of delay or non-payment if revenue does not accrue as expected or if other conditions are not met for reasons outside the control of the Fund. Conversely, if revenue accrues more quickly than anticipated, the Fund may receive payment before expected and have difficulty reinvesting the proceeds on equally favorable terms.

Private activity bonds are, in most cases, revenue bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, the repayment of such bonds generally depends on the revenues of a private entity. Continued ability of a private entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Moral Obligation Bonds. The Fund also may invest in “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Lease Obligations and Certificates of Participation. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the lease premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover ownership of the assets.

Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificate of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Operational Risk. An investment in the Fund involves operational risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. Any of these errors, failures or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a materially adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there is no guarantee that the Fund will not suffer losses due to operational risk.

Other Mortgage-Related Securities. The Fund may invest in other mortgage-related securities that include securities, other than those described in this SAI, that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be equity or debt securities issued by the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts, and special purpose entities of the foregoing.

Repurchase Agreements. The Fund may engage in repurchase agreement transactions involving the type of securities in which it is permitted to invest. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Repurchase agreements involve certain risks not associated with direct investments in the underlying securities. In the event of a default or bankruptcy by the seller, the Fund will seek to liquidate such collateral. The exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. The Fund will not invest more than 33 1/3% of its net assets in repurchase agreements.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. While the management of the Fund acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

Restricted Securities. Within its limitation on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities that can be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act (“144A Securities”) and are determined to be liquid are not subject to the limitations on illiquid securities.

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. Reverse repurchase agreements are agreements that involve the sale of securities held by the Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. During the reverse repurchase agreement period, the Fund continues to receive interest and principal payments on the securities sold. The Fund may employ reverse repurchase agreements (i) for temporary emergency purposes or to meet repurchase requests so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. At the time the Fund enters into a reverse repurchase agreement, it will segregate, and maintain, liquid assets having a dollar value equal to the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligations to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Fund under the 1940 Act.

Securities Lending. The Fund may lend portfolio securities in an amount up to one-third of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The terms of the Fund’s loans permit the Fund to reacquire loaned securities upon demand within a customary settlement period. Loans are subject to termination at the option of the Fund or borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans.

The SEC currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. The Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In addition, the Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, the Fund may be required to invest in securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral.

Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered, as collateral, cash, U.S. Government securities and standby letters of credit issued by a bank that is not the Fund’s lending agent. The Fund did not engage in portfolio security lending during the fiscal period ended October 31, 2020.

Short Sales. The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to stocks, ETFs, and other securities. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed security (also known as “covering” the short position) at a time when the security sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its positions in a permissible manner. The Fund will be required to pledge its liquid assets to the broker to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short are not covered under the Adviser’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund.

Subordinated Debt Securities. Subordinated debt securities, sometimes also called “junior debt” are debt securities for which the issuer’s obligations to make principal and interest payment are secondary to the issuer’s payment obligations to more senior debt securities. Subordinated debt securities are subject to the same risks as other fixed income securities and are also subject to increased credit risk because the issuer, by definition, has issued other, more senior debt securities. The Fund may invest in subordinated debt securities, including those issued by banks.

Trust Preferred Securities. TruPS are securities that are typically issued by banks and other financial institutions that combine the features of debt securities and preferred securities as well as certain features of equity securities. TruPS are typically issued by banks and other financial institutions, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a parent corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Many TruPS are issued by trusts or other special purpose entities established by banks and other financial institutions and are not a direct obligation of banks and other financial institutions. The TruPS market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. TruPS are typically issued with a final maturity date, although some (usually those of foreign issuers) are perpetual in nature. TruPS are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, TruPS typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the TruPS have not been made), TruPS are often deemed to be a close substitute for traditional preferred securities. TruPS also possess many of the typical characteristics of equity securities due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the issuer’s profitability as opposed to any legal claims to specific assets or cash flows.

U.S. Government Obligations. U.S. Government securities include direct obligations issued by the United States Treasury, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years). They also include U.S. Government agencies and instrumentalities that issue or guarantee securities, such as the Federal Home Loan Banks, FNMA and the Student Loan Marketing Association. Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, others by discretionary authority of the U.S. Government to purchase the agencies’ obligations, while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

The total public debt of the United States, financed via Treasury securities, as a percentage of gross domestic product has grown rapidly since the beginning of the 2008–2009 financial downturn. This growth is forecasted to continue on a trajectory that is considered by the U.S. government to be unsustainable. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks that can adversely impact markets and security valuations if sound debt management practices are not timely and successfully implemented by the U.S. government. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due, which would adversely affect economic growth and markets. This debt increase has also caused the U.S. Congress to negotiate adjustments to the statutory debt limit to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. In August 2011, S&P lowered its long term sovereign credit rating on the U.S. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt limit and growth in public spending. In August 2019, the President of the United States signed into law the Bipartisan Budget Act of 2019, a two-year deal to July 2021, to suspend the statutory debt limit removing the threat of a U.S. debt default at that time, and significantly raising federal spending beyond the limits of the Budget Control Act of 2011. Any controversy or ongoing uncertainty regarding the statutory debt limit negotiations, or the size and trajectory of total public debt, may impact the U.S. long term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected. The high and rising national debt may have serious negative consequences for the U.S. economy and may adversely impact the value of other securities in which the Fund may invest.

Variable and Floating Rate Securities. The Fund may invest in variable and floating rate securities. Fixed Income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. The Fund intends to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of the Fund’s investments in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

When-Issued Securities and Forward Commitments. The Fund may purchase securities offered on a “when-issued” and “forward commitment” basis (including a delayed delivery basis). Securities purchased on a “when-issued” or “forward commitment basis” are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a “delayed delivery” basis when the transaction is structured to occur sometime in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued basis or forward commitment, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV.

Zero-Coupon, Delayed Interest and Capital Appreciation Securities. Zero-coupon, delayed interest, pay-in-kind (“PIK”) and capital appreciation securities are securities that make no periodic interest payments, but are sold at a discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment. Because such securities bear no interest and generally compound periodically at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities. Since such bondholders do not receive interest payments, when interest rates rise, zero-coupon, delayed interest and capital appreciation securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon, delayed interest and capital appreciation securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon, delayed interest and capital appreciation securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero-coupon bonds and delayed interest securities, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of its outstanding voting shares. A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of the Fund’s outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

FUNDAMENTAL RESTRICTIONS. As a matter of fundamental policy, the Fund may not:

(1)	Issue senior securities, except as permitted by the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;
(2)	Borrow money, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

(3)

Act as underwriter within the meaning of the Securities Act of 1933, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time and except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(4)

Make loans, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time, and provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets;

(5)	Purchase or sell real estate except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;
(6)

Invest 25% or more of its total assets in securities of issuers in any particular industry or group of industries, except that the Fund will normally invest at least 25% of its total assets in mortgage-related assets issued by government agencies or other governmental entities or by private originators or issuers, which for purposes of this investment restriction the Fund treats collectively as an industry or group of industries; and

(7)	The Fund will not purchase or sell commodities, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

With respect to the fundamental investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule.

With respect to the above fundamental investment restriction on borrowing money, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

With respect to the above fundamental investment restriction on making loans, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements shall not be deemed to be the making of a loan. Under current law as interpreted by the SEC and its staff, the Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements). Subject to this limitation, the Fund may make loans, for example: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; (c) by making loans secured by real estate; (d) by making loans to affiliated funds as permitted by the SEC; or (e) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

With respect to the above fundamental investment restriction regarding investments in real estate, the 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Fund’s limitation with respect to investing in real estate is not applicable to investments in securities or mortgages or loans that are secured by or represent interests in real estate. This limitation does not preclude the Fund from purchasing or selling mortgage-related securities or securities of companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts) or preclude the Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments.

With respect to the above fundamental investment restriction on concentration in a particular industry, except with respect the Fund’s concentration in mortgage-related assets, securities of the U.S. Government (including its agencies and instrumentalities), securities of state or municipal governments and their political subdivisions and investments in other registered investment companies are not considered to be issued by members of any industry. If the Fund invests in a revenue bond tied to a particular industry, the Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied.

With respect to the above fundamental investment restriction on investing in commodities, the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

The 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33⅓% of its total assets and the Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays) to comply with the provisions of the 1940 Act.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund. The Adviser shall manage the Fund’s portfolio in accordance with the terms of an Investment Advisory Agreement between the Adviser and the Fund, which is described in detail under “Management and Other Service Providers – Investment Adviser.” The Adviser serves as investment adviser for a number of client accounts, in addition to the Fund.

How Securities are Purchased and Sold. Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on their own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflect the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

Commissions Paid. During fiscal period ended October 31, 2020, the Fund paid $23,393 in brokerage commissions.

Adviser Responsibility for Purchases and Sales. The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Adviser. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks “best execution” for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser’s primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

Choosing Broker-Dealers. The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser’s duties, the Adviser may consider payments made by brokers effecting transactions for the Fund. These payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which the Fund would be obligated to pay. The Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty) or is efficient in trade execution.

Securities of Regular Broker-Dealers. From time to time, the Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year. As of the date of this SAI, the Fund did not hold any securities of its regular brokers or dealers or their parent companies.

Obtaining Research from Brokers. The Adviser has full brokerage discretion. The Adviser evaluates the range and quality of a broker’s services in placing trades such as securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser’s own internal research and investment strategy capabilities. This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Adviser’s accounts, although a particular client may not benefit from all the research received on each occasion. The Adviser’s fees are not reduced by reason of receipt of research services. Most of the brokerage commissions for research are for investment research on specific companies or industries. And, because the Adviser will follow a limited number of securities, most of the commission dollars spent on research will directly benefit clients and the Fund’s investors.

Counterparty Risk. The Adviser monitors the creditworthiness of counterparties to the Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents appropriate credit risks.

Other Accounts of the Adviser. Investment decisions for the Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated to obtain any price advantages available to large denomination purchases or sales.

Aggregated Trades. While investment decisions for the Fund are made independently from those for any other investment companies and accounts advised or managed by the Adviser, such other advisory clients may invest in the same securities as the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts advised or managed by the Adviser in executing transactions. When a purchase or sale of the same security is made as part of an aggregated trade, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and other participating investment companies or accounts. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

Portfolio Turnover. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year. Portfolio turnover will not be a limiting factor in making investment decisions, and the Fund may engage in short-term trading to achieve its investment objectives. High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates. The portfolio turnover rate for the fiscal period ended October 31, 2020 was 54%.

DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on October 8, 2019, is an open-end management investment company. The Trust’s Agreement and Declaration of Trust (the “Trust Instrument”) authorizes the Board to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Trust currently consists of one series, the Fund, and the Fund has two classes of shares, which are referred to as “Class A shares” and “Class I shares”. Each class of shares represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects, except that (i) the classes bear different (or no) levels of sales loads and different expenses; (ii) certain class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expense of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements (see below for additional information) and (iv) certain classes of shares are available only for purchase through certain financial intermediaries. The number of shares of the Trust shall be unlimited. When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable and shall have no preemptive or conversion rights.

In the event of a liquidation or dissolution of the Trust or the Fund, shareholders of the Fund would be entitled to receive the assets available for distribution belonging to the Fund. Shareholders of the Fund are entitled to participate equally in the net distributable assets of the Fund upon liquidation, based on the number of shares of the Fund that are held by each shareholder. If the Trust had more than one series and there were any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular series, the Board would allocate them among any one or more of the series as they, in their sole discretion, deemed fair and equitable.

Shareholders of all series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted a Rule 18f-3 Multi-Class Plan that contains the general characteristics of, and conditions under which the Trust may offer multiple classes of shares of each series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule 18f-2 also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of shareholders cannot be modified by less than a majority vote.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares of all series of the Trust have equal voting rights and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. Rights of shareholders cannot be modified by less than a majority vote. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

The Trustees will hold office indefinitely, except that: (i) any Trustee may resign or retire; and (ii) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust. In case a vacancy on the Board shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

The Trust will not hold annual shareholders’ meetings unless required by law. There will normally be no annual meeting of shareholders in any year in which the election of Trustees by shareholders is not required by the 1940 Act. As set forth in the Trust’s By-Laws, shareholders of the Trust have the right, under certain conditions, to call a special meeting of shareholders, including a meeting to consider removing a Trustee.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The Board is responsible for the management and supervision of the Fund. The Board approves all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; reviews the performance of the Fund; and oversees the business activities of the Fund. This section of the SAI provides information about the persons who serve as Trustees and executive officers to the Trust, as well as the entities that provide services to the Trust.

TRUSTEES AND OFFICERS. Following are the Trustees and executive officers of the Trust, their year of birth and address, their present position with the Trust, and their principal occupation during the past five years. Those Trustees who are “interested persons” as defined in the 1940 Act and those Trustees who are not an “interested person” as defined in the 1940 Act (“Independent Trustees”), are identified in the table. The address of each Trustee and executive officer of the Trust, unless otherwise indicated, is 520 Madison Avenue, 42nd Floor, New York, New York 10022.

Name and Year of Birth	Position(s) held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Joshua M. Barlow (1978)	Independent Trustee	Indefinite Term; Since Inception	Managing Director, Valhalla Fiduciary (June 2018 – present); Head of Operational Due Diligence and Accounting and other positions, PAAMCO (Pacific Alternative Asset Management Company, LLC) (March 2006 – June 2018).	2	Axonic Alternative Income Fund
Charles D. Mires (1960)	Independent Trustee	Indefinite Term; Since Inception	Director CIB Marine Bancshares, Inc. (2010 – present); Retired from full time employment December, 2015; Director of Fixed Income, Alternative Strategies, and Third Party Mandates, Franklin Street Partners (2011- 2015).	2	Axonic Alternative Income Fund; CIB Marine Bancshares, Inc.
Thomas S. Vales (1964)	Independent Trustee	Indefinite Term; Since April 15, 2020	Chief Executive Officer, TMC Bonds LLC (an alternative trading system for fixed income) (2000 – 2019); Member, FINRA Fixed Income Advisory Committee (2016-2018).	2	Axonic Alternative Income Fund

INTERESTED TRUSTEE**
Clayton DeGiacinto (1972)	Trustee, President (Principal Executive Officer)	Indefinite Term; Since Inception	Managing Member and Chief Investment Officer, Axonic Capital LLC (2010 – present).	2	Axonic Alternative Income Fund
OTHER EXECUTIVE OFFICERS
John Kelly (1978)	Treasurer (Principal Financial Officer)	Indefinite Term; Since Inception	Chief Financial Officer, Axonic Capital LLC (2017 – present); Controller, J. Goldman & Co. LP (June 2015- 2017); Manager of Financial Reporting, Moore Capital Management LP (2003 – 2015).	n/a
Joseph Grogan (1980)	Secretary; Chief Compliance Officer	Indefinite Term; Since Inception	Chief Compliance Officer, Axonic Capital LLC (February 2018 – present); Chief Compliance Officer, Claren Road Asset Management, LLC (January 2015 – February 2018); Director of Compliance, Claren Road Asset Management, LLC (July 2011 – January 2015).	n/a

*	The Fund complex consists of the Fund and the Axonic Alternative Income Fund, a registered closed-end interval fund for which Axonic Capital LLC also serves as the investment adviser.
**	Clayton DeGiacinto is an Interested Trustee because he is the Managing Member and Chief Investment Officer of the Adviser.

Board Structure

The Trust’s Board includes three Independent Trustees and one Interested Trustee, Mr. DeGiacinto, who is Chairman of the Board. The Board has not appointed an Independent Trustee to serve as lead Independent Trustee. The Board has determined that this is an appropriate leadership structure for the Trust because, among other things, the Trust’s small Board size and number of funds (currently one) limit the Trust’s complexity while permitting Trust management to communicate with each Independent Trustee as and when needed and each Independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function. The Board may consider appointing an independent Chairman or a lead Independent Trustee in the future, particularly if the Board’s size or the Trust’s complexity materially increases.

With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and Fund. During these meetings, the Board receives reports from Trust management, the Fund’s administrator, transfer agent and distributor, and the Trust’s Chief Compliance Officer (the “CCO”), on regular quarterly items and, where appropriate and as needed, on specific issues. As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the CCO to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee, Nominating and Governance Committee and a Proxy Voting Committee (discussed in more detail below). Each Committee is comprised entirely of Independent Trustees.

Qualification of Trustees

The Board has considered each Trustee’s experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board. In this regard, the Board has considered the following specific experience, qualifications, attributes and/or skills for each Trustee:

Mr. Barlow has been active in the asset management industry since 2007 in various operational due diligence and accounting roles. He also serves as an independent director for a number of private investment funds and is a Certified Public Accountant and a Chartered Alternative Investment Analyst. From 2006 to June 2018, Mr. Barlow served as an internal fund director representing PAAMCO for the following private funds for which the Adviser serves as investment adviser: OC 523 Master Fund, Ltd., OC 523 Offshore Fund, Ltd., and NB 523 Offshore Fund, Ltd. From 2018 to present, Mr. Barlow has served as an independent, non-executive director for the following private funds for which the Adviser serves as investment adviser: OC 523 Master Fund, Ltd., OC 523 Offshore Fund, Ltd., and NB 523 Offshore Fund, Ltd. Mr. Mires has experience in and knowledge of the financial industry as an investor, serving in a number of different portfolio management roles since 1987. Mr. Mires also has served as Director of a bank holding company since 2010. Mr. Mires is a Chartered Financial Analyst. Mr. Vales has experience in, and knowledge of, the financial industry, having served as the CEO and Chairman of the Board of an alternative trading system for fixed income trading for almost 20 years. Mr. Vales is also a Chartered Financial Analyst and passed the Series 7, Series 24, Series 53, and Series 63 exams. Mr. DeGiacinto has over 16 years of experience in the financial services and investment management industry and founded the Adviser in 2010. Mr. DeGiacinto has served in a variety of management roles throughout his career. The Board believes that each of the Trustees’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that they possesses the requisite skills and attributes to carry out oversight responsibilities with respect to the Fund.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees. The Board has established the following standing committees:

Audit Committee: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of the Board. The Audit Committee also serves in the role of the Trust’s qualified legal compliance committee and, as such, receives, investigates and makes recommendations as to appropriate remedial action in connection with, any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met two times during the fiscal period ended October 31, 2020.

Nominating and Governance Committee: The Independent Trustees are the current members of the Nominating and Governance Committee. The Nominating and Governance Committee nominates, selects, and appoints Independent Trustees to fill vacancies on the Board and to stand for election at appropriate meetings of the shareholders of the Trust. The Nominating and Governance Committee also assists the full Board in connection with matters relating to the compliance of the Fund and its service providers with applicable laws. The Committee meets on an as needed basis. The Nominating and Governance Committee did not meet during the fiscal period ended October 31, 2020.. The Nominating and Governance Committee generally will not consider nominees recommended by shareholders of the Trust.

Proxy Voting Committee: The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Adviser, principal underwriter or an affiliated person of the Fund, the Adviser, or principal underwriter, on the other hand. The Proxy Voting Committee will review the Trust’s Proxy Voting and Disclosure Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Adviser, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Adviser, on the other hand. The Proxy Voting Committee meets only as necessary and has not met as of the date hereof.

Valuation Oversight Committee: comprised of all the Independent Trustees, oversees valuation matters of the Fund delegated to the Adviser’s Valuation Oversight Committee, including the fair valuation determinations and methodologies proposed and utilized by the Adviser’s Valuation Oversight Committee, reviews the Fund’s valuation procedures and their application by the Adviser’s Valuation Oversight Committee, reviews pricing errors and procedures for calculation of NAV of the Fund and responds to other matters deemed appropriate by the Board. The actions of the Valuation Oversight Committee are reviewed and ratified by the Board. The Committee meets at least annually. The Valuation Oversight Committee met four times during the fiscal period ended October 31, 2020.

Beneficial Ownership of Shares of the Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned in the Fund and the aggregate value of all investments in equity securities of funds within the same Family of Investment Companies, as of a valuation date of December 31, 2020 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Family of Investment Companies*
Joshua M. Barlow	A	A
Charles D. Mires	A	E
Thomas S. Vales	A	A
Clayton DeGiacinto	E	E

*	Each Trustee serves as a trustee of the Trust and of the Axonic Alternative Income Fund, which has the same investment adviser as the Fund.

Ownership In Fund Affiliates. As of December 31, 2020, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Adviser, the Fund’s principal underwriter or any affiliate of the Adviser or the principal underwriter.

Compensation. Officers of the Trust and the Trustees who are ‘interested persons’ of the Trust or the Adviser receive no salary from the Trust. The Independent Trustees also serve as independent trustees on the Board of Trustees of the Axonic Alternative Income Fund, a closed-end interval fund for which Axonic Capital LLC also serves as the investment adviser. As of January 1, 2021 for their service on the Board and the Board of Trustees of Axonic Alternative Income Fund, the Independent Trustees receive the following fees, which are split between the Fund and the Axonic Alternative Income Fund pro rata based on assets under management: $25,000 annual retainer for each Independent Trustee, $3,000 annually for each of the Valuation Committee Chair, Audit Committee Chair and Nominating and Governance Committee Chair, $5,000 for each quarterly meeting, and $1,000 for each special meeting. Prior to January 1, 2021 the Trustees received an annual retainer of $4,000 and a fee of $2,000 for each Board meeting attended in person and $1,000 for each Board meeting attended by telephone. The Fund reimburses each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance at Board or committee meetings. The table below reflects the amount of compensation that the Trust estimates will be received by each Trustee during the Fund’s first full fiscal year ending October 31, 2021.

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex* Paid to Trustees
INDEPENDENT TRUSTEES
Joshua M. Barlow	$37,256	None	None	$38,000
Charles D. Mires	$37,256	None	None	$38,000
Thomas S. Vales	$37,256	None	None	$38,000
INTERESTED TRUSTEE
Clayton DeGiacinto	None	None	None	None

*	The Fund complex consists of the Fund and the Axonic Alternative Income Fund, a registered closed-end interval fund for which Axonic Capital LLC also serves as the investment adviser.

CODES OF ETHICS. The Trust, the Adviser, and the Fund’s principal underwriter have each adopted a code of ethics, as required by Rule 17j-1 under the 1940 Act, that is designed to prevent personnel of the Trust, the Adviser, and the Fund’s principal underwriter subject to the codes from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to the codes). The codes of ethics permit personnel of the Trust, the Adviser, and the principal underwriter subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions and pre-approval requirements. In addition, the codes of ethics of the Trust, the Adviser, and the principal underwriter require that access persons of such entities report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.

ANTI-MONEY LAUNDERING PROGRAM. The Trust has adopted an anti-money laundering (“AML”) program, as required by applicable law, that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. The Trust’s AML Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Fund’s service providers are also responsible for monitoring aspects of the AML program. The AML program is subject to the continuing oversight of the Board.

PROXY VOTING POLICIES. The Trust has adopted a proxy voting and disclosure policy that delegates to the Adviser the authority to vote proxies for the Fund, subject to oversight of the Board. Copies of the Trust’s Proxy Voting and Disclosure Policy and the Adviser’s Proxy Voting and Disclosure Policy are included as Appendix B to this SAI.

No later than August 31 of each year, the Trust files Form N-PX with the SEC. Form N-PX states how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30. Once available the Fund’s proxy voting records, as set forth in its most recent Form N-PX filing, will be available upon request, without charge, by calling the Fund at 833-429-6642.This information will also be available on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF VOTING SECURITIES.

Class A Shares.

As of February 1, 2021, the Trustees and Officers of the Fund owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the Class A shares of the Fund.

Name and Address of Beneficial Owner	Nature of Beneficial Ownership	Percent
Charles Schwab & Co. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	Record	92.64%

Class I Shares.

As of February 1, 2021, the Trustees and Officers of the Fund owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the Class I shares of the Fund.

Name and Address of Beneficial Owner	Nature of Beneficial Ownership	Percent
National Financial Services Corp. 499 Washington Blvd. Jersey City, NJ 07310-1995	Record	49.86%
Charles Schwab & Co. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	Record	44.17%

INVESTMENT ADVISER. Information about the Adviser, Axonic Capital LLC, 520 Madison Avenue, 42nd Floor, New York, New York 10022, and its duties and compensation as Adviser is described in the Prospectus. The Adviser, organized as a Delaware limited liability company in 2010, is controlled by Clayton DeGiacinto, the Managing Member of the Adviser.

The Adviser supervises the Fund’s investments pursuant to an Investment Advisory Agreement. The Fund’s Investment Advisory Agreement is effective for an initial two-year period and will remain in effect thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Independent Trustees. The Fund’s Investment Advisory Agreement is terminable without penalty on 60 days’ notice by the Board or by vote of a majority of the outstanding voting securities of the Fund. The Investment Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

The Adviser manages the Fund’s investments in accordance with the stated investment objective and policies, subject to the oversight of the Board. The Adviser is responsible for investment decisions, and provides the Fund with portfolio managers to execute purchases and sales of securities.

Under the Investment Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties; or from the reckless disregard of its duties and obligations under the Investment Advisory Agreement.

The Adviser receives a monthly advisory fee from the Fund equal to 0.85% (the “Management Fee”). In addition, the Adviser has entered into an Expense Limitation Agreement under which the Adviser has contractually agreed to waive Management Fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of any front-end sales loads, interest expense on any borrowings, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under a Rule 12b-1 Distribution Plan and/or Shareholder Services Plan and certain other Fund expenses such as dividend and interest expense and broker charges on short sales) to not more than 1.10% of average daily net assets of each class of shares of the Fund. The Expense Limitation Agreement is currently in effect until December 31, 2022. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after the date on which such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to December 31, 2022, this agreement may not be modified or terminated without the approval of the Board. After December 31, 2022, the Expense Limitation Agreement may continue from year-to-year provided such continuance is approved by the Board. The Expense Limitation Agreement may be terminated by the Adviser or the Board, without approval by the other party, at the end of the then current term upon not less than 90 days’ notice to the other party as set forth in the Expense Limitation Agreement. The Expense Limitation Agreement will terminate automatically if the Fund’s Advisory Agreement with the Adviser is terminated.

During the fiscal period ended October 31, 2020 the Fund paid $2,037,161 in advisory fees to the Adviser. During the fiscal period ended October 31, 2020, the Adviser waived $225,792 advisory fees.

PORTFOLIO MANAGERS.

Clayton DeGiacinto, Jamshed Engineer and Matthew Weinstein are the Portfolio Managers of the Fund and are responsible for the day-to-day management of the portfolio.

Compensation. Each Portfolio Manager is compensated solely based on his ownership interest in the Adviser. As owners of the Adviser, each Portfolio Manager receives a guaranteed payment from the Adviser and may receive distributions from the Adviser which may come from profits generated by the Adviser.

Ownership of Fund Shares. The table below shows the amount of Fund shares beneficially owned by each portfolio manager as of October 31, 2020, stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; E = $100,001–$500,000; F = $500,001–$1,000,000; and G = over $1,000,000.

Clayton DeGiacinto	C
Jamshed Engineer	A
Matthew Weinstein	A

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of and total assets in, such other accounts as of October 31, 2020.

Clayton DeGiacinto

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
0	13	0	0	13	0
$0	$7,878,873,376	$0	$0	$7,878,873,376	$0

Jamshed Engineer

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
0	8	0	0	8	0
$0	$2,326,458,364	$0	$0	$2,326,458,364	$0

Matthew Weinstein

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
0	10	0	0	10	0
$0	$4,104,906,319	$0	$0	$4,104,906,319	$0

Conflicts of Interests. The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. These other accounts include separately managed private clients, other registered investment companies, and other pooled investment vehicles (the “Other Accounts”). The Other Accounts might have similar investment objectives as the Fund, be compared to the same index as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund.

●

Knowledge of the Timing and Size of Fund Trades: A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. The portfolio managers know the size and timing of trades for the Fund and the Other Accounts, and may be able to predict the market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Fund, or vice versa.

●

Investment Opportunities: The Adviser provides investment supervisory services for a number of investment products that have varying investment guidelines. Differences in the compensation structures of the Adviser’s investment products may give rise to a conflict of interest by creating an incentive for the Adviser to allocate the investment opportunities it believes might be the most profitable to the client accounts where it might benefit the most from the investment gains.

●	Side by Side Management: The appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee that relates to the management of one but not all accounts for which a portfolio manager has day-to-day management responsibilities.

FUND ADMINISTRATOR AND TRANSFER AGENT.

Fund Administrator. ALPS Fund Services, Inc., 1290 Broadway, Suite 1000 Denver, Colorado 80203 (“ALPS” and the “Administrator”) provides administrative, fund accounting, and other services to the Fund under the Services Agreement with the Trust. The Administrator is also reimbursed by the Fund for certain out-of-pocket expenses.

During the fiscal period ended October 31, 2020 the Fund paid $239,341 in administration and fund accounting fees to ALPS Fund Services.

Transfer Agent And Shareholder Services. DST Asset Manager Solutions, Inc., 330 W. 9th St. Kansas City, MO 64105 1290 Broadway, Suite 1000 Denver, Colorado 80203 serves as transfer, dividend paying, and shareholder servicing agent for the Fund (the “Transfer Agent”) under a Services Agreement with the Trust.

During the fiscal period ended October 31, 2020 the Fund paid $81,143 in transfer agency fees to DST Asset Manager Solutions, Inc.

DISTRIBUTOR. ALPS Distributors, Inc. (the “Distributor”), 1290 Broadway, Suite 1000 Denver, Colorado 80203, is the exclusive agent for distribution of shares of the Fund, pursuant to a Distribution Agreement with the Trust. The Distributor may sell shares of the Fund directly or to or through dealers or other approved entities. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the Fund shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is a broker-dealer registered with the SEC and a member in good standing of FINRA and maintains, at its own expense, its qualification as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time offer their shares for sale, in order that state registrations may be maintained for the Fund. The Distribution Agreement may be terminated by either party upon 60 days’ prior written notice to the other party.

The Distributor is not compensated by the Fund for its services under the Distribution Agreement, but may receive compensation or reimbursement of expenses from the Adviser related to its services under the Distribution Agreement or for additional services as agreed upon by the Adviser and the Distributor. The Distributor is an affiliate of ALPS.

CUSTODIAN. U.S. Bank, N.A. (the “Custodian”), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Fund’s assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request and maintains records in connection with its duties as Custodian.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Board has selected the firm of Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800 Cleveland, OH 44115, to serve as the independent registered public accounting firm for the Fund for the current fiscal year and to audit the annual financial statements of the Fund, prepare the Fund’s federal, state and excise tax returns, and consult with the Fund on matters of accounting and federal and state income taxation. Such firm will audit the financial statements of the Fund at least once each year. A copy of the most recent Annual Report will accompany this SAI whenever a shareholder or a prospective investor requests it.

LEGAL COUNSEL. Kilpatrick Townsend & Stockton LLP, 1001 West Fourth Street, Winston-Salem, North Carolina 27101, serves as legal counsel to the Trust and the Fund.

ADDITIONAL SERVICE ARRANGEMENTS. The Adviser or any its affiliates may, out of their own resources, pay amounts to financial intermediaries or other third parties for (i) distribution or marketing services for the Fund; (ii) assistance with communication, distribution of materials and other shareholder services for their clients that are shareholders of the Fund, or (iii) other services in connection with the operation of the Fund. The making of these payments could create a conflict of interest for any party receiving such payments.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Reference is made to “Investing in the Fund” in the Prospectus for more information concerning how to purchase and redeem shares. The following information supplements the information regarding share purchases and share redemptions in the Prospectus:

PURCHASES. Shares of the Fund are offered and sold on a continuous basis. The purchase price of shares of the Fund is the net asset value next determined after the order is received in proper form (plus any applicable sales charge). The Fund’s NAV is calculated at the close of trading (normally 4:00 p.m. Eastern Time) on each day the NYSE and the principal bond markets (as recommended by the Securities Industry and Financial Markets Association) are open for regular trading (e.g., the NYSE is closed on weekends, most federal holidays and Good Friday). The Fund’s NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form. An order received prior to the time regular trading closes on the NYSE will be executed at the price computed on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price computed on the next business day. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate the Fund’s NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as Fund management believes there remains an adequate market to meet purchase and redemption orders for that day.

The Fund reserves the right in its sole discretion: (i) to suspend the offering of its shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders; and (iii) to reduce or waive the minimum for initial and additional investments in the Adviser’s sole discretion (including circumstances where certain economies can be achieved in sales of Fund shares).

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions to and withdrawals from their account. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in Fund shares at the public offering price on or about the 15th and/or last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

REDEMPTIONS. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or when trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; or (iii) for such other periods as the SEC may permit. The Fund may also suspend or postpone the recording of the transfer of shares upon the occurrence of any of the foregoing conditions. Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by the Fund. No charge is made by the Fund for redemptions other than the possible charge by the Custodian for wiring redemption proceeds, any charges by your financial intermediary, or imposition of a CDSC on certain redemptions of Class A shares.

Involuntary Redemptions. In addition to the situations described in the Prospectus under “Redeeming Shares,” the Fund may redeem shares involuntarily to reimburse it for any loss sustained by reason of the failure of a shareholder to make full payment for Fund shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time, or to close a shareholder’s account if the Fund is unable to verify the shareholder’s identity.

Systematic Withdrawal Plan. Shareholders owning shares in the Fund valued at more than $25,000 may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Transfer Agent to redeem the necessary number of Fund shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested. The Fund has the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder’s personal bank account ($100 minimum per bank wire). If the shareholder prefers to receive his/her systematic withdrawal proceeds in cash, or if such proceeds are less than the $100 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Redeeming Shares – Signature Guarantees” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles, and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon 60 days’ written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 833-429-6642 or by writing to:

Axonic Funds

PO Box 219576

Kansas City MO 64121-9576

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). See the section entitled “Investing in the Fund – Distribution of Shares” in the Prospectus. As required by Rule 12b-1, the Plan was approved by the Board and separately by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan. The Plan requires that the Distributor or Treasurer shall provide to the Board, at least quarterly, a written report of the amounts expended pursuant to the Plans and the purposes of such expenditures. The Board will take into account the expenditures for purposes of reviewing the operation of the Plan and in connection with their annual consideration of the renewal of the Plan.

Potential benefits of the Plan to the Fund include improved shareholder services, savings to the Fund in certain operating expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization. The continuation of the Plan must be approved by the Board annually.

Under the Plan, the Fund may annually expend up to 0.25% of its average daily net assets allocable to Class A shares to pay for any activity primarily intended to result in the sale of those shares and the servicing of shareholder accounts, provided that the Board has approved the category of expenses for which payment is being made. Such expenditures paid as distribution fees to any person who sells shares may not exceed 0.25% for Class A shares per annum of the Fund’s average daily net assets. Such expenditures may include, without limitation: (i) the printing and mailing of Prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders; (ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Fund; (iii) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Fund, including the performance of the Fund; (iv) training sales personnel regarding the Fund and (v) financing any activity that the Distributor determines is primarily intended to result in the sale of Fund shares. The Fund does not participate in any joint distribution activities with other investment companies.

The Plan reimburses the Distributor only for expenses incurred.

For the fiscal year ended October 31, 2020, the total amounts paid by Class A shares of the Fund to the Distributor (all of which the Distributor paid out as compensation to broker-dealers and other service providers) under the Fund’s Class A Plan.

	Advertising	Printing and Mailing of Prospectuses to other than Current Shareholders	Compensation to Broker-Dealers	Compensation to Sales Personnel	Interest, Carrying or Other Financing Charge	Total 12b-1 Payments
Class A	$-	$-	$13,847	$-	$-	$13,847

Shareholder Services Plan

The Fund has adopted a shareholder services plan (the “Shareholder Services Plan”) with respect to Class A shares of the Fund. Under the Shareholder Services Plan, the Fund is authorized to pay third party service providers for non-distribution related services to Class A shareholders.

Payments under the Shareholder Services Plan are calculated daily and paid monthly, and are not to exceed an annual rate of 0.15% of the Fund’s average daily net assets attributable to Class A shares.

Payments under the Shareholder Services Plan are an operating expense of the Fund. Shareholder Services Fees vary according to the agreement and services provided up to the maximum amount provided by the Plan. Payments available under the Shareholder Services Plan may exceed amounts received by third party service providers for the provision of shareholder services. Because these shareholder services fees are paid out of assets attributable to the Fund’s Class A shares on an ongoing basis, over time these fees will increase the cost of an investment in such shares.

SPECIAL SHAREHOLDER SERVICES

The Fund offers the following special shareholder services:

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to Axonic Funds, PO Box 219576 Kansas City MO 64121-9576. Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (iv) Medallion signature guarantees (See the heading “Redeeming Shares – Signature Guarantees” in the Prospectus); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. In keeping with this purpose, the Fund may accept accounts with less than the minimum investment from Trustees, officers and employees of the Fund and the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or members of their immediate family. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment requirements if such shareholders consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy), and other Fund literature.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies that govern the disclosure of portfolio holdings. These policies are intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest. Under the Trust’s policies, the Trust and the Adviser generally will not disclose the Fund’s portfolio holdings to a third party unless such information is made available to the public. The policies provide that the Trust and the Adviser may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

You may obtain a copy of quarterly portfolio holdings reports filed with the SEC by calling the Fund at 833-429-6642. The Fund’s quarterly portfolio holdings reports can be found on Form N-CSR or Form N-Q, as applicable. The Fund’s Form N-CSR and Form N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

The Fund and/or the Adviser may, from time to time make additional portfolio holdings information available to the public on their website at https://www.axoniccap.com. Complete lists of the Fund’s holdings are generally posted to the website within five to thirty days of the end of the calendar quarter or month and such information will remain available until new information for the next calendar quarter or month is posted. The Fund may also send a portion or all of this information to shareholders of the Fund and to mutual fund analysts and rating and trading entities; provided that the Fund will not send this information to shareholders of the Fund or analysts or rating and/or trading entities until such information is at least 30 days old or until one day after the information has been posted to the Fund’s website.

The Fund may disclose portfolio holdings at any time to analysts, ratings agencies, outside fund evaluators and data aggregators such as, but not limited to, Morningstar, Lipper, Bloomberg and Standard and Poor’s. The disclosure of portfolio holdings in this context is generally conditioned on the recipient agreeing to treat such portfolio holdings as confidential (provided that analysts and rating agencies may publish portfolio positions upon the consent of authorized personnel (as defined below), under circumstances where such personnel determine that such information is publicly available through the Fund’s website or by other means, or will become publicly available through such publication), and to not allow the portfolio holdings to be used by it or its employees in connection with the purchase or sale of shares of the Fund.

In addition, portfolio holdings are provided or otherwise available on a real-time basis to third-party service providers of the Fund (and their personnel) who require the information to provide services to the Fund, including the Adviser, the Fund’s custodian, U.S. Bank, N.A.; pricing service providers, PriceServe (Bank of America Merrill Lynch), Pricing Direct (by JP Morgan), and Bloomberg; liquidity risk management program service providers, including ICE Data Services; broker-dealers who facilitate the Fund’s trading; the Fund’s accountant and administrator, ALPS; the Fund’s Independent Registered Public Accounting Firm, Cohen & Company, Ltd.; and Kilpatrick Townsend & Stockton LLP, counsel to the Fund.

The Fund currently does not provide non-public portfolio holdings information to any other third parties. In the future, the Fund may elect to disclose such information to other third parties if the appropriate officers of the Trust determine that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Adviser, through its officers, is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund’s portfolio holdings information.

The Trust’s officers (for example, President, Treasurer, Chief Compliance Officer, or Secretary) (collectively, “authorized personnel”) may authorize disclosure of the Fund’s portfolio holdings if such authorized personnel determines that disclosure of the Fund’s portfolio holdings is in the best interest of the Fund’s shareholders. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter.

No compensation is received by the Fund or the Adviser in connection with the disclosure of portfolio holdings.

The Adviser provides advisory services to accounts other than the Fund, including other registered investment companies, other pooled investment vehicles, separate accounts and other accounts, some of which are not subject to the portfolio holding disclosure policies and procedures described above. Some of those other accounts may have investment policies and holdings substantially similar to the Fund and have access to information regarding the holdings of their accounts, including in some cases in real time. Other accounts may be subject to obligations to make their portfolio holdings available daily. In addition, the Adviser may make available information regarding portfolio metrics, model portfolios, or other potential holdings of accounts to prospective clients, clients, and their advisers or consultants in response to requests for proposal or otherwise as part of its marketing efforts of accounts or investment vehicles that may have investment strategies substantially similar to those of the Fund.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus and assumes the Fund qualifies as a regulated investment company (as discussed below). No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

The Fund, as well as any future series of the Trust, is treated as a separate corporate entity under the Internal Revenue Code of 1986 (the “Code”), and intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income) and net capital gain (that is, the excess of net long-term capital gains over net short term capital losses) that it distributes to shareholders.

In order to qualify as a regulated investment company, the Fund must elect to be a regulated investment company and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities or currencies (the “source of income test”). Any income derived by the Fund from a non-publicly traded partnership or trust is treated as derived with respect to the Fund’s business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

The Fund will not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year (the “asset diversification test”). In general, at least 50% of the value of the Fund’s total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements of the asset diversification tests and source of income test on an ongoing basis for continued qualification as a regulated investment company.

The Code provides a remedy for failure to satisfy the asset diversification tests, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. The Code also sets forth a remedy for a de minimis failure of the asset diversification tests, which would require corrective action but no tax. In addition, the Code provides for the remedy of a failure of the source-of-income test, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

Under current tax law, qualifying corporate dividends are taxable at long-term capital gains tax rates. The long-term capital gains rate for individual taxpayers is currently at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2021, individual taxpayers with taxable incomes above $451,850 ($501,600 for married taxpayers filing jointly and $473,750 for heads of households) are subject to a 20% rate of tax on long-term capital gains and qualified dividends. For individual taxpayers with taxable incomes not in excess of $40,400 ($80,800 for married taxpayers filing jointly and $54,100 for heads of household), the long-term capital gains rate and rate on qualified dividends is 0%. All other taxpayers are subject to a maximum 15% rate of tax on long-term capital gains and qualified dividends. The above income thresholds are subject to an annual adjustment for inflation.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether the dividend was received in cash or reinvested in additional Fund shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Certain individuals, estates and trusts are required to pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends and proceeds of sale in respect of securities like the shares, subject to certain exceptions. Prospective investors should consult with their own tax advisors regarding the effect, if any, of the tax on net investment income on their ownership and disposition of the shares.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

Regulated investment companies that receive qualified REIT dividend income may designate such amounts as Section 199A dividends. Qualified REIT dividend income is the excess of qualified REIT dividends received by the regulated investment company over the amount of the regulated investment company’s deductions that are properly allocable to such income. If the Fund designates a dividend as a Section 199A distribution, it may be treated by shareholders as a qualified REIT dividend that is taxed as ordinary income and for non-corporate taxpayers eligible for the 20% deduction for “qualified business income” under Code section 199A. Generally, only non-corporate shareholders who have held their shares for more than 45 days during the 91-day period beginning on the date which is 45 days prior to the ex-dividend date for such dividend are eligible for such treatment.

Under newly issued final Treasury Regulations, regulated investment companies that receive business interest income may pass through its business interest income under Code section 163(j) as a “section 163(j) interest dividend.” A regulated investment company’s total section 163(j) interest dividend amount for a tax year is limited to the excess of the regulated investment company’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. The final Treasury Regulations provide that a registered investment company shareholder that receives a section 163(j) interest dividend may treat the dividend as interest income for purposes of section 163(j), subject to holding period requirements and other limitations.

The Fund will designate (1) any distribution that constitutes a qualified dividend as qualified dividend income; (2) any tax-exempt distribution as an exempt-interest dividend; (3) any distribution of long-term capital gains as a capital gain dividend; (4) any dividend eligible for the corporate dividends received deduction; (5) any distribution that is comprised of qualified REIT dividend income as a Section 199A dividend; and (6) any distribution that constitutes excess Code section 163(j) interest income as a Section 163(j) interest dividend as such in a written notice provided to shareholders after the close of the Fund’s taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

Shareholders should note that, upon the sale Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as a long-term capital loss to the extent of the capital gains dividends received with respect to the shares. If the Fund declares a dividend in October, November, or December, but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Investments by the Fund in certain options, futures contracts and options on futures contracts are “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”). Section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any year-end gain or loss previously recognized. The use of section 1256 contracts may force the Fund to distribute to shareholders gains that have not yet been realized in order to avoid federal income tax liability.

A Fund’s positions in index options that do not qualify as “section 1256 contracts” under the Code generally will be treated as equity options governed by Code section 1234. Pursuant to Code section 1234, if a written option expires unexercised, the premium received is a short-term capital gain to the Fund. If the Fund enters into a closing transaction with respect to a written option, the difference between the premium received and the amount paid to close out its position is a short-term capital gain or loss. If an option written by the Fund that is not a “section 1256 contract” is cash settled, any resulting gain or loss will be short-term. For an option purchased by the Fund that is not a “section 1256 contract” any gain or loss resulting from the sale of the option will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long term, depending upon the holding period for the option. If a put option written by the Fund is exercised and physically settled, the premium received is treated as a reduction in the amount paid to acquire the underlying securities, increasing the gain or decreasing the loss to be realized by the Fund upon the sale of the securities. If a call option written by the Fund is exercised and physically settled, the premium received is included in the sale proceeds, increasing the gain or decreasing the loss realized by the Fund at the time of option exercise.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gains net income (excess of realized capital gains over realized capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gains net income prior to the end of each calendar year to avoid liability for this excise tax.

If the Fund purchases shares of a foreign corporation (including equity interests in a CLO) which may be treated as a “passive foreign investment company” (“PFIC”), the Fund may be subject to federal income tax and an interest charge imposed by the IRS on certain “excess distributions” received from the PFIC or on a gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given tax year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in PFICs to minimize its tax liability or maximize its returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares of the corporation, the Fund may incur the tax and interest charges described above in some instances.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders to the extent of the Fund’s current and accumulated earnings and profits, and would be eligible for the DRD for corporations, provided in each case that certain holding period and other requirements are met.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period of Fund shares. An exchange of shares is generally treated as a sale and any gain may be subject to tax.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be utilized indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders. The Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries is not known. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of stocks or securities of foreign companies, the Fund may elect to pass through to its shareholders the foreign income taxes paid by the Fund, provided that certain holding period requirements are met. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. Shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold shares of the Fund, and the Fund must hold shares in the dividend or interest paying corporation, for at least 16 days during the 31-day period beginning on the date that is 15 days before the ex-dividend date. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, a shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property).

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage (currently 24%) of taxable dividends or gross proceeds realized upon a sale to shareholders who: (i) have failed to provide a correct tax identification number in the manner required, (ii) are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, (iii) have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or (iv) are “exempt recipients.”

Depending upon the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Funds certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gains dividend to a non-U.S. shareholder.

The Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income and distributions of capital gains will be taxable to shareholders, whether received in cash or reinvested in Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.

Under sections 1471 through 1474 of the Code, known as “FATCA”, the Fund is required to withhold U.S. tax at a rate of 30% on payments of taxable dividends and to certain non-U.S. entities that fail to comply (or be deemed compliant) with the extensive new reporting and withholding requirements under FATCA designed to inform the U.S. Treasury of certain U.S. owned foreign assets and accounts. Shareholders may be requested to provide additional information to the Fund to enable it to determine whether FATCA withholding is required. The Fund will disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Mutual funds are required to report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased and/or sold on or after January 1, 2012. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from available IRS accepted cost basis methods, the Fund will use a default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

Prospective investors should consult with their own tax advisors regarding the application of these provisions to their situation.

FINANCIAL STATEMENTS

The financial statements and financial highlights in the October 31, 2020 Annual Report (the “Annual Report”) of the Fund are incorporated in this SAI by reference. The financial statements and financial highlights in the Annual Report have been audited by Cohen & Company, Ltd., whose report thereon appears in the Annual Report. You can obtain additional copies of such Annual Report at no charge by writing or telephoning the Fund at the address or toll-free number on the front page of this SAI.

APPENDIX A – DESCRIPTION OF RATINGS

DESCRIPTION OF RATINGS

The Fund may acquire from time to time fixed income or debt securities as described in the Prospectus and this SAI. The Fund is not restricted with respect to yield, maturity, or credit quality of any fixed income or debt securities, so that the Fund may purchase fixed income or debt securities that are of high quality “investment grade” (“Investment-Grade Debt Securities”) or of lower quality with significant risk characteristics (e.g., “junk bonds”). The various ratings used by nationally recognized statistical rating organizations (each an “NRSRO”) are described below.

A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

S&P® GLOBAL RATINGS. The following summarizes the highest four ratings used by S&P Global Ratings (“S&P”), a division of S&P Global, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Adviser:

AAA – An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA – An obligation rated “AA” differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” “C” and “D” are not considered by the Adviser to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions. An obligation rated “D” is in default or in breach of an imputed promise.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

A short-term obligation rated “A-1” is rated in the highest category by S&P and indicates that the obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong. A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

The rating SP-1 is the highest rating assigned by S&P to short term municipal notes and indicates a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY’S INVESTORS SERVICE, INC. Ratings assigned on Moody’s Investors Service, Inc. (“Moody’s”) global long-term and short-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The highest four ratings are deemed to be Investment-Grade Debt Securities by the Adviser:

Aaa –Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa –Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A –Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa –Obligations rated Baa are judged to be medium grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Adviser. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Short-Term Ratings

Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings – Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

The MIG scale is used to rate U.S. municipal cash flow notes, bond anticipation notes and certain other short term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings – In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch Ratings, Inc. (“Fitch”):

National Long-Term Credit Ratings

AAA – “AAA” National Ratings denote the highest rating assigned by Fitch in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country or monetary union.

AA – “AA” National Ratings denote expectations of a very low default risk relative to other issuers or obligations in the same country or monetary union. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A – “A” National Ratings denote expectations of a low level of default risk relative to other issuers or obligations in the same country or monetary union.

BBB – “BBB” National Ratings denote a moderate level of default risk relative to other issuers or obligations in the same country or monetary union.

Long-term securities rated below BBB by Fitch are not considered by the Adviser to be Investment-Grade Debt Securities. Securities rated BB denote an elevated default risk relative to other issuers or obligations in the same country or monetary union, and securities rated B denote a significantly elevated level of default risk relative to other issuers or obligations in the same country or monetary union. A rating CCC denotes a very high level of default risk relative to other issuers or obligations in the same country or monetary union, while a rating CC denotes the level of default risk is among the highest relative to other issuers or obligations in the same country or monetary union, and a rating C denotes that a default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a C category rating for an issuer include: the issuer has entered into a grace or cure period following non-payment of a material financial obligation, the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; the formal announcement by the issuer of their agent of a distressed debt exchange; and a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent. RD ratings indicate an issuer that, in Fitch’s opinion, has experienced an uncured payment default on a bond, loan or other material financial obligation but that has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure and has not otherwise ceased business. This would include the selective payment default on a specific class or currency of debt, the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation, the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel, or execution of a distressed debt exchange on one or more material financial obligations. D ratings denote an issuer that has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Note: A (+) or (-) may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the AAA National Rating category or to categories below CCC.

National Short-Term Credit Ratings

F1 – Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under Fitch’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country or monetary union. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2 – Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union. However, the margin of safety is not as great as in the case of the higher ratings.

F3 – Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

B – Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

Short-term rates B, C, RD and D by Fitch are considered by the Adviser to be below Investment-Grade Debt Securities. Short-term securities rated C indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union. Short-term securities rated RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. RD ratings are applicable to entity ratings only. Short-term securities rated D indicate a broad-based default event for an entity, or the default of a short-term obligation.

Note: A (+) or (-) may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to Short-Term National Ratings other than F-1.

While the foregoing descriptions of the ratings systems used by the Adviser distinguish between Investment-Grade Debt Securities and more speculative debt securities, as stated above the Fund is not limited with respect to the yield, maturity or credit quality of the debt securities in which it invests. Accordingly, the Fund’s portfolio may be invested in Investment-Grade Debt Securities or debt securities that are not Investment-Grade Debt Securities in any proportion.

APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting Policy and
(2)	the Adviser’s Proxy Voting Policy.

(1)	Trust’s Proxy Voting Policy and Procedures

The Board of Trustees of Axonic Funds (the “Trust”) has adopted a Proxy Voting Policy (the “Proxy Voting Policy”) used to determine how the Axonic Strategic Income Fund (the “Fund”) votes proxies relating to its portfolio securities. Under the Trust’s Proxy Voting Policy, the Board has, subject to its oversight, delegated to Axonic Capital LLC (“Axonic”) the following duties: (1) to make the proxy voting decisions for the Trust, subject to the exceptions described below; and (2) to assist the Trust in disclosing their respective proxy voting record as required by Rule 30b1-4 under the Investment Company Act of 1940, as amended (“1940 Act”) (the “Proxy Duties”).

The Trust’s CCO shall ensure that Axonic has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Trust.

A.	General

The Board and the Trust believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B.	Delegation to the Investment Adviser

The Board and the Trust believe that Axonic is in the best position to make individual voting decisions for the Trust consistent with this Policy Voting Policy. Therefore, subject to the oversight of the Board, Axonic is hereby delegated the following duties:

(1)	to make the proxy voting decisions for the Trust, in accordance with the Proxy Voting Policy of Axonic (the “Adviser Voting Policy”); and

(2)	to assist the Trust in disclosing its proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Trust is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Trust cast its vote; and (d) whether the Trust cast its vote for or against management.

The Board, including a majority of the Independent Trustees of the Board, must approve the Adviser Voting Policy as it relates to the Trust. The Board must also approve any material changes to the Adviser Voting Policy no later than six (6) months after adoption by Axonic.

C.	Conflicts

In cases where a matter with respect to which the Trust was entitled to vote presents a conflict between the interest of the Trust’s shareholders, on the one hand, and those of Axonic, or an affiliated person of the Trust, or Axonic, on the other hand, the Trust shall always vote in the best interest of the Trust’s shareholders. For purposes of this Proxy Voting Policy a vote shall be considered in the best interest of the Trust’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board, including a majority of the Independent Trustees of the Board.

D.	Disclosure

Axonic will ensure that the Trust discloses in its annual and semi-annual reports to shareholders that a description (or copy) of the Trust’s proxy voting policies and procedures is available without charge, upon request by calling a specified toll-free telephone number and by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.

Axonic will file the Trust’s complete proxy voting record with the SEC on Form N-PX on an annual basis, by not later than August 31, of each year. The Trust will also disclose in its annual and semi-annual reports to shareholders that its proxy voting record is available without charge, upon request by calling a specified toll-free telephone number and by accessing the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust must send the information disclosed in the Trust’s most recently filed Form N-PX within three business days of receipt of a request.

Adopted: December 19, 2019

(2)	Adviser’s Proxy Voting Policies and Procedures

Due to the type of investing undertaken by the Manager, the issuance of proxies for securities held in Client accounts is a rare event. However, in the event that a proxy vote arises, proxies will be treated as assets of the Manager’s Clients that must be voted with diligence, care, and loyalty. The Manager will vote each proxy in accordance with its fiduciary duty to its Clients. The Manager will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. However, the Manager will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client’s Securities. The COO coordinates the Manager’s proxy voting process.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires the Manager to maintain certain books and records associated with its proxy voting policies and procedures. The Manager’s recordkeeping obligations are described in the Maintenance of Books and Records section of this Manual. The CCO will ensure that the Manager complies with all applicable recordkeeping requirements associated with proxy voting.

Absent specific Client instructions, the Manager has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:

●	The CCO will consider whether the Manager is subject to any material conflict of interest in connection with each proxy vote. Employees must notify the CCO if they are aware of any material conflict of interest associated with a proxy vote. It is impossible to anticipate all material conflicts of interest that could arise in connection with proxy voting. The following examples are meant to help Employees identify potential conflicts:
○	The Manager provides investment advice to a publicly traded company (an “Issuer”). The Manager receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;
○	The Manager provides investment advice to an officer or director of an Issuer. The Manager receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

○	An issuer or some other third party offers the Manager or an Employee compensation in exchange for voting a proxy in a particular way;
○	An Employee, or a member of an Employee’s household, has a personal or business relationship with an Issuer. The Manager receives a proxy solicitation from that Issuer; and
○	The Manager or its Employees have a short position in an Issuer, but the Manager’s Clients have a long position in the same Issuer. The Manager receives a proxy solicitation from the Issuer.

●	If the Manager detects a material conflict of interest in connection with a proxy solicitation, the Manager will abide by the following procedures:
○	Compliance Committee will convene a Proxy Voting meeting. If necessary, the Manager will consult with Outside Counsel and the Board of Directors of the offshore Fund.
○	The CCO will describe the proxy vote under consideration and identify the perceived conflict of interest. The CCO will also propose the course of action that he believes is in the Manager’s Clients’ best interests. The CCO will tell the Compliance Committee why he believes that this course of action is most appropriate.
○	The Compliance Committee members will review any documentation associated with the proxy vote and evaluate the CCO’s proposal. The Compliance Committee members may wish to consider, among other things:
■	A vote’s likely short-term and long-term impact on the Issuer;
■	Whether the Issuer has responded to the subject of the proxy vote in some other manner;
■	Whether the issues raised by the proxy vote would be better handled by some other action by the government or the Issuer;
■	Whether implementation of the proxy proposal appears likely to achieve the proposal’s stated objectives; and
■	Whether the CCO’s proposal appears consistent with Clients’ best interests.
○	If the Compliance Committee is unable to reach a unanimous decision regarding the proxy vote, the Manager will, at its own expense, engage an outside proxy voting service or consultant to make a recommendation. The CCO will retain documentation of the proxy voting service or consultant’s recommendation and will vote Clients’ proxies in accordance with that recommendation.

●	The Manager will not neglect its proxy voting responsibilities, but the Manager may abstain from voting if it deems that abstention is in its Clients’ best interests. For example, the Manager may be unable to vote Securities that have been lent by the custodian. Also, proxy voting in certain countries involves “share blocking,” which limits the Manager’s ability to sell the affected Security during a blocking period that can last for several weeks. The Manager believes that the potential consequences of being unable to sell a Security would usually outweigh the benefits of participating in a proxy vote, so the Manager would expect to abstain from voting when share blocking is required. Operations will prepare and maintain memoranda describing the rationale for any instance in which the Manager does not vote a Client’s proxy.

●	Operations will retain the following information in connection with each proxy vote:
○	The Issuer’s name;
○	The Security’s ticker symbol or CUSIP, as applicable;
○	The shareholder meeting date;
○	The number of shares that the Manager voted;
○	A brief identification of the matter voted on;
○	Whether the matter was proposed by the Issuer or a Security-holder;
○	Whether the Manager cast a vote;

○	How the Manager cast its vote (for the proposal, against the proposal, or abstain); and
○	Whether the Manager cast its vote with or against management.

●	If the Manager votes the same proxy in two directions, Operations will maintain documentation describing the reasons for each vote (e.g., the Manager believes that voting with management is in Clients’ best interests, but Client X gave specific instructions to vote against management).

●	Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ Securities should be promptly reported to the CCO.

●	Proxies received after a Client terminates its advisory relationship with the Manager will not be voted. Operations will promptly return such proxies to the sender, along with a statement indicating advisory relationship with the Client has terminated, and that future proxies should not be sent to the Manager.

AXONIC FUNDS

PART C

OTHER INFORMATION

Item 28. Exhibits.

(a)	(1)	Certificate of Trust, incorporated by reference to Exhibit (a)(1) of Registrant’s initial Registration Statement on Form N-1A, filed on October 17, 2019.

	(2)	Agreement and Declaration of Trust, incorporated by reference to Exhibit (a)(2) of Registrant’s initial Registration Statement on Form N-1A, filed on October 17, 2019.

(b)	(1)	By-Laws, incorporated by reference to Exhibit (b)(1) of Registrant’s initial Registration Statement on Form N-1A, filed on October 17, 2019.

(c)		Instruments Defining Rights of Security Holders – See relevant portions of Certificate of Trust, Agreement and Declaration of Trust and By-Laws.

(d)	(1)	Form of Investment Advisory Agreement between the Registrant, on behalf of the Axonic Strategic Income Fund, and Axonic Capital LLC, incorporated by reference to Exhibit (d)(1) of Registrant’s initial Registration Statement on Form N-1A, filed on October 17, 2019.

(e)	(1)	Distribution Agreement between the Registrant and ALPS Distributors, Inc., incorporated by reference to Exhibit (e)(1) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, filed on December 23, 2019.

(f)		None.

(g)	(1)	Custody Agreement between the Registrant and U.S. Bank, N.A., incorporated by reference to Exhibit (g)(1) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, filed on December 23, 2019.

(h)	(1)	Services Agreement between the Registrant and ALPS Fund Services, Inc., incorporated by reference to Exhibit (h)(1) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, filed on December 23, 2019.
(h)	(1)(1)	Amendment to Services Agreement between the Registrant and ALPS Fund Services, Inc. (filed herewith)

	(2)	Services Agreement, between the Registrant and DST Asset Manager Solutions, Inc., incorporated by reference to Exhibit (e)(1) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, filed on December 23, 2019.

	(3)	Expense Limitation Agreement between Axonic Capital LLC and the Registrant on behalf of the Axonic Strategic Income Fund, incorporated by reference to Exhibit (h)(3) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A, filed on December 13, 2019.

	(4)	Adoption Agreement to the Services Agreement between the Registrant and DST Asset Manager Solutions, Inc., incorporated by reference to Exhibit (h)(4) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, filed on December 23, 2019.

	(5)	Amended and Restated Expense Limitation Agreement between Axonic Capital LLC and the Registrant on behalf of the Axonic Strategic Income Fund, of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, filed on July 15, 2020.

	(6)	Shareholder Services Plan, of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, filed on July 15, 2020.

(i)	(1)	Opinion and consent of counsel, incorporated by reference to Exhibit (i)(1) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, filed on December 23, 2019.
	(2)	Consent of Counsel (filed herewith)

(j)	(1)	Consent of Independent Registered Public Accounting Firm. (filed herewith)

(k)		None.

(l)	(1)	Initial Capital Agreement, incorporated by reference to Exhibit (l)(1) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, filed on December 23, 2019.

(m)	(1)	Distribution Plan pursuant to Rule 12b-1, of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, filed on July 15, 2020.

(n)	(1)	Rule 18f-3 Multiple Class Plan, of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, filed on July 15, 2020.

(o)		Reserved.

(p)	(1)	Code of Ethics of Axonic Funds, incorporated by reference to Exhibit (p)(1) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, filed on December 23, 2019.

	(2)	Code of Ethics of Axonic Capital LLC, incorporated by reference to Exhibit (p)(2) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, filed on December 23, 2019.

	(3)	Code of Ethics of ALPS Distributors, Inc., incorporated by reference to Exhibit (p)(3) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, filed on December 23, 2019.

	(4)	Powers of Attorney, filed on May 28, 2020.

Item 29. Persons Controlled by or Under Common Control with Registrant

None.

Item 30. Indemnification

Reference is made to Article VII, Sections 2 and 3 of the Registrant’s Agreement and Declaration of Trust with respect to the Registrant. The general effect of this provision is to indemnify the Trustees, officers, employees and other agents of the Trust who are parties pursuant to any proceeding by reason of their actions performed in their scope of service on behalf of the Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of Investment Adviser

Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 32. Principal Underwriter.

(a) ALPS Distributors, Inc., the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies: 1WS Credit Income Fund, 1290 Funds, Aberdeen Standard Investments ETFs, ALPS Series Trust, The Arbitrage Funds, AQR Funds, Axonic Alternative Income Fund, Axonic Funds, Barings Funds Trust, BBH Trust, Bluerock Total Income+ Real Estate Fund, Brandes Investment Trust, Bridge Builder Trust, Broadstone Real Estate Access Fund, Brown Advisory Funds, Brown Capital Management Mutual Funds, Cambria ETF Trust, CC Real Estate Income Fund, Centre Funds, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, CRM Mutual Fund Trust, Cullen Funds Trust, DBX ETF Trust, ETF Series Solutions, Flat Rock Opportunity Fund, Financial Investors Trust, Firsthand Funds, FS Credit Income Fund, FS Energy Total Return Fund, FS Series Trust, FS Multi-Alternative Income Fund Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Credit Fund, Griffin Institutional Access Real Estate Fund, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, Heartland Group, Inc., Holland Series Fund, Inc., IndexIQ Active ETF Trust, Index IQ ETF Trust, Infusive US Trust, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, M3Sixty Funds Trust, Mairs & Power Funds Trust, Meridian Fund, Inc., Natixis ETF Trust, Pax World Series Trust I, Pax World Funds Trust III, PRIMECAP Odyssey Funds, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, Resource Real Estate Diversified Income Fund, RiverNorth Funds, Sierra Total Return Fund, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Sprott Funds Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V, USCF ETF Trust, Wasatch Funds, WesMark Funds, Wilmington Funds, XAI Octagon Credit Trust, and X-Square Balanced Fund.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Bradley J. Swenson	President, Chief Operating Officer, Director
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer
Eric T. Parsons	Vice President, Controller and Assistant Treasurer
Joseph J. Frank**	Secretary
Patrick J. Pedonti **	Vice President, Treasurer and Assistant Secretary
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary
Liza Orr	Vice President, Senior Counsel
Jed Stahl	Vice President, Senior Counsel
James Stegall	Vice President
Gary Ross	Senior Vice President
Kevin Ireland	Senior Vice President
Stephen J. Kyllo	Vice President, Interim Chief Compliance Officer
Hilary Quinn	Vice President
Jennifer Craig	Assistant Vice President

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

**	The principal business address for Messrs. Pedonti and Frank is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c) Not applicable.

Item 33. Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

Axonic Capital LLC, 520 Madison Avenue, 42nd Floor, New York, New York 10022 (records relating to its function as investment adviser of the Axonic Funds).

ALPS Fund Services, Inc., 1290 Broadway, Suite 1000 Denver, Colorado 80203 (records relating to its function as administrator).

DST Asset Manager Solutions, Inc., 330 W. 9th St. Kansas City, MO 64105 (records relating to its function as transfer agent and dividend disbursing agent).

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 (records relating to its function as custodian).

ALPS Distributors, Inc., 1290 Broadway, Suite 1000 Denver, Colorado 80203 (records relating to its function as distributor).

Item 34. Management Services

Not applicable.

Item 35. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on February 26, 2021.

Axonic Funds

By:	/s/ Clayton DeGiacinto*
Clayton DeGiacinto
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 3 Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ Clayton DeGiacinto*	President and Trustee	February 26, 2021
Clayton DeGiacinto

/s/ Joshua M. Barlow*	Trustee	February 26, 2021
Joshua M. Barlow

/s/ Charles D. Mires*	Trustee	February 26, 2021
Charles D. Mires

/s/ Thomas S. Vales*	Trustee	February 26, 2021
Thomas S. Vales

/s/ John Kelly	Treasurer	February 26, 2021
John Kelly

*/s/ John Kelly	February 26, 2021
John Kelly
Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
(h)(1)(1)	Amendment to Services Agreement between the Registrant and ALPS Fund Services, Inc.
(i)(2)	Consent of Counsel
(j)(1)	Consent of Independent Registered Public Accounting Firm